                     US$220,000,000 NOTE PURCHASE AGREEMENT

                                     among

                    COMPANIA DE INVERSIONES DE ENERGIA S.A.,
                                   as Issuer

                    BANCO SUPERVIELLE SOCIETE GENERALE S.A.
                              GOLDMAN, SACHS & CO.
                               SOCIETE GENERALE,
                                  as Arrangers

                                BANK OF MONTREAL
              BANQUE EUROPEENNE POUR L'AMERIQUE LATINE (BEAL) S.A.
                         DRESDNER BANK LUXEMBOURG S.A.,
                               as Managing Agents

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                   CIBC INC.
          BANCO DE LA PROVINCIA DE BUENOS AIRES - GRAND CAYMAN BRANCH
                         TORONTO DOMINION (TEXAS), INC.
                 BANK OF BOSTON TRUST COMPANY (BAHAMAS) LIMITED
                                ING BANK, N.V.,
                                  as Co-Agents

                             ROYAL BANK OF CANADA,
             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                           CREDITANSTALT-BANKVEREIN,
               BANCA COMMERCIALE ITALIANA - NEW YORK BRANCH, and
                  THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY,
                                as Lead Managers

                           RIOBANK INTERNATIONAL and
               REPUBLIC NATIONAL BANK OF NEW YORK (URUGUAY) S.A.,
                                  as Managers

                      SOCIETE GENERALE, SOUTHWEST AGENCY,
                            as Administrative Agent

                                      and

                          the Purchasers named herein

                               ------------------

                           Dated as of April 18, 1997

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.       Purchase of the Notes  . . . . . . . . . . . . . . . . . . . . . .    2

2.       Certain Defined Terms; Accounting Terms; Terms of the Notes;
         Certain References.  . . . . . . . . . . . . . . . . . . . . . . . .  3

3.       Closing and Delivery of Notes  . . . . . . . . . . . . . . . . . . .  9

4.       Representations and Warranties of the Issuer . . . . . . . . . . . . 10

5.       Representations, Warranties and Agreements of the Purchasers . . .   11

6.       Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

7.       Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

8.       Conditions Precedent to Closing  . . . . . . . . . . . . . . . . . . 13

9.       The Administrative Agent . . . . . . . . . . . . . . . . . . . . . . 15

                 (a)      Authorization and Action  . . . . . . . . . . . . . 15
                 (b)      Administrative Agent's Reliance, Etc. . . . . . . . 16
                 (c)      Societe Generale and Affiliates . . . . . . . . . . 16
                 (d)      Purchaser Credit Decision . . . . . . . . . . . . . 17
                 (e)      Indemnification . . . . . . . . . . . . . . . . . . 17
                 (f)      Successor Administrative Agent  . . . . . . . . . . 17
                 (g)      Arrangers, Managing Agents, Co-Agents, Lead
                          Managers and Managers . . . . . . . . . . . . . . . 18
                 (h)      Failure of Issuer to Pay in Full  . . . . . . . . . 18

10.      Amendments, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . 18

11.      Notices, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

12.      No-Waiver; Remedies  . . . . . . . . . . . . . . . . . . . . . . . . 19

13.      Costs and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . 19

14.      Right of Set-off and Break Funding Costs . . . . . . . . . . . . . . 21


15.      Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

16.      Assignments and Participations . . . . . . . . . . . . . . . . . . . 22

17.      Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . 24

18.      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

19.      Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . 25

20.      Submission to Jurisdiction; Service of Process . . . . . . . . . . . 25

21.      Waiver of Sovereign Immunity . . . . . . . . . . . . . . . . . . . . 26

22.      Judgment Currency  . . . . . . . . . . . . . . . . . . . . . . . . . 26

23.      Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . 27

24.      Use of English Language  . . . . . . . . . . . . . . . . . . . . . . 27

25.      Titles and Headings  . . . . . . . . . . . . . . . . . . . . . . . . 27

26.      Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . 28

27.      Warranties and Agreements to Continue  . . . . . . . . . . . . . . . 28



EXHIBIT A                 Fiscal Agency Agreement

EXHIBIT B                 Notice of Closing

EXHIBIT C                 Form of Assignment and Acceptance

EXHIBIT D                 Form of legal opinion of independent Argentine
                          counsel for the Issuer

EXHIBIT E                 Form of legal opinion of special Argentine counsel
                          for the Administrative Agent

EXHIBIT F                 Form of legal opinion of special New York counsel for
                          the Administrative Agent

SCHEDULE I                Purchasing Offices and Addresses for Notices

                         ______________________________

Note: This table of contents shall not be deemed to be a part of the Note Purchase Agreement for any purpose.

                    COMPANIA DE INVERSIONES DE ENERGIA S.A.

                  US$220,000,000 AGGREGATE PRINCIPAL AMOUNT OF

                     FLOATING RATE NOTES DUE APRIL 22, 2002

                            NOTE PURCHASE AGREEMENT

                           dated as of April 18, 1997

                                 BY AND BETWEEN

(1) COMPANIA DE INVERSIONES DE ENERGIA S.A., a sociedad anonima organized under the laws of the Republic of Argentina (the "Issuer"); and

(2)   BANCO SUPERVIELLE SOCIETE GENERALE S.A.,
      GOLDMAN, SACHS & CO. and
      SOCIETE GENERALE,  as Arrangers (the "Arrangers"); and

(3)   BANK OF MONTREAL,
      BANQUE EUROPEENNE POUR L'AMERIQUE LATINE (BEAL) S.A. and
      DRESDNER BANK LUXEMBOURG S.A., as Managing Agents (the "Managing Agents"); and

(4)   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
      CIBC INC.,
      BANCO DE LA PROVINCIA DE BUENOS AIRES - GRAND CAYMAN BRANCH, TORONTO DOMINION (TEXAS), INC.,
      BANK OF BOSTON TRUST COMPANY (BAHAMAS) LIMITED and
      ING BANK N.V., as Co-Agents (the "Co-Agents"); and

(5)   ROYAL BANK OF CANADA,
      BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
      CREDITANSTALT-BANKVEREIN,
      BANCA COMMERCIALE ITALIANA - NEW YORK BRANCH and
      THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY, as Lead Managers (the "Lead Managers"); and

(6)   RIOBANK INTERNATIONAL and
      REPUBLIC NATIONAL BANK OF NEW YORK (URUGUAY) S.A., as Managers (the "Managers"); and

(7) The firms listed as Purchasers on the signature page hereto (the "Purchasers"); and

(8) SOCIETE GENERALE, SOUTHWEST AGENCY, as Administrative Agent (the "Administrative Agent").

            WHEREAS:

            (A) The Issuer has duly authorized and has determined to create and issue US$220,000,000 aggregate principal amount of Floating Rate Notes due April 22, 2002 (the "Notes") on the Closing Date hereinafter specified; and

            (B) The Arrangers have arranged for the purchase of the Notes by the Purchasers, who desire to purchase such Notes; and

            (C) The Administrative Agent wishes to undertake the duties herein specified on the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, the parties hereto hereby agree as follows:

1.    Purchase of the Notes.

            Upon and subject to the terms and conditions of this Note Purchase Agreement (this "Agreement"), at the Closing (as defined herein) the Issuer agrees to issue and to sell to each of the Purchasers, and each Purchaser severally agrees to purchase, Notes in an amount not to exceed the amount set forth opposite each Purchaser's name on the signature pages hereof (or, if such Purchaser has entered into any Assignment and Acceptance, the amount set forth for such Purchaser in the Register maintained by the Administrative Agent pursuant to Section 16) (each such amount, the Commitment" of such Purchaser), at a purchase price of one hundred percent (100%) of the principal amount of the Notes (the "Issue Price").

2.          Certain Defined Terms; Accounting Terms; Terms of the Notes;
            Certain References.

            (a) As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Additional Amounts" has the meaning specified in Section 6(b).

            "Administrative Agent" has the meaning specified in the introductory paragraph hereof.

            "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent at Societe Generale, New York Branch at 1221 Avenue of the Americas, New York, New York 10020, ABA No. 026004226 for credit to Account No. 9035699, Reference CIESA.

            "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control
with such Person.   For purposes of this definition, the term "control"
(including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise; provided, however, that as to Perez Companc S.A., "affiliate" shall not include the controlling shareholders of Perez Companc S.A. or Persons that are controlled, directly or indirectly, by such controlling shareholders but are not controlled directly or indirectly by Perez Companc S.A.

            "Agreement" means this Note Purchase Agreement.

            "Argentina" means the Republic of Argentina.

            "Argentine Financial Reporting" has the meaning assigned in paragraph (c) of this Section 2.

            "Arrangers" has the meaning specified in the introductory paragraph hereof.

            "Assignment and Acceptance" means an assignment and acceptance entered into by a Purchaser and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

            "Availability Period" means the period from and including the Effective Time to and including the Termination Date.

            "Bonex" has the meaning specified in Section 22(b).

            "Closing" means the issuance and sale of the Notes by the Issuer to the Purchasers, and the purchase of the Notes by the Purchasers from the Issuer, pursuant to Sections 1 and 3.

            "Closing Date" means the Eurodollar Business Day within the Availability Period specified in the Notice of Closing as the date upon which the Issuer will sell and the Purchasers will purchase the Notes hereunder.

            "CNV" has the meaning specified in paragraph (c) of this Section 2.

            "Co-Agents" has the meaning specified in the introductory paragraph hereof.

            "Commitment" has the meaning specified in Section 1.

            "Confidential Information" means oral or written information that the Issuer designates as confidential and furnishes to the Administrative Agent or any Arranger, Managing Agent, Co-Agent, Lead Manager, Manager or Purchaser or to any agent or representative thereof, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Administrative Agent or such Arranger, Managing Agent, Co-Agent, Lead Manager, Manager or Purchaser from a source other than the Issuer or any Arranger, Managing Agent, Co-Agent, Lead Manager, Manager or Purchaser or another Person that is subject to an obligation to keep such information confidential.

            "Dollars", "US$" and "$" means the lawful currency of the United States of America.

            "Domestic Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City.

            "Effective Time" has the meaning specified in Section 15.

            "Eligible Assignee" means (i) a Purchaser; (ii) an Affiliate of a Purchaser; (iii) a commercial bank organized under the laws of any country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Bahamas or the Cayman Islands, or a political subdivision of any thereof, and having a combined capital and surplus of at least US$100,000,000, or an Affiliate of such a commercial bank; (iv) the central bank of any country that is a member of the Organization for Economic Cooperation and Development; (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in debt securities or commercial loans in the ordinary course of its business and having a combined capital and surplus of at least US$100,000,000; provided, that any Person referred to in clause (iii), (iv) or (v) above shall have been approved in writing by the Issuer, such approval not to be unreasonably withheld or delayed; and (vi) any other Person approved by the Administrative Agent and the Issuer; provided, however, that neither the Issuer nor an Affiliate of the Issuer shall qualify as an Eligible Assignee.

            "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability, investigation (known to the Issuer), proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief available under Argentine law.

            "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance having the force of law in Argentina and relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

            "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

            "Eurodollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

            "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Domestic Business Day, for the next preceding Domestic Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Domestic Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

            "Fiscal Agent" has the meaning specified in the introductory paragraph of the Fiscal Agency Agreement and as otherwise provided in Sections 3 and 13 of such agreement.

            "Fiscal Agency Agreement" means the agreement among and between the Issuer and Societe Generale, Southwest Agency (as Fiscal Agent, Paying Agent, Transfer Agent and Co-Registrar) and Banco Supervielle Societe Generale S.A. (as Paying Agent, Transfer Agent and Registrar), dated April 18, 1997, and attached hereto as Exhibit A.

            "Hazardous Materials" means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminate under any Environmental Law.

            "Holder" means a registered holder of one or more Notes.

            "Holding Office" means, with respect to any Purchaser, the office of such Purchaser specified from time to time in writing to the Issuer and the Administrative Agent.

            "Indemnified Party" has the meaning specified in Section 13(b).

            "Information Memorandum" means the Confidential Information Memorandum entitled "CIESA: Compania de Inversiones de Energia S.A B US$220,000,000 Floating Rate Notes", dated December 1996, and used by the Arrangers in connection with the transactions contemplated by this Agreement.

            "Interest Period" means the period commencing on the Closing Date and ending on the last day of the period selected by the Issuer in accordance with Section 4 of the Notes and pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Issuer in accordance with Section 4 of the Notes and pursuant to the provisions below. The duration of each such Interest Period shall be three or six months, as the Issuer may, upon notice received by the Fiscal Agent not later than 12:00 Noon (New York City time) on the third Eurodollar Business Day prior to the first day of such Interest Period, select; provided, however, that:

                  (i) the Issuer may not select any Interest Period that begins before and ends after an Interest Step-up Date or the Maturity Date;

                  (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Eurodollar Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Eurodollar Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Eurodollar Business Day; and

                  (iii) whenever the first day of any Interest Period occurs on a day of a calendar month for which there is no numerically corresponding day in the calendar month that succeeds such calendar month by the number of months in such Interest Period, such Interest Period shall end on the last Eurodollar Business Day of such succeeding calendar month.

            "Interest Step-up Date" means the one-year, two-year and three-year anniversaries of the Original Issuance Date; provided, however, that:

                  (i) whenever an Interest Step-up Date would otherwise occur on a day other than a Eurodollar Business Day, such Interest Step-up Date shall be extended to occur on the next succeeding Eurodollar Business Day, provided, however, that, if such extension would cause such Interest Step-up Date to occur in the next following calendar month, such Interest Step-up Date shall occur on the next preceding Eurodollar Business Day; and

                  (ii) if the Original Issuance Date occurs on a day of a calendar month for which there is no numerically corresponding day in the calendar month that succeeds such calendar month by the number of months specified above in respect of an Interest Step-up Date, such Interest Step-up Date shall occur on the last Eurodollar Business Day of such succeeding calendar month.

            "Issue Price" has the meaning specified in Section 1.

            "Issuer" has the meaning specified in the introductory paragraph hereof.

            "Lead Managers" has the meaning specified in the introductory paragraph hereof.

            "Managers" has the meaning specified in the introductory paragraph hereof.

            "Managing Agents" has the meaning specified in the introductory paragraph hereof.

            "Maturity Date" means the five-year anniversary of the Original Issuance Date.

            "Notes" has the meaning specified in the introductory paragraph hereof.

            "Notice of Closing" has the meaning specified in Section 3(a).

            "Original Issuance Date" means the date upon which the Issuer initially issues the Notes, which shall be a Eurodollar Business Day.

            "Other Taxes" has the meaning specified in Section 6(a).

            "Outstanding" has the meaning specified in Section 15(f) of the Fiscal Agency Agreement.

            "Person" means an individual, partnership, corporation (including a business trust) joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

            "Personal Property Tax" has the meaning specified in Section 6(a).

            "Purchasers" has the meaning specified in the introductory paragraph hereof.

            "QIB" has the meaning specified in Section 5(b).

            "Register" has the meaning specified in Section 16(c).

            "Regulation S Purchaser" has the meaning specified in Section 5(b).

            "Required Purchasers" means at any time Purchasers holding more than 50% of the then aggregate unpaid principal amount of the Outstanding Notes then held by all Purchasers, or, if no Notes are Outstanding at the time, Purchasers holding more than 50% of the Commitments.

            "Securities Act" has the meaning specified in Section 5(a).

            "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in distributions from such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

            "Taxes" has the meaning specified in Section 6(a).

            "Term Loan Agreement" has the meaning specified in Section 7(a).

            "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

            (b) In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

            (c) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as prescribed from time to time by the Argentine Comision Nacional de Valores (the "CNV"). ("Argentine Financial Reporting").

            (d) In this Agreement, except to the extent that the context otherwise requires, (i) references to any document or agreement, including this Agreement, shall be deemed to include references to such document or agreement as amended, supplemented or replaced from time to time in accordance with its terms and (where applicable) subject to compliance with the requirements set forth therein, and (ii) unless otherwise specified, references to Sections, clauses and Exhibits are references to Sections and clauses of, and Exhibits to, this Agreement.

3.    Closing and Delivery of Notes.

            (a) The Closing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Eurodollar Business Day prior to the Closing Date by the Issuer to the Administrative Agent, which shall give to each Purchaser notice thereof promptly (and in any event not later than one Eurodollar Business Day after receipt by the Administrative Agent of such notice). Such notice of the Closing (the "Notice of Closing") shall be in substantially the form of Exhibit B hereto, specifying therein the requested
(i) Closing Date and (ii) initial Interest period.

            (b) Each Purchaser shall, before 9:00 A.M. (New York City time) on the Closing Date, make available for the account of its Holding Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Purchaser's ratable portion of the purchase price of the Notes being issued at the Closing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 8, the Administrative Agent will make such funds available to the Issuer at the Administrative Agent's address referred to in Section 11.

            (c) Each Purchaser hereby appoints the Administrative Agent (which may act through agents including First Trust National Association) as its agent to receive its Notes at the Closing and promptly following the Closing to deliver such Notes to the account at The Depository Trust Company specified by such Purchaser on its signature page to this Agreement.

            (d) The Notice of Closing shall be irrevocable and binding on the Issuer. The Issuer shall indemnify each Purchaser against any loss, cost or expense incurred by such Purchaser as a result of any failure to fulfill on or before the Closing Date specified in the Notice of Closing the applicable conditions set forth in Section 8, including, without limitation, any loss (but not including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Purchaser to purchase its Commitment as part of the Closing when such purchase, as a result of such failure, is not made on such date.

            (e) Unless the Administrative Agent shall have received notice from a Purchaser prior to the Closing Date that such Purchaser will not make available to the Administrative Agent such Purchaser's ratable portion of the purchase price of the Notes being issued at the Closing, the Administrative Agent may assume that such Purchaser has made such portion available to the Administrative Agent on the Closing Date in accordance with paragraph (a) of this Section 3 and the Administrative Agent may, in reliance upon such assumption, make available to the Issuer on such date a corresponding amount. If and to the extent that such Purchaser shall not have so made such ratable portion available to the Administrative Agent, such Purchaser and the Issuer severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Issuer until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Issuer, the interest rate applicable at the time to the Notes and (ii) in the case of such Purchaser, the Federal Funds Rate. If such Purchaser shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Purchaser's purchase as part of the Closing for purposes of this Agreement.

            (f) The failure of any Purchaser to purchase its Commitment shall not relieve any other Purchaser of its obligation, if any, hereunder to purchase its Commitment on the Closing Date, but no Purchaser shall be responsible for the failure of any other Purchaser to purchase its Commitment on the Closing Date.

            (g) At the Closing, the Notes shall be issued in registered form without coupons and shall be in substantially the form set forth in Exhibit A to the Fiscal Agency Agreement and shall be entitled to the benefits of the Fiscal Agency Agreement.

4.    Representations and Warranties of the Issuer.

            As a condition to the agreement of the Purchasers to purchase the Notes and in consideration of such agreement, the Issuer hereby makes to each other party to this Agreement, as of the date hereof and as of the Closing Date, the representations and warranties contained in Section 8 of the Fiscal Agency Agreement, including such representations and warranties, mutatis mutandis, as applied to this Agreement and the transactions contemplated hereby.

5.    Representations, Warranties and Agreements of the Purchasers.

            As a condition to the agreement of the Issuer to sell the Notes and in consideration of such agreement, each Purchaser hereby represents and warrants to, and agrees with, the Issuer, as of the Closing Date, as follows:

            (a) The Purchaser is purchasing the Notes for its own account and not with a view to a distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"); and the Purchaser has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Notes and is able and prepared to bear the economic risk of investing in and holding such Notes.

            (b) The Purchaser (i) is, or is a branch or wholly owned subsidiary of, a "qualified institutional buyer" (a "QIB") within the meaning of Rule 144A under the Securities Act, or (ii) is a non-U.S. person that is located outside the United States and is purchasing the Notes in an offshore transaction within the meaning of Regulation S under the Securities Act (a "Regulation S Purchaser").

            (c) The Purchaser acknowledges that the Notes have not been and will not be registered under the Securities Act or any state securities or blue sky laws, and, accordingly, the Purchaser may not offer, sell, pledge, hypothecate or otherwise transfer any Notes, directly or indirectly, except pursuant to an applicable exemption from registration under the Securities Act and in accordance with the provisions of the Notes and Fiscal Agency Agreement.

            (d) Each Purchaser covenants and agrees that it will resell Notes only in amounts of US$1,000,000 or more.

            (e) The Purchaser agrees that upon any transfer by it of any beneficial interest in a Note it shall promptly notify the Administrative Agent so that such transfer may be noted in the Register. Such notice shall include the principal amount of Notes so transferred, the date of transfer, and the identity of the transferee.

6.    Taxes.

            (a) For the purposes of this Section 6, the following terms have the following meanings:

            "Taxes" means any and all present and future taxes, duties, levies, imposts, deductions, charges or withholdings of any nature with respect to any payment by the Issuer pursuant to this Agreement and all liabilities with respect thereto imposed by the Republic of Argentina or any political subdivision or taxing authority thereof or therein (including, without limitation, the Argentine Personal Property Tax established by Argentine Law No. 23,966 as amended and implemented (the "Personal Property Tax")). For the avoidance of doubt "taxes" as defined in this paragraph do not include net income taxes imposed on any Purchaser by reason of its investment in Notes.

            "Other Taxes" means any present or future stamp or documentary taxes and any other excise, property or value added taxes, or similar charges or levies which arise from any payment made pursuant to this Agreement or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement imposed by the Republic of Argentina or any political subdivision or taxing authority thereof or therein.

            (b) Any and all payments by the Issuer hereunder shall be made free and clear of and without deduction or withholding for any Taxes or Other Taxes. If the Issuer shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased by such additional amounts ("Additional Amounts") as may be necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 6), the Purchaser receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Issuer shall make such deductions or withholdings and (iii) the Issuer shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law.

            (c) Subject to the compliance by each Purchaser and the Administrative Agent with the covenant in paragraph (e) of this Section 6, the Issuer shall indemnify each Purchaser and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any taxes imposed by any jurisdiction on amounts payable under this Section 6, whether or not correctly or legally imposed or asserted, imposed on or paid by such Purchaser or the Administrative Agent, as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within thirty (30) days from the date such Purchaser or the Administrative Agent (as the case may be) makes written demand therefor.

            (d) Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Issuer shall furnish to the Administrative Agent, at its address referred to in Section 11, the original or a certified copy of a receipt evidencing payment thereof.

            (e) Each Purchaser and the Administrative Agent shall, at the request of the Issuer, use reasonable efforts (consistent with applicable legal and regulatory restrictions) (i) to file any certificate or document requested by the Issuer if the making of such a filing would eliminate or reduce any Additional Amounts payable to or for the account of such Purchaser or the Administrative Agent pursuant to this Section 6 that may thereafter accrue and would not, in the judgment of such Purchaser or the Administrative Agent, require such Purchaser or the Administrative Agent to disclose any confidential or proprietary information or be otherwise disadvantageous to such Purchaser or the Administrative Agent and (ii) to transfer its Notes to a different Holding Office if such transfer will avoid the need for payment of Additional Amounts under this Section 6 and will not, in the sole judgment of such Purchaser, be otherwise disadvantageous to such Purchaser.

            The Issuer hereby waives any right it may have under Argentine law to seek reimbursement (by way of any legal means available to the Issuer, including, without limitation, deduction from payments of principal or interest on the Notes) from any Holder or beneficial owner of any interest in a Note or rights in respect thereof of any amounts paid by the Issuer under the Personal Property Tax.

7.    Covenants.

            (a) The Issuer will use the net proceeds received by it from the sale of the Notes for the repayment of indebtedness outstanding under its US$220,000,000 Term Loan Agreement, dated as of May 15, 1996, as amended (the "Term Loan Agreement").

            (b) For so long as a Purchaser is the Holder of Notes, the Issuer shall provide to it such information respecting the Issuer or any of its Subsidiaries as such Purchaser though the Administrative Agent may from time to time reasonably request in writing.

8.    Conditions Precedent to Closing.

            The obligation of each Purchaser to purchase Notes in an amount up to the amount of its Commitment on the Closing Date shall be subject to the satisfaction of the following conditions precedent:

            (a) There shall exist no significant disruption in the international financial markets or in the Argentine financial market which, in the reasonable judgment of the Purchasers, could be reasonably expected to materially adversely affect the ability of the Issuer to meet its obligations under this Agreement or the Notes in accordance with their terms.

            (b) Nothing shall have come to the attention of the Purchasers during the course of their due diligence investigation to lead them to believe that the Information Memorandum was or has become misleading, incorrect or incomplete in any material respect; without limiting the generality of the foregoing, the Purchasers shall have been given such access to the management, records, books of account, contracts and properties of the Issuer and its Subsidiaries as they shall have requested.

            (c) The representations and warranties incorporated by reference in Section 4 of this Agreement shall be correct on and as of the Closing Date as though made on and as of such date, and the Administrative Agent shall have received for the account of each Purchaser a certificate to such effect signed by a duly authorized officer of the Issuer, dated the Closing Date.

            (d) The Administrative Agent shall have received the Notice of Closing as required by Section 3.

            (e) The Administrative Agent shall have received on or before the Closing Date the following, each dated the Closing Date, in form and substance satisfactory to the Administrative Agent and (except for the Notes) in sufficient copies for each Purchaser:

            i) Certified copies of (A) the resolutions of the shareholders of the Issuer and of the Board of Directors of the Issuer approving this Agreement, the Notes and the Fiscal Agency Agreement and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes and the Fiscal Agency Agreement.

            ii) A certificate of the President or an authorized officer of the Issuer certifying the names and true signatures of the officers of the Issuer authorized to sign this Agreement, the Notes and the Fiscal Agency Agreement and the other documents to be delivered hereunder, which certificate shall certify the names and signatures of at least one Director (a member of the Issuer's Board of Directors) and one Syndic (a member of the Issuer's Supervisory Committee) authorized to sign the Notes.

            iii) A favorable opinion of Eduardo Ojea Quintana, Director of Legal Affairs of the Issuer, and/or a favorable opinion of independent Argentine counsel for the Issuer, which between them shall address the matters set forth in Exhibit D hereto and such other matters as any Purchaser through the Administrative Agent may reasonably request.

            iv) A favorable opinion of Bruchou, Fernandez Madero & Lombardi, special Argentine counsel for the Administrative Agent, substantially in the form of Exhibit E hereto and as to such other matters as any Purchaser through the Administrative Agent may reasonably request.

            v) A favorable opinion of Sullivan & Cromwell, special New York counsel for the Administrative Agent, substantially in the form of Exhibit F hereto and as to such other matters as any Purchaser though the Administrative Agent may reasonably request.

            vi) Written confirmation from the agent for service of process named in Section 20 that it agrees to act as such.

            vii) A copy of the resolutions by the CNV and the Buenos Aires Stock Exchange, respectively, approving the public offer of the Notes in Argentina and the listing of the Notes on such Exchange and of any correspondence with the CNV or the Buenos Aires Stock Exchange relating to the conditions to which such approval or listing may be subject.

            viii) Such other documents relating to any of the matters
                  contemplated herein as the Administrative Agent or any Purchaser may reasonably request.

9.     The Administrative Agent.

            (a) Authorization and Action. Each Purchaser hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, collection of any amounts due to any Purchaser hereunder), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Purchasers, and such instructions shall be binding upon all Purchasers; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law.
The Administrative Agent agrees to give to each Purchaser prompt notice of each notice given to it by the Issuer pursuant to the terms of this agreement.

            (b) Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. The Administrative Agent shall perform any duties hereunder either directly or by or through agents or attorneys and the Administrative Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder. Without limitation of the generality of the foregoing, the Administrative
Agent: (i) may treat the payee of any amount hereunder as the Purchaser hereunder until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by such payee, as assignor, and an Eligible Assignee, as assignee, as provided in Section 16; (ii) may consult with legal counsel (including counsel for the Issuer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Purchaser and shall not be responsible to any Purchaser for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement, the Notes or the Fiscal Agency Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Notes or the Fiscal Agency Agreement on the part of the Issuer or to inspect the property (including the books and records) of the Issuer; (v) shall not be responsible to any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Notes or the Fiscal Agency Agreement or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

            (c) Societe Generale and Affiliates. With respect to its Commitment and the Notes issued to it, Societe Generale shall have the same rights and powers under this Agreement as any other Purchaser and may exercise the same as though it were not the Administrative Agent; and the term "Purchaser" or "Purchasers" shall, unless otherwise expressly indicated, include Societe Generale in its individual capacity. Societe Generale and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Issuer, any of its Subsidiaries and any Person who may do business with or own securities of the Issuer or any such Subsidiary, all as if Societe Generale were not the Administrative Agent and without any duty to account therefor to the Purchasers.

            (d) Purchaser Credit Decision. Each Purchaser acknowledges that it has, independently and without reliance upon any Arranger, Managing Agent, Co-Agent, Lead Manager or Manager, the Administrative Agent or any other Purchaser and based on the financial statements referred to in the representations and warranties incorporated by reference in Section 4 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase Notes. Each Purchaser also acknowledges that it will, independently and without reliance upon any Arranger, Managing Agent, Co-Agent, Lead Manager, or Manager, the Administrative Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or under the Notes.

            (e) Indemnification. The Purchasers agree to indemnify the Arrangers, the Administrative Agent and their Affiliates (to the extent not reimbursed by the Issuer), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any Arranger, or the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by any Arranger, or the Administrative Agent under this Agreement, provided that no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent or of any Arranger. Without limitation of the foregoing, each Purchaser agrees to reimburse the Arrangers, and the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Arrangers, or the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Arrangers or the Administrative Agent are not reimbursed for such expenses by the Issuer.

            (f) Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Purchasers and the Issuer and may be removed at any time with or without cause by the Required Purchasers. Upon any such resignation or removal, the Required Purchasers shall have the right to appoint a successor Administrative Agent subject to the approval of the Issuer, such approval not to be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Purchasers, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Purchasers' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Purchasers, appoint a successor Administrative Agent, which shall be a commercial bank having a combined capital and surplus of at least US$100,000,000 and acting through a branch located in the United States. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

            (g) Arrangers, Managing Agents, Co-Agents, Lead Managers and Managers. The Arrangers, Managing Agents, Co-Agents, Lead Managers and Managers in such capacities shall have no duties or obligations under or in connection with this Agreement.

            (h) Failure of Issuer to Pay in Full. Unless the Administrative Agent shall have received notice from the Issuer prior to the date on which any payment is due to the Purchasers hereunder that the Issuer will not make such payment in full, the Administrative Agent may assume that the Issuer has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Purchaser on such due date an amount equal to the amount then due such Purchaser. If and to the extent the Issuer shall not have so made such payment in full to the Administrative Agent, each Purchaser shall repay to the Administrative Agent forthwith on demand such amount distributed to such Purchaser together with interest thereon, for each day from the date such amount is distributed to such Purchaser until the date such Purchaser repays such amount to the Administrative Agent, at the Federal Funds Rate.

10.   Amendments, Etc.

            No amendment or waiver of any provision of this Agreement nor consent to any departure by the Issuer therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Purchasers, do any of the following: (a) waive any of the conditions specified in Section 8, (b) increase the Commitments of the Purchasers or subject the Purchasers to any additional obligations, (c) reduce any amounts payable hereunder, (d) postpone any date fixed for the payment of any amounts payable hereunder, (e) change the percentage of the Commitments, or the number of Purchasers, that shall be required for the Purchasers or any of them to take any action hereunder or (f) amend this Section 10; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the Arrangers in addition to the Purchasers required above to take such action, affect the rights or duties of the Administrative

Agent or the Arrangers, as the case may be, under this Agreement; and provided, further, that no amendment to Section 14 of this Agreement that is adverse to Holders of Notes shall be effective unless approved by Holders of more than 50% in aggregate principal amount of the Notes at the time Outstanding present or represented at a meeting of such Holders at which a quorum is present (the procedures relating to such meeting being the same as those set forth in
Section 15 of the Fiscal Agency Agreement).

11.   Notices, Etc.

            All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Issuer, at its address at Don Bosco 3672, piso 5, Buenos Aires, Argentina, Telephone No.
(541) 865-9076, Telecopier No. (541) 865-7154, Attention: Mr. Jorge Garcia; if to any Purchaser listed on Schedule I hereto, at its address for notices specified opposite its name on such Schedule; if to any other Purchaser, at its address for notices specified in the Assignment and Acceptance pursuant to which it became a Purchaser; and if to the Administrative Agent, at its address at 2001 Ross Avenue, Suite 4800, Dallas, Texas 75201, Telephone No. (214) 979-2767, Telecopier No. (214) 754-0171, Attention: Angela Aldridge; or, as to the Issuer or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Issuer and the Administrative Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mail, telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

12.   No-Waiver; Remedies.

            No failure on the part of any Purchaser or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

13.   Costs and Expenses.

            (a) The Issuer agrees to pay promptly all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other documents to be delivered hereunder, including, without limitation, (A) all reasonable due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, consultant, and audit expenses and (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The Issuer further agrees to pay on demand all reasonable costs and expenses of the Administrative Agent and the Purchasers, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Administrative Agent and each Purchaser in connection with the enforcement of rights under this Section 13(a).

            (b) The Issuer agrees to indemnify and hold harmless the Administrative Agent, each Arranger, each Managing Agent, each Co-Agent, each Lead Manager, each Manager and each Purchaser and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to, or in connection with (i) the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the sale of the Notes or (ii) the actual or alleged presence of Hazardous Materials on any property of the Issuer or any of its Subsidiaries or any Environmental Action relating in any way to the Issuer or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by the Issuer, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct, provided, however, that the Issuer shall not be obligated to pay the fees and expenses of more than one counsel (plus one Argentine counsel if required) for all of the indemnified parties.

            Promptly after receipt by an Indemnified Party under paragraph (b) above of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the Issuer under paragraph
(b) above, notify the Issuer of the commencement thereof; but the omission so to notify the Issuer will not relieve it from any liability which it may have to any Indemnified Party otherwise than under paragraph (b) above. In case any such action is brought against any Indemnified Party and it notifies the Issuer of the commencement thereof, the Issuer will be entitled to participate therein, and to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the Issuer), and after notice from the Issuer to such Indemnified Party of its election to assume the defense thereof, the Issuer will not be liable to such Indemnified Party under this paragraph for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation at the request or with the consent of the Issuer. The Issuer shall not, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action. The Issuer shall not be required to indemnify an Indemnified Party for the amount paid or payable by the Indemnified Party in the settlement of any claim, action, proceeding or investigation undertaken without the written consent of the Issuer, which consent shall not be unreasonably withheld.

            (c) Without prejudice to the survival of any other agreement of the Issuer hereunder, the agreements and obligations of the Issuer contained in
Section 6 and this Section 13 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

14.   Right of Set-off and Break Funding Costs.

            (a) The Issuer hereby agrees with each Purchaser for its benefit and expressly for the benefit of each subsequent Holder of Notes that, upon the occurrence and during the continuance of any Event of Default and following the making of the request or the granting of the consent specified by Paragraph 13 of the Notes to authorize the Fiscal Agent to declare the Notes due and payable pursuant to the provisions of Paragraph 13 of the Notes, each Holder shall be authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or provisional or final) at any time held and other indebtedness at any time owing by such Holder to or for the credit or the account of the Issuer against any and all of the obligations of the Issuer now or hereafter existing under this Note, whether or not such Holder shall have made any demand under the Notes and although such obligations may be unmatured. The rights of each Holder under this Paragraph 14 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Holder may have.

            (b) The Issuer hereby agrees with each Purchaser for its benefit and expressly for the benefit of each subsequent Holder of Notes that, if any payment of principal of any Note is made by the Issuer to or for the account of a Holder of Notes other than on the last day of the Interest Period for such Note as a result of a payment pursuant to Paragraph 8 of the Notes, acceleration of the maturity of the Notes pursuant to Paragraph 13 of the Notes or for any other reason, the Issuer shall, within five (5) days of receipt of a demand by such Holder (with a copy of such demand to the Administrative Agent and the Paying Agent), pay to the Paying Agent for the account of such Holder any amounts required to compensate such Holder for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (but not including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Holder to fund or hold such Note; provided, however, that such additional losses, costs or expenses are set forth in reasonable detail in a certificate of an appropriate officer of such Holder and delivered to the Issuer.

            (c) Without prejudice to the survival of any other agreement of the Issuer hereunder, the agreements and obligations of the Issuer contained in this Section 14 shall survive the payment in full of principal, interest and all other amounts payable under the Notes and shall be binding on the Issuer regardless of any investigation thereof or reliance thereon by any Holder of Notes.

15.   Binding Effect.

            This Agreement shall become effective when it shall have been executed by the Issuer and the Administrative Agent and when the Administrative Agent shall have been notified by each Arranger, Managing Agent, Co-Agent, Lead Manager, Manager and Purchaser that such Arranger, Managing Agent, Co-Agent, Lead Manager, Manager and Purchaser has executed it (the "Effective Time") and thereafter shall be binding upon and inure to the benefit of the Issuer, the Administrative Agent, each Arranger, Managing Agent, Co-Agent, Lead Manager, Manager and Purchaser and their respective successors and assigns, except that the Issuer shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchasers.

16.   Assignments and Participations.

            (a) Each Purchaser may assign to one or more institutions all or a portion of its Commitment under this Agreement; provided, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance subject to such assignment and a processing and recordation fee of US$2,500; and provided further, that no such assignment may be made if the Issuer shall be required by virtue of laws and regulations in effect immediately after such assignment to pay any additional amount under Section 6 that is greater than the amount it would have been required to pay had such assignment not been made. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Purchaser hereunder and
(y) the assigning Purchaser thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Purchaser's Commitment under this Agreement, such Purchaser shall cease to be a party hereto).

            (b) By executing and delivering an Assignment and Acceptance, the assigning Purchaser thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document pursuant hereto; (ii) such assigning Purchaser makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Issuer or the performance or observance by the Issuer of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Arranger, any Managing Agent, any Co-Agent, any Lead Manager, any Manager, the Administrative Agent, such assigning Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Purchaser.

            (c) The Administrative Agent shall maintain at its address referred to in Section 11 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Purchasers and the Commitment of each Purchaser from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Issuer, the Administrative Agent and the Purchasers may treat each Person whose name is recorded in the Register as a Purchaser hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Issuer or any Purchaser at any reasonable time and from time to time upon reasonable prior notice.

            (d) Upon its receipt of a completed Assignment and Acceptance executed by an assigning Purchaser and an assignee, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Issuer.

            (e) Each Purchaser may sell participations to one or more entities (other than the Issuer or any of its Affiliates) in or to all or a portion of its Commitment under this Agreement; provided, however, that (i) such Purchaser's Commitment to the Issuer hereunder shall remain unchanged,
(ii) such Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Purchaser shall remain a Purchaser for all purposes of this Agreement, (iv) the Issuer, the Administrative Agent and the other Purchasers shall continue to deal solely and directly with such Purchaser in connection with such Purchaser's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement, or any consent to any departure by the Issuer therefrom.

            (f) Any Purchaser may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 16, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Issuer furnished to such Purchaser by or on behalf of the Issuer; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information relating to the Issuer received by it from such Purchaser.

            (g) Notwithstanding any other provision set forth in this Agreement, any Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement and under any related Note in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

17.   Confidentiality.

            Neither the Administrative Agent nor any Arranger, Managing Agent, Co-Agent, Lead Manager, Manager or Purchaser shall disclose any Confidential Information to any other Person without the written consent of an authorized officer of the Issuer, other than (a) to the Administrative Agent's or such Arranger's, Managing Agent's, Co-Agent's, Lead Manager's, Manager's or Purchaser's Affiliates and their officers, directors, employees, agents and advisors who have a need to know such information and, as contemplated by
Section 16(f), to actual or prospective assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking; provided, however, that if the Administrative Agent or any Arranger, Managing Agent, Co-Agent, Lead Manager, Manager or Purchaser is required to disclose any

Confidential Information pursuant to clause (b) or (c) above, it shall give notice thereof to the Issuer prior to making such disclosure and shall use reasonable efforts to cooperate with the Issuer (at the Issuer's expense) in the Issuer's attempt to seek a protective order with respect to such disclosure or to limit such required disclosure.

18.   Governing Law.

            This Agreement will be governed by and construed in accordance with the laws of the State of New York.

19.   Execution in Counterparts.

            This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

20.   Submission to Jurisdiction; Service of Process.

            (a) The Issuer hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Issuer irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            (b) The Issuer hereby irrevocably designates, appoints, authorizes and empowers as its agent for service of process, CT Corporation System at its offices currently located at 1633 Broadway, New York, New York 10019 to accept and acknowledge for and on behalf of the Issuer service of any and all process, notices or other documents that may be served in any suit, action or proceeding relating hereto in any New York state or Federal court sitting in the State of New York.

            (c) In lieu of service upon its agent, the Issuer consents to process being served in any suit, action or proceeding relating hereto, to the extent permitted by applicable law, by mailing a copy thereof by registered or certified air mail, postage prepaid, return receipt requested, to its address designated pursuant to Section 11. To the extent permitted by applicable law, each party hereto agrees that such service (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and
(2) shall be taken and held to be valid personal service upon and personal delivery to it.

            (d) Nothing in this Section 20 shall affect the right of any party hereto to serve process in any manner permitted by law, or limit any right that any party hereto may have to bring proceedings against any other party hereto in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

            (e) The Issuer agrees that a final judgment against it shall be final and conclusive and may be enforced in any other jurisdiction other than any New York State court sitting in New York City or any United States Federal District court in the Southern District of New York, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

21.   Waiver of Sovereign Immunity.

            To the extent that the Issuer has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder and under the Notes to the fullest extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act to the extent permitted thereby.

22.   Judgment Currency.

            (a) If for the purposes of enforcing the obligations of the Issuer hereunder it is necessary to convert a sum due from the Issuer in Dollars into another currency, the parties hereto agree, to the fullest extent permitted by applicable law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Purchasers could purchase Dollars with such currency at or about 11:00 A.M. (New York City time) on the Domestic Business Day preceding that on which final judgment is given. To the fullest extent permitted by applicable law, the obligations in respect of any sum due to the Administrative Agent or any Purchaser hereunder shall, notwithstanding any adjudication expressed in a currency other than Dollars, be discharged only to the extent that on the Domestic Business Day following receipt by the Administrative Agent or such Purchaser of any sum adjudged to be so due in such other currency the Administrative Agent or such Purchaser may in accordance with normal banking procedures purchase Dollars with such other currency; if the amount of Dollars so purchased is less than the sum originally due to the Administrative Agent or such Purchaser in Dollars, the Issuer agrees, to the fullest extent permitted by applicable law, as a separate obligation and notwithstanding any such adjudication, to indemnify the Administrative Agent or such Purchaser against such loss, and if the amount of Dollars so purchased exceeds the sum originally due to the Administrative Agent or such Purchaser, the Administrative Agent or such Purchaser shall remit such excess to the Issuer.

            (b) All amounts due hereunder and under the Notes shall be payable in Dollars. If due to exchange controls in the Republic of Argentina or restrictions on the transfer of foreign currency outside the Republic of Argentina or for any other reason the Issuer shall be prevented from paying when due in Dollars any amount owing hereunder, the Issuer shall deliver to the Administrative Agent External Bonds of the Republic of Argentina or any other debt securities issued by the Republic of Argentina denominated in Dollars ("Bonex") in an amount sufficient for the Administrative Agent to acquire from the sale thereof in New York City such amount of Dollars net of any commissions, fees or other costs. The Administrative Agent shall sell such Bonex promptly after their delivery to it and, in any event, within 30 days after each such delivery, unless the Issuer shall, at the Administrative Agent's request, otherwise agree in writing. The Issuer's obligations hereunder and under the Notes shall be discharged on account of any such delivery and sale only to the extent of the net Dollars received by the Administrative Agent therefrom and only on the date of such receipt.

23.   Waiver of Jury Trial.

            Each of the Issuer, the Administrative Agent, the Arrangers, the Managing Agents, the Co-Agents, the Lead Managers, the Managers and the Purchasers hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Notes or the actions of the Administrative Agent or any Arranger, Managing Agent, Co-Agent, Lead Manager, Manager or Purchaser in the negotiation, administration, performance or enforcement thereof.

24.   Use of English Language.

            Any translation of this Agreement or any Note into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language or, if any such document or notice is not in the English language, accompanied by an English translation thereof (except for the notes to the Issuer's quarterly financial statements which may be in the Spanish language), and the English language version of any such document or notice shall control for purposes hereof, provided, however, that the Spanish version of this Agreement or the Notes, or the certified translations of all documents or notices to be delivered pursuant to or in connection with this Agreement or the Fiscal Agency Agreement shall prevail for purposes of CNV regulation and supervision.

25.   Titles and Headings.

            The titles and headings of sections of this Agreement are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

26.   Further Assurances.

            At any time and from time to time, upon the request of the Administrative Agent, the Issuer shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Administrative Agent may reasonably request in order to fully effect the purposes of this Agreement, and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Notes.

27.   Warranties and Agreements to Continue.

            Notwithstanding anything herein to the contrary, the respective representations, warranties and agreements of the Issuer and the Purchaser contained in this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results of any investigation) made by or on behalf of the Purchaser or the Issuer and shall survive delivery of the Notes.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                         COMPANIA DE INVERSIONES DE ENERGIAS. S.A.

                         By:/S/
                            ----------------------------------------------------
                            Name:
                            Title:

                         GOLDMAN, SACHS & CO.,
                           as Arranger


                         By:   /S/ Charles B. Seelig, Jr.
                            ---------------------------------------------------
                            Name: Charles B. Seelig, Jr.
                            Title:   Managing Director

                         GOLDMAN, SACHS & CO.,
                           as Purchaser*               Commitment: US$15,000,000

                         By:   /S/ Charles B. Seelig, Jr.
                            ---------------------------------------------------
                                  Name: Charles B. Seelig, Jr.
                                  Title:   Managing Director


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:
         [X]      a QIB                          [ ]  a Regulation S Purchaser

NOTE: THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE COMPLETED.

DTC Participant that is to receive Notes:    Goldman, Sachs & Co.
DTC Participant Number:     005
Agent Internal Account Number
      for DTC Participant:    00005

                               SOCIETE GENERALE,
                                 as Arranger

                                By:  /S/   Juan Carlos Albizzat
                                   --------------------------------------------
                                  Name:  Juan Carlos Albizzat
                                  Title:    Gerente Central de Riesgos

                                By:  /S/   Artura Sappia
                                   --------------------------------------------
                                  Name:  Artura Sappia
                                  Title:    Banca Corportavia Director

                               SOCIETE GENERALE,
                                  as Purchaser*        Commitment:US$25,000,000

                                By:  /S/  Juan Carlos Albizzati
                                   --------------------------------------------
                                  Name:  Juan Carlos Albizzati
                                  Title:    Gerente Central de Riesgos

                                By:  /S/   Arturo Sappia
                                   --------------------------------------------
                                  Name:  Arturo Sappia
                                  Title:    Banca Corporativa Director


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

      [ ]  a QIB                             [X]   a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ___________
Agent Internal Account Number
      for Participant Bank:  ___________

                               BANCO SUPERVIELLE
                                SOCIETE GENERALE S.A.,
                                 as Arranger

                                By:  /S/  Juan Carlos Albizzati
                                   --------------------------------------------
                                  Name:  Juan Carlos Albizzati
                                  Title:    Gerente Central de Riesgos

                                By:  /S/  Arturo Sappia
                                   --------------------------------------------
                                  Name:  Arturo Sappia
                                  Title:    Banca Corporativa Director

                               BANCO SUPERVIELLE
                                SOCIETE GENERALE S.A.,
                                  as Purchaser*  Commitment: US$5,000,000

                                By:  /S/   Juan Carlos Albizzati
                                   --------------------------------------------
                                  Name:  Juan Carlos Albizzati
                                  Title:    Gerente Central de Riesgos

                                By:  /S/  Arturo Sappia
                                   --------------------------------------------
                                  Name:  Arturo Sappia
                                  Title:    Banca Corporativa Director


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

      [ ]  a QIB                            [X]    a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ___________
Agent Internal Account Number
      for Participant Bank:  ___________

                               BANK OF MONTREAL,
                                 as Managing Agent

                                By:  /S/  Natasha Glossop
                                   --------------------------------------------
                                  Name:  Natasha Glossop
                                  Title:  Director, U.S. Corporate Banking

                               BANK OF MONTREAL,
                                  as Purchaser*  Commitment:US$13,000,000

                                By:  /S/  Natasha Glossop
                                   --------------------------------------------
                                  Name:  Natasha Glossop
                                  Title:    Director, U.S. Corporate Banking


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

       [X]   a QIB                               [ ]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:    2697
DTC Participant Number:    2697
Agent Internal Account Number
      for Participant Bank:   2074607

                               BANQUE EUROPEENNE POUR L'AMERIQUE
                                LATINE (BEAL) S.A.,
                                 as Managing Agent

                                By:  /S/  F. Adam
                                   --------------------------------------------
                                  Name:  F. Adam
                                  Title:

                                By:  /S/  Klaus Kroger
                                   --------------------------------------------
                                  Name:    Klaus Kroger
                                  Title:      Director General

                               BANQUE EUROPEENNE POUR L'AMERIQUE
                                LATINE (BEAL) S.A.,
                                  as Purchaser*  Commitment:US$17,000,000

                                By:  /S/  F. Adam
                                   --------------------------------------------
                                  Name:     F. Adam
                                  Title:

                               By:   /S/   Klaus Kroger
                                   --------------------------------------------
                                  Name:  Klaus Kroger
                                  Title:    Director General


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

      [ ]  a QIB                              [X]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  Chase Manhattan Bank as agent for Euroclear
DTC Participant Number:  ___________
Agent Internal Account Number
      for Participant Bank:  ___________

                               DRESDNER BANK LUXEMBOURG S.A.,
                                 as Managing Agent


                                By:  /S/  Dr. A. Glaesner
                                   --------------------------------------------
                                  Name:   Dr. A. Glaesner
                                  Title:     Legal Advisor

                               By:   /S/  Ulrike Nitsch
                                   --------------------------------------------
                                  Name:   Ulrike Nitsch
                                  Title:     Syndications Officer

                               DRESDNER BANK LUXEMBOURG S.A.,
                                  as Purchaser*  Commitment:US$14,000,000

                                By:  /S/  Dr. A. Glaesner
                                   --------------------------------------------
                                  Name:    Dr. A. Glaesner
                                  Title:      Legal Advisor

                               By:   /S/  Ulrike Nitsch
                                   --------------------------------------------
                                  Name:     Ulrike Nitsch
                                  Title:       Synidacations Officer


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

      [ ]  a QIB                              [X]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ____________
Agent Internal Account Number
      for Participant Bank:  ___________

                               MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK,
                                 as Co-Agent


                                By:  /S/   Andrew Rodrigues Libory
                                   --------------------------------------------
                                  Name:   Andrew Rodrigues Libory
                                  Title:     Vice President

                               J.P. MORGAN SECURITIES LIMITED,
                                  as Purchaser*  Commitment:US$13,000,000

                                By:  /S/ M. L. MORENO
                                   --------------------------------------------
                                  Name:  M. L. Moreno
                                  Title:    Vice President


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

      [ ]  a QIB                               [X]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ____________
Agent Internal Account Number
      for Participant Bank:  ___________

                               CIBC INC.,
                                 as Co-Agent


                                By:  /S/   Michael A. G. Corkum
                                   --------------------------------------------
                                  Name:      Michael A. G. Corkum
                                  Title:        Authorized Signatory

                               CIBC INC.,
                                  as Purchaser*  Commitment:US$11,000,000

                                By:  /S/  Michael A. G. Corkum
                                   --------------------------------------------
                                  Name:     Michael A. G. Corkum
                                  Title:        Authorized Signatory


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

       [X]    a QIB                              [ ]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ___________
Agent Internal Account Number
      for Participant Bank:  ____________

                               BANCO DE LA PROVINCIA DE BUENOS AIRES   - GRAND
                               CAYMAN BRANCH,
                                 as Co-Agent



                                By:  /S/  Marcela de Ng
                                   --------------------------------------------
                                  Name:    Marcela de Ng
                                  Title:

                               By:   /S/  Eduardo E. Caro
                                   --------------------------------------------
                                  Name:    Eduardo E. Caro
                                  Title:

                               BANCO DE LA PROVINCIA DE BUENOS AIRES   - GRAND
                               CAYMAN BRANCH,

                                  as Purchaser*  Commitment:US$11,000,000

                                By:  /S/   Marcela de Ng
                                   --------------------------------------------
                                  Name:      Marcela de Ng
                                  Title:

                               By:   /S/   Eduardo E. Caro
                                   --------------------------------------------
                                  Name:      Eduardo E. Caro
                                  Title:


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

      [ ]  a QIB                            [X]     a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ____________
Agent Internal Account Number
      for Participant Bank:  ____________

                               TORONTO DOMINION (TEXAS), INC.,
                                 as Co-Agent

                                By:  /S/  Neva Nesbitt
                                   --------------------------------------------
                                  Name:     Neva Nesbitt
                                  Title:       Vice President

                               TORONTO DOMINION (TEXAS), INC.,
                                  as Purchaser*  Commitment:US$11,000,000

                                By:  /S/  Neva Nesbitt
                                   --------------------------------------------
                                  Name:     Neva Nesbitt
                                  Title:       Vice President


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [X]      a QIB                          [ ]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  TD Trust Co.
DTC Participant Number:  2491
Agent Internal Account Number
      for Participant Bank:  5205-336-9001

                               BANK OF BOSTON TRUST COMPANY
                                (BAHAMAS) LIMITED,
                                 as Co-Agent

                                By:  /S/  Armando Gonzalez
                                   --------------------------------------------
                                  Name:     Armando Gonzalez
                                  Title:       Attorney in Fact


                               BANK OF BOSTON TRUST COMPANY
                                (BAHAMAS) LIMITED,
                                  as Purchaser*  Commitment:US$11,000,000

                                By:  /S/   Armando Gonzalez
                                   --------------------------------------------
                                  Name:      Armando Gonzalez
                                  Title:        Attorney in Fact


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [ ]      a QIB                          [X]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ___________
Agent Internal Account Number
      for Participant Bank:  ___________

                               ING BANK, N.V.,
                                 as Co-Agent

                                By:  /S/
                                   --------------------------------------------
                                  Name:
                                  Title:

                               ING BANK, N.V.,
                                  as Purchaser*  Commitment:US$11,000,000

                                By:  /S/
                                   --------------------------------------------
                                  Name:
                                  Title:


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [ ]      a QIB                          [X]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ___________
Agent Internal Account Number
      for Participant Bank:  ___________

                               ROYAL BANK OF CANADA,
                                 as Lead Manager

                                By:  /S/  W. R. Cameron
                                   --------------------------------------------
                                  Name:      W. R. Cameron
                                  Title:         Regional Manager

                               ROYAL BANK OF CANADA,
                                  as Purchaser*  Commitment:US$10,000,000

                                By:  /S/   W. R. Cameron
                                   --------------------------------------------
                                  Name:       W. R. Cameron
                                  Title:          Regional Manager


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

      [ ]  a QIB                            [X]    a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ___________
Agent Internal Account Number
      for Participant Bank:  ___________

                               BANK OF AMERICA NATIONAL
                                TRUST AND SAVINGS ASSOCIATION,
                                 as Lead Manager

                                By:  /S/   Alberto Ruppini
                                   --------------------------------------------
                                  Name:      Alberto Ruppini
                                  Title:        Vice President

                               BANK OF AMERICA NATIONAL
                                TRUST AND SAVINGS ASSOCIATION,
                                  as Purchaser*  Commitment:US$10,000,000

                                By:  /S/   Alberto Ruppini
                                   --------------------------------------------
                                  Name:      Alberto Ruppini
                                  Title:        Vice President


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [X]      a QIB                          [ ]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ____________
Agent Internal Account Number
      for Participant Bank:  ____________

                               CREDITANSTALT-BANKVEREIN,
                                 as Lead Manager

                                By:  /S/  M. A. Bowles
                                   --------------------------------------------
                                  Name:     M. A. Bowles
                                  Title:       Senior Manager

                               By:   /S/  D. Gayler
                                   --------------------------------------------
                                  Name:     D. Gayler
                                  Title:       Manager

                               CREDITANSTALT-BANKVEREIN,
                                  as Purchaser*  Commitment:US$10,000,000

                                By:  /S/  M. A. Bowles
                                   --------------------------------------------
                                  Name:     M. A. Bowles
                                  Title:       Senior Manager

                               By:    /S/   D. Gayler
                                   --------------------------------------------
                                  Name:       D. Gayler
                                  Title:         Manager


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [ ]      a QIB                          [X]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:    Northern Trust Company
DTC Participant Number:  249
Agent Internal Account Number
      for Participant Bank:    Custodian A/C 17-95023

                               BANCA COMMERCIALE ITALIANA -
                                NEW YORK BRANCH,
                                 as Lead Manager

                                By:  /S/   E. Bermant
                                   --------------------------------------------
                                  Name:   E. Bermant
                                  Title:     FVP/Deputy Manager

                               By:   /S/   J. Dickerhof
                                   --------------------------------------------
                                  Name:   J. Dickerhof
                                  Title:     Vice President

                               BANCA COMMERCIALE ITALIANA -
                                NEW YORK BRANCH,
                                  as Purchaser*  Commitment:US$10,000,000

                                By:  /S/    E. Bermant
                                   --------------------------------------------
                                  Name:     E. Bermant
                                  Title:       FVP/Deputy Manager

                               By:   /S/    J. Dickerhof
                                   --------------------------------------------
                                  Name:       J. Dickerhof
                                  Title:         Vice President


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [X]      a QIB                          [ ]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  Chase N. Y.
DTC Participant Number:  930 Agent Bank #80930
Agent Internal Account Number
      for Participant Bank:  BCI N - Y BS 27714-07

                               THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY,
                                 as Lead Manager

                                By:  /S/   Jun Wantanabe
                                   --------------------------------------------
                                  Name:      Jun Wantanabe
                                  Title:        Senior Vice President

                               THE INDUSTRIAL BANK OF JAPAN TRUST   COMPANY,
                                  as Purchaser*  Commitment:US$10,000,000

                                By:  /S/   Jun Wantanabe
                                   --------------------------------------------
                                  Name:      Jun Wantanabe
                                  Title:        Senior Vice President


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [X]      a QIB                          [ ]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  Bank of Newk, NYC
DTC Participant Number:  2535
Agent Internal Account Number
      for Participant Bank:  not applicable

                               RIOBANK INTERNATIONAL,
                                 as Manager

                                By:  /S/   Marta Avellaneda
                                   --------------------------------------------
                                  Name:      Marta Avellaneda
                                  Title:        Attorney in Fact

                               By:   /S/     Carmen Murillo
                                   --------------------------------------------
                                  Name:        Carmen Murillo
                                  Title:          Manager


                               RIOBANK INTERNATIONAL,
                                  as Purchaser*  Commitment: US$5,000,000

                                By:  /S/   Marta Avellaneda
                                   --------------------------------------------
                                  Name:      Marta Avellaneda
                                  Title:        Attorney in Fact

                               By:   /S/    Carmen Murillo
                                   --------------------------------------------
                                  Name:       Carmen Murillo
                                  Title:         Manager



________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [ ]      a QIB                          [X]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ___________
Agent Internal Account Number
      for Participant Bank:  ___________

                               REPUBLIC NATIONAL BANK OF NEW YORK
                                (URUGUAY) S.A.,
                                 as Manager

                                By:  /S/  Josef Rebolski
                                   --------------------------------------------
                                  Name:     Josef Rebolski
                                  Title:      Vice President

                               By:   /S/   Juan Varesi
                                   --------------------------------------------
                                  Name:      Juan Varesi
                                  Title:        Vice President


                               REPUBLIC NATIONAL BANK OF NEW YORK
                                 (URUGUAY) S.A.,
                                  as Purchaser*  Commitment: US$3,000,000

                                By:  /S/   Josef Rebolski
                                   --------------------------------------------
                                  Name:      Josef Rebolski
                                  Title:        Vice President

                               By:   /S/    Juan Varesi
                                   --------------------------------------------
                                  Name:       Juan Varesi
                                  Title:         Vice President



________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [ ]      a QIB                          [x]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes:  ___________
DTC Participant Number:  ___________
Agent Internal Account Number
      for Participant Bank:  ___________

                               SOCIETE GENERALE, SOUTHWEST AGENCY,
                                 as Administrative Agent

                                By:  /S/   Mark A. Cox
                                   --------------------------------------------
                                  Name:      Mark A. Cox
                                  Title:        Vice President

                               SOCIETE GENERALE, SOUTHWEST AGENCY,
                                 as Purchaser*   Commitment: US$5,000,000

                                By:  /S/   Mark A. Cox
                                   --------------------------------------------
                                  Name:      Mark A. Cox
                                  Title:        Vice President


________________

*     In accordance with Section 5(b) hereof, Purchaser is [check one]:

         [X]      a QIB                          [ ]  a Regulation S Purchaser

NOTE:  THE FOLLOWING ESSENTIAL SETTLEMENT RELATED INFORMATION MUST BE
COMPLETED.

DTC Participant that is to receive Notes: Societe Generale Securities Corp. DTC Participant Number: 5242
Agent Internal Account Number
      for Participant Bank:  95366

                                                                       EXHIBIT A

                                                         FISCAL AGENCY AGREEMENT

===============================================================================

                            FISCAL AGENCY AGREEMENT


                                     among


                    COMPANIA DE INVERSIONES DE ENERGIA S.A.
                                   as Issuer


                                      and


                       SOCIETE GENERALE, SOUTHWEST AGENCY
         as Fiscal Agent, Paying Agent, Transfer Agent and Co-Registrar


                                      and
                    BANCO SUPERVIELLE SOCIETE GENERALE S.A.

                 as Paying Agent, Transfer Agent and Registrar


                     -------------------------------------

                           Dated as of April 18, 1997

                     -------------------------------------


                                 US$220,000,000

                     Floating Rate Notes Due April 22, 2002


===============================================================================

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
1.   Definitions and Accounting Terms......................................  1
     (a)      Certain Defined Terms........................................  1
     (b)      Computation of Time Periods..................................  6
     (c)      Accounting Terms.............................................  6

2.   The Securities........................................................  6
     (a)      General......................................................  6
     (b)      Forms of Securities..........................................  7
     (c)      Book-Entry Provisions........................................  8
     (d)      Denominations................................................ 10

3.   Fiscal Agent; Other Agents............................................ 10

4.   Authentication........................................................ 11

5.   Payment and Cancellation.............................................. 12
     (a)      Payment...................................................... 12
     (b)      Certification................................................ 12
     (c)      Withholding; Payment of Additional Amounts................... 12
     (d)      Cancellation................................................. 13
     (e)      References to Include Additional Amounts..................... 13

6.   Global Securities..................................................... 13

7.   Registration, Transfer and Exchange of Securities..................... 15

8.   Representations and Warranties of the Issuer.......................... 21
     (a)      Corporate Existence and Power................................ 21
     (b)      Corporate Authorization; No Contravention.................... 21
     (c)      Government Authorization..................................... 21
     (d)      Binding Effect............................................... 21
     (e)      Filings...................................................... 21
     (f)      Financial Information........................................ 22
     (g)      Litigation................................................... 22
     (h)      Defaults..................................................... 22
     (i)      Environmental Matters........................................ 22
     (j)      Taxes........................................................ 23
     (k)      Regulatory Restrictions on Issuance.......................... 23

                                                                           Page
                                                                           ----
     (l)      Rank of Obligations.......................................... 23
     (m)      No Immunity; Proper Legal Form............................... 23
     (n)      Full Disclosure.............................................. 24
     (o)      Compliance with Laws......................................... 24
     (p)      Subsidiaries................................................. 24

9.   Acknowledgement of Reliance........................................... 24

10.  Delivery of Certain Information....................................... 24
     (a)      Rule 144A Information........................................ 24
     (b)      Periodic Reports............................................. 25

11.  Conditions of Fiscal Agent's Obligations.............................. 25
     (a)      Compensation and Indemnity................................... 25
     (b)      Agency....................................................... 26
     (c)      Advice of Counsel............................................ 26
     (d)      Reliance..................................................... 26
     (e)      Interest in Securities, etc.................................. 26
     (f)      Non-Liability for Interest................................... 27
     (g)      Certifications............................................... 27
     (h)      No Implied Obligations....................................... 27
     (i)      Recitals; Representations.................................... 27
     (j)      Orders, Certificates, etc.................................... 27

12.  Indemnification....................................................... 27

13.  Resignation and Appointment of Successor.............................. 28
     (a)      Fiscal Agent and Paying Agent................................ 28
     (b)      Resignation.................................................. 28
     (c)      Successors................................................... 28
     (d)      Acknowledgement.............................................. 29
     (e)      Merger, Consolidation, etc................................... 29

14.  Payment of Taxes...................................................... 30

15.  Meetings of Holders; Modification and Waiver.......................... 31
     (a)      Calling Meetings............................................. 31
     (b)      Persons Entitled to Vote at Meetings......................... 32
     (c)      Required Quorums............................................. 33
     (d)      Amendments................................................... 33
     (e)      Binding Nature of Amendments, Notices, Notations, etc........ 34

                                                                           Page
                                                                           ----

     (f)      "Outstanding" Defined........................................ 34
     (g)      Determination of Voting Rights; Conduct of Meetings.......... 35

16.  Notice of Default..................................................... 36

17.  Governing Law......................................................... 36

18.  Notices, Etc.......................................................... 36

19.  Submission to Jurisdiction; Service of Process........................ 37

20.  Waiver of Sovereign Immunity.......................................... 38

21.  Judgment Currency..................................................... 38

22.  Waiver of Jury Trial.................................................. 39

23.  Confidentiality....................................................... 39

24.  Use of English Language............................................... 39

25.  Headings.............................................................. 40

26.  Counterparts.......................................................... 40


EXHIBIT A         Form of Note
EXHIBITS B-E      Forms of Transfer Certificates
SCHEDULE I        Schedule of certain Holder addresses

                         ------------------------------

Note: This table of contents shall not be deemed to be a part of the Fiscal
      Agency Agreement for any purpose.

         FISCAL AGENCY AGREEMENT, dated as of April 18, 1997, among COMPANIA DE INVERSIONES DE ENERGIA S.A., a sociedad anonima organized under the laws of the Republic of Argentina (the "Issuer"), SOCIETE GENERALE, SOUTHWEST AGENCY, as Fiscal Agent, Paying Agent, Transfer Agent and Co-Registrar (in such capacities, the "Fiscal Agent", the "Paying Agent", the "Transfer Agent" and the "Co-Registrar", respectively) and BANCO SUPERVIELLE SOCIETE GENERALE S.A., as Paying Agent, Transfer Agent and Registrar (as defined below).


         1. Definitions and Accounting Terms.

         (a) Certain Defined Terms. As used in this Agreement, including the Exhibits hereto, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Additional Amounts" has the meaning specified in Paragraph 7(b) of the Form of Note.

         "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise; provided, however, that as to Perez Companc S.A., "affiliate" shall not include the controlling shareholders of Perez Companc S.A. or Persons that are controlled, directly or indirectly, by such controlling shareholders but are not controlled directly or indirectly by Perez Companc S.A.

         "Agent Members" has the meaning specified in Section 2(b).

         "Agents" has the meaning specified in Section 3.

         "Applicable Procedures" has the meaning specified in Section 7(b)(ii).

         "Argentine Financial Reporting" has the meaning specified in Section 1(c).

         "Authorized Officers" has the meaning specified in Section 2(b).

         "Bonex" has the meaning specified in Section 21(b).

         "Cedel Bank" means Cedel Bank, societe anonyme.

         "CNV" means the Comision Nacional de Valores of the Republic of Argentina.

         "Co-Registrar" has the meaning specified in Section 3.

         "Commission" has the meaning specified in Section 10(b).

         "Confidential Information" means oral or written information that the Issuer furnishes to the Fiscal Agent or any Holder or to any agent or representative thereof designated as confidential, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Fiscal Agent or such Holder from a source other than the Issuer or any Holder or another Person that is subject to an obligation to keep such information confidential.

         "Consolidated" refers to the consolidation of accounts in accordance with Argentine Financial Reporting.

         "Corporate Trust Agent" has the meaning specified in Section 3.

         "Corporate Trust Office" has the meaning specified in Section 3.

         "Debt" means, with respect to any Person, (a) any liability of such Person (1) for borrowed money, or under any reimbursement obligation relating to a letter of credit, or (2) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (3) for the payment of money relating to any obligations under any capital lease of real or personal property which has been recorded as a capitalized lease obligation; (b) all redeemable capital stock issued by such Person having a redemption date prior to the Maturity Date of the Notes (the amount of Debt being represented by any involuntary liquidation preference plus accrued and unpaid dividends); (c) any liability of others described in the preceding clause (a) that the Person has guaranteed or that is otherwise its legal liability; and (d) (without duplication) any amendment, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a), (b) and (c) above. For purposes of determining any particular amount of Debt under this definition, guarantees of (or obligations with respect to letters of credit supporting) Debt otherwise included in the determination of such amount shall not also be included.

         "Dollars", "US$" and "$" means the lawful currency of the United
States.

         "Domestic Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City.

         "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance having the force of law in Argentina and relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

         "Euroclear" means the Euroclear System.

         "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Eurodollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

         "Events of Default" has the meaning specified in Paragraph 13 of the Notes.

         "Exchange Act" means the Securities Exchange Act of 1934.

         "Fiscal Agent" has the meaning specified in Section 3.

         "Frozen Argentine Financial Reporting" means the generally accepted accounting principles as presented by the CNV applied in the preparation of the Issuer's financial statements as at and for the year ended December 31, 1995 heretofore delivered to the Fiscal Agent.

         "Global Securities" has the meaning specified in Section 2(c).

         "Governmental Authority" means any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority (including, without limitation, any central bank or taxing authority) or instrumentality (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or subject to the control of any of the foregoing.

         "Hazardous Materials" means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminate under any Environmental Law.

         "Holders" means each registered holder of one or more Notes.

         "Interest Payment Date" has the meaning specified on the face of the form of Note attached hereto as Exhibit A.

         "Issuer" has the meaning specified in the introductory paragraph hereof.

         "Legend" has the meaning specified in Section 6(b).

         "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

         "Material Adverse Change" means any material adverse change in the financial condition, business, properties or results of operations of the Issuer or the Issuer and its Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the financial condition, business, properties or results of operations of the Issuer or the Issuer and its Subsidiaries taken as a whole which could reasonably be expected to affect materially and adversely the Issuer's ability to perform its obligations hereunder and under the Notes, including the ability to pay in a timely manner or (b) the rights and remedies of the Fiscal Agent or Holders under this Agreement or the Notes.

         "Maturity Date" means the five-year anniversary of the Original Issuance Date.

         "Negotiable Obligations Law" has the meaning in Section 2(a) hereof.

         "Note" means a promissory note of the Issuer payable to the order of any Holder, in substantially the form of Exhibit A hereto.

         "Original Issuance Date" means the Eurodollar Business Day upon which the Issuer will initially issue the Notes.

         "Other Taxes" has the meaning specified in Section 14 hereof.

         "Outstanding" has the meaning specified in Section 15(f).

         "Paying Agent" has the meaning specified in Section 3.

         "Person" means an individual, partnership, corporation (including a business trust) joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

         "Personal Property Tax" has the meaning specified in Section 14(a).

         "Purchase Agreement" has the meaning specified in Section 2(b).

         "Purchasers" has the meaning specified in Section 2(b).

         "Register" has the meaning specified in Section 7.

         "Registrar" has the meaning specified in Section 3.

         "Regulation S" has the meaning specified in Section 2(b).

         "Regulation S Global Note" has the meaning specified in Section 2(b).

         "Republic" means the Republic of Argentina.

         "Responsible Officer" has the meaning specified in Section 15(f).

         "Restricted Definitive Securities" has the meaning specified in
Section 7(c).

         "Restricted Period" has the meaning specified in Section 2(b).

         "Restricted Global Note" has the meaning specified in Section 2(b).

         "Rule 144A" has the meaning specified in Section 2(b).

         "Rule 144A Information" has the meaning specified in Section 10(a).

         "Security" means a promissory note of the Issuer payable to the order of any Holder, in substantially the form of Exhibit A hereto.

         "Securities Act" has the meaning specified in Section 2(b).

         "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in distributions from such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

         "Taxes" has the meaning specified in Section 14 hereof.

         "TGS" means Transportadora de Gas del Sur S.A.

         "TGS License" means the 35-year license granted by the Argentine Government to the Issuer to operate the southern gas transportation network in the Republic of Argentina.

         "Transfer Agent" has the meaning specified in Section 3.

         "United States" means the United States of America, including the states and the District of Columbia, but excluding its territories and possessions.

         "Unrestricted Global Note" has the meaning specified in Section 2(b).

         "U.S. Depositary" has the meaning specified in Section 2(b).

         "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         (b) Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

         (c) Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as presented from time to time by the CNV ("Argentine Financial Reporting").

         2. The Securities.

         (a) General. This Agreement is made in respect of US$220,000,000 aggregate principal amount of Floating Rate Notes Due April 22, 2002 of the Issuer (the "Notes" or the "Securities"). The Notes will constitute Obligaciones Negociables under

Argentine Law No. 23,576, as amended (the "Negotiable Obligations Law") and will be entitled to the benefits set forth therein and will be subject to the procedural requirements thereof. In particular, in the event of a default by the Issuer in the payment of any amount due under any Note, the Holder of such Note will be entitled to take summary judicial proceedings (accion ejecutiva) to recover payment of any such amount. The Notes will constitute unsecured and unsubordinated obligations of the Issuer and will rank pari passu and without any preference among themselves. The payment obligations of the Issuer under the Notes, except as is or may be provided by Argentine law, will at all times rank at least equally in priority of payment with all other present and future unsecured and unsubordinated obligations of the Issuer from time to time outstanding.

         (b) Forms of Securities. The Notes are being offered and sold by the Issuer pursuant to a Purchase Agreement, dated as of April 18, 1997 (the "Purchase Agreement"), among the Issuer, Societe Generale, Banco Supervielle Societe Generale S.A. and Goldman, Sachs & Co., as Arrangers, Bank of Montreal, Banque Europeenne pour l'Amerique Latine (BEAL) S.A. and Dresdner Bank Luxembourg S.A., as Managing Agents, Morgan Guaranty Trust Company of New York, CIBC Inc., Banco de la Provincia de Buenos Aires - Grand Cayman Branch, Toronto Dominion (Texas), Inc., Bank of Boston Trust Company (Bahamas) Limited and ING Bank, N.V., as Co-Agents, Royal Bank of Canada, Bank of America National Trust and Savings Association, Creditanstalt-Bankverein, Banca Commerciale Italiana - New York Branch and The Industrial Bank of Japan Trust Company, as Lead Managers, Riobank International and Republic National Bank of New York, as Managers, Societe Generale, Southwest Agency, as Administrative Agent, and the Purchasers named therein (the "Purchasers"), to which reference is hereby made for certain provisions applicable to Purchasers and subsequent Holders of Notes. The Notes are being issued to Purchasers that are qualified institutional buyers within the meaning of Rule 144A ("Rule 144A") under the United States Securities Act of 1933, as amended (the "Securities Act") in the form of a global Note (the "Restricted Global Note") in definitive, fully registered form without interest coupons, and to Purchasers that are non-U.S. Persons purchasing in an offshore transaction in reliance on Regulation S ("Regulation S") under the Securities Act in the form of a global Note (the "Regulation S Global Note") in definitive, fully registered form without interest coupons. The Notes shall be substantially in the form of Exhibit A hereto, with such applicable legends as are provided for in Exhibit A.

         The Restricted Global Note shall be deposited on behalf of the holders thereof with the Fiscal Agent, in the Borough of Manhattan, The City of New York, as custodian for The Depository Trust Company (hereinafter, the "U.S. Depositary") and registered in the name of a nominee of the U.S. Depositary, duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided. The aggregate principal amount of the Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as custodian for the U.S. Depositary, or of the U.S. Depositary or its nominee, as the case may be, as hereinafter provided.

         The Regulation S Global Note shall be deposited on behalf of the holders thereof with the Fiscal Agent, at its New York office, as custodian for the U.S. Depositary and registered in the name of a nominee of the U.S. Depositary, duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided, for credit to the accounts of such holders (or to such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels office as operator of the Euroclear System ("Euroclear") or Cedel Bank, societe anonyme ("Cedel Bank"). Until the termination of the Restricted Period (as defined below) with respect to the offer and sale of the Notes, interests in the Regulation S Global Note may only be held by members of or participants in, the U.S. Depositary ("Agent Members") for Euroclear and Cedel Bank. After such time as the Restricted Period shall have terminated, the Regulation S Global Note shall be referred to herein as the "Unrestricted Global Note". The aggregate principal amount of the Regulation S Global Note and the Unrestricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as custodian for the U.S. Depositary, or of the U.S. Depositary or its nominee, as the case may be, as hereinafter provided. As used herein, the term "Restricted Period" means the period beginning on and including the later of (i) the day that Goldman, Sachs & Co. and Societe Generale advise the Issuer and the Fiscal Agent in writing is the day on which the Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the day on which the closing for the offering of the Notes occurs, and ending upon notice from the Issuer to the Fiscal Agent and the Holders in writing that such restricted period has ended.

         All Notes shall be executed manually or, if previously authorized by the CNV, in facsimile on behalf of the Issuer by at least one Director and one member of the Supervisory Committee of the Issuer (collectively referred to herein as the "Authorized Officers"), notwithstanding that such officers, or any of them, shall have ceased, for any reason, to hold such offices prior to the authentication and delivery of such securities or did not hold such offices at the date of any such securities. The names, titles and specimen signatures of such officers will be certified to the Fiscal Agent in writing. The Securities may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any securities exchange or governmental agency or as may, consistently herewith, be determined by the Authorized Officers executing such Securities, as the case may be, as conclusively evidenced by their execution thereof. All Securities shall be otherwise substantially identical except as to denomination and as provided herein.

         (c) Book-Entry Provisions. (i) This Section 2(c)(i) shall apply only to Securities in global form ("global Securities") deposited with or on behalf of the U.S. Depositary.

         The Issuer shall execute and the Fiscal Agent, upon the written order or orders of the Issuer, shall, in accordance with this Section 2(c), authenticate and deliver one or more global Securities that (A) shall be registered in the name of the U.S. Depositary or its nominee, (B) shall be delivered by the Fiscal Agent to the U.S. Depositary or pursuant to the U.S. Depositary's instruction, or to itself as custodian for the U.S. Depositary, in either case, as specified in the written order or orders of the Issuer, (C) shall be issued with or without the Legend (as defined in Section 6(b) below) as determined by the Issuer as evidenced by the Issuer's execution thereof and
(D) shall bear legends substantially to the following effect:

     "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (55 Water Street, New York, New York) ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein".

     "This Note is a global Note within the meaning of the Fiscal Agency Agreement referred to above. This global Note may not be exchanged, in whole or in part, for a Note registered in the name of any person other than DTC or a nominee thereof, except in the limited circumstances set forth in Section 6 of the Fiscal Agency Agreement, and may not be transferred, in whole or in part, except in accordance with the restrictions set forth in Section 7(b) of the Fiscal Agency Agreement. Beneficial interests in this global Note may not be transferred except in accordance with Section 7(b) of the Fiscal Agency Agreement."

         Neither any Agent Members nor any other persons on whose behalf Agent Members may act (including Euroclear and Cedel Bank and account holders and participants therein) shall have any rights under this Fiscal Agency Agreement with respect to any global Note registered in the name of the U.S. Depositary or any nominee thereof, or under any global Note, and the U.S. Depositary or such nominee, as the case may be, may be treated by the Issuer, the Fiscal Agent, and any agent of the Issuer or the Fiscal Agent as the absolute owner of such global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Fiscal Agent, or any agent of the Issuer or the Fiscal Agent, from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depositary or impair, as between the U.S. Depositary and its Agent Members and any other person on whose behalf the Agent Member may act, the operation of customary practices governing the exercise of the rights of any Holder.

         (ii) This Section 2(c)(ii) shall apply only to the Regulation S Global Note and the Unrestricted Global Note.

         The provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel Bank, respectively, shall be applicable to the global Note insofar as interests in the global Note are held by the Agent Members for Euroclear or Cedel Bank. Account holders or participants in Euroclear and Cedel Bank shall have no rights under this Fiscal Agency Agreement with respect to the global Note, and the nominee of the U.S. Depositary may be treated by the Issuer, the Fiscal Agent, and any agent of the Issuer or the Fiscal Agent as the owner of the global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Fiscal Agent, or any agent of the Issuer or the Fiscal Agent, from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depositary or impair, as between the U.S. Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of any Holder.

         (d) Denominations. The Securities shall be issuable in the denominations set forth in the form of Note attached as Exhibit A hereto.


         3. Fiscal Agent; Other Agents.

         The Issuer hereby appoints Societe Generale, Southwest Agency, having a corporate trust office at Societe Generale, New York Branch, in the Borough of Manhattan, The City of New York (the "Corporate Trust Office"), as fiscal agent of the Issuer in respect of the Securities upon the terms and subject to the conditions herein set forth, and Societe Generale, Southwest Agency hereby accepts such appointment. Societe Generale, Southwest Agency and any successor or successors as such fiscal agent qualified and appointed in accordance with
Section 13 hereof, are herein called the "Fiscal Agent". The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of the Issuer as may be mutually agreed upon by the Issuer and the Fiscal Agent in writing. The Fiscal Agent may perform any duties hereunder either directly or by or through agents or attorneys and the Fiscal Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder. The Fiscal Agent will accept deliveries of Securities for payment and transfer at the offices of its corporate trust agent, which agent is initially First Trust New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005 (including any successor corporate trust agents, the "Corporate Trust Agent"). The Fiscal Agent, at its Corporate Trust Office and at the office of its Corporate Trust Agent, and the Issuer, at its offices in Buenos Aires, Argentina, shall each keep a copy of this Agreement available for inspection during normal business hours.

All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.

         The Issuer may, at its discretion, appoint one or more agents (a "Paying Agent" or "Paying Agents") for the payment (subject to applicable laws and regulations) of the principal of and any interest on the Securities, and one or more agents (a "Transfer Agent" or "Transfer Agents") for the transfer and exchange of Securities, at such place or places as the Issuer may determine (as used herein, "Agents" shall refer to the Fiscal Agent, the Transfer Agent or Agents and the Paying Agent or Agents); provided, however, that the Issuer shall at all times maintain a Paying Agent and Transfer Agent (i) in the Borough of Manhattan, The City of New York (which Paying Agent and Transfer Agent may be the Fiscal Agent), and (ii) in the city of Buenos Aires, Argentina. The Issuer hereby initially appoints Societe Generale, Southwest Agency, as Paying Agent, Transfer Agent, authenticating agent and securities Co-Registrar ("the Co-Registrar"), and Societe Generale, Southwest Agency hereby accepts such appointments. The Issuer hereby initially appoints Banco Supervielle Societe Generale S.A. as Paying Agent and Transfer Agent in Argentina and as securities registrar ("Registrar") and Banco Supervielle Societe Generale S.A. hereby accepts such appointments. The Issuer shall promptly notify the Fiscal Agent in writing of the name and address of any other Paying Agent or Transfer Agent appointed by it and of the country or countries in which a Paying Agent or Transfer Agent may act in that capacity, and will notify the Fiscal Agent of the resignation or termination of any Paying Agent or Transfer Agent. Subject to the provisions of Section 13(c) hereof, the Issuer may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than 60 days' notice to such Paying Agent or Transfer Agent, as the case may be, and to the Fiscal Agent. The Paying Agent and Transfer Agent shall have the powers and authority granted to and conferred upon each of them in the Securities and hereby and such further powers and authority to act on behalf of the Issuer as may be mutually agreed upon by the Issuer and either of them.

         Any Paying Agent or Transfer Agent and the Registrar and the Co-Registrar may each perform any of their respective duties hereunder either directly or by or through agents or attorneys and each such Paying Agent, Transfer Agent, Registrar or Co-Registrar shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         The Issuer shall provide to the Fiscal Agent or its designee, upon request from time to time, such information regarding persons holding interests in the Notes through the U.S. Depositary as may be available to the Issuer from the U.S. Depositary.

         4. Authentication.

         The Fiscal Agent is authorized, upon receipt of Securities duly executed on behalf of the Issuer for the purposes of the original issuance of Securities, (i) to authenticate said Securities in an aggregate principal amount not in excess of US$220,000,000 and to deliver said Securities in accordance with the written order or orders of the Issuer signed on its behalf by an Authorized Officer and (ii) thereafter to authenticate and deliver Securities in accordance with the provisions therein or hereinafter set forth.

         The Fiscal Agent shall at all times act as the sole authenticating agent for the authentication of Securities hereunder.

         5. Payment and Cancellation.

         (a) Payment. For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer shall provide to the Fiscal Agent, for credit to Account No. 9035699, Reference CIESA, ABA 026004226, or to such other account the Fiscal Agent may reasonably designate, in immediately available funds at or prior to 11:00 A.M. (New York City time) on each date on which a payment of principal of or any interest on the Securities shall become due, as set forth in the text of the Securities, such amount, in such U.S. coin or currency, as is necessary to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on the Securities as set forth herein and in the text of said Securities; provided that payment of interest on the Securities may be made directly by the Issuer by check mailed to the person entitled thereto as provided in the text of the Securities and the Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer; provided, further, that any payment to be made in respect of global Securities may be made in any manner agreed upon by the Issuer and the U.S. Depositary. The Issuer shall provide notice to the Fiscal Agent at least 10 days prior to any Interest Payment Date of those persons to whom the Issuer is making such direct payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 3 hereof for the payment from funds so paid by the Issuer of the principal of and any interest on the Securities as set forth herein and in the text of said Securities. Notwithstanding the foregoing, the Issuer may provide directly to a Paying Agent funds for the payment of the principal thereof and interest payable thereon under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 5(a) and in Section 11(b) hereof; and the Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer to any such Paying Agent.

         Payments of principal of and interest on the Notes shall be made to the person shown in the Register as the owner of such Note (each such person being referred to herein as a "Registered Holder" or "Holder") in the manner set forth in the Notes.

         (b) Certification. The Issuer shall provide each Paying Agent and any withholding agent under relevant tax regulations with copies of each certificate received by the Issuer from a Holder or beneficial owner of a Note pursuant to Paragraph 7(b) of the Notes. Each such Paying Agent and withholding agent shall retain each such certificate received by it for so long as any Note is Outstanding (as defined in Section 15(f) hereof) and in no event for less than four years after its receipt, and for such additional period thereafter, as requested by the Issuer in writing, as such certificate may become material in the administration of applicable tax laws.

         (c) Withholding; Payment of Additional Amounts. In respect of the Securities issued hereunder, at least 10 days prior to the first date of payment of interest on the Securities and at least 10 days prior to each date, if any, of payment of principal or interest thereafter if there has been any change with respect to the matters set forth in the below-mentioned certificate, the Issuer will furnish each Paying Agent with a certificate of an Authorized Officer instructing such Paying Agent whether such payment of principal of or any interest on such Securities shall be made without deduction or withholding for or on account of any tax, duty, assessment or other governmental charge (other than in respect of backup withholding, or any similar obligation to withhold or deduct, under the laws of the United States of America). If any such deduction or withholding shall be required, then such certificate shall specify, by country, the amount, if any, required to be withheld on such payment to holders of such Securities, and the Issuer shall certify that it will pay such deduction or withholding to the appropriate governmental or taxing authorities in a timely manner and will pay or cause to be paid to such Paying Agent Additional Amounts, if any, required by the terms of such Securities to be paid. In the absence of any such certificate each Paying Agent may assume that no such deduction or withholding shall be required. The Issuer agrees to indemnify each Paying Agent for, and to hold each harmless against, any loss, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with actions taken or omitted by it in reliance on any certificate furnished pursuant to this Section 5(c) or not furnished. The provisions of this Section 5(c) shall survive payment of the Securities, the resignation or removal of any Paying Agent and/or the termination of this Agreement.

         (d) Cancellation. All Securities delivered to the Fiscal Agent (or any other Agent appointed by the Issuer pursuant to Section 3 hereof) for payment, redemption, registration of transfer or exchange or for cancellation as provided herein or in the Securities shall be marked "canceled" and, in the case of any other such Agent, forwarded to the Fiscal Agent. In addition, the Issuer may at any time deliver to the Fiscal Agent for cancellation any Securities owned by the Issuer or any of its affiliates whether obtained through open-market purchase or otherwise. All such Securities shall be destroyed by the Fiscal

Agent or such other person as may be jointly designated by the Issuer and the Fiscal Agent, which shall thereupon furnish certificates of such destruction to the Issuer.

         (e) References to Include Additional Amounts. All references in this Agreement to principal and interest in respect of Securities shall, unless the context otherwise requires, be deemed to mean and include all Additional Amounts, if any, payable in respect thereof as set forth in the text of the Securities.

         6. Global Securities.

         (a) A global Note deposited with the U.S. Depositary, pursuant to
Section 2(c) hereof shall be transferred to the beneficial owners thereof if
(i) the U.S. Depositary notifies the Issuer that it is unwilling or unable to continue as U.S. Depositary for all global Securities, and a successor depository is not appointed by the Issuer within 90 days of such notice, (ii) the Issuer delivers to the Fiscal Agent a written notice executed by an Authorized Officer that all global Securities shall be transferred to the beneficial owners thereof or (iii) an Event of Default (as defined in paragraph 13 of the form of Note attached as Exhibit A hereto) has occurred and is continuing with respect to the Securities.

         (b) Any global Note that is transferable to the beneficial owners thereof pursuant to this Section 6 shall be surrendered by the U.S. Depositary to the Transfer Agent located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Fiscal Agent shall authenticate and deliver, upon such transfer of each portion of such global Note, an equal aggregate principal amount of Securities of authorized denominations. Any portion of a global Note transferred pursuant to this Section 6 shall be executed, authenticated and delivered only in the denominations specified in the form of Note attached as Exhibit A hereto and registered in such names as the U.S. Depositary shall direct. Any Note delivered in exchange for the Restricted Global Note or the Regulation S Global Note or any portion thereof shall, unless otherwise agreed by the Issuer and the holder of the Note, bear the legend regarding transfer restrictions applicable to the Restricted Global Note set forth in the form of Note attached as Exhibit A hereto (the "Legend"). In implementing the foregoing provisions of this paragraph, the parties agree to apply such procedures as may be adopted from time to time by the U.S. Depositary in respect of such exchanges and as are substantially consistent with such provisions.

         In the event of any exchange of all or a portion of a global Note for definitive registered Securities as provided in the immediately preceding paragraph, the Fiscal Agent shall reduce the aggregate principal amount of the global Note in accordance with the procedures of the U.S. Depositary to reflect such exchange.

         (c) Subject to the provisions of Section 2(c) above, the registered holder may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Fiscal Agency Agreement or the Notes.

         (d) If a Note is issued in exchange for any portion of a global Note after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant interest payment date, interest will not be payable on such interest payment date in respect of such Note, but will be payable on such interest payment date only to the person to whom interest in respect of such portion of such global Note is payable.

         7. Registration, Transfer and Exchange of Securities.

         (a) The Fiscal Agent, as agent of the Issuer for the purpose and as Co-Registrar, shall cause its Corporate Trust Agent to maintain, in the Borough of Manhattan, The City of New York, a register of Notes for the registration and registration of transfers of Notes (the "Register"). The Registrar in Argentina will also keep a Register for the same purposes. The Register will show the amount of the Notes, the date of issue, all subsequent transfers and changes of ownership in respect thereof and the names, tax identification numbers (if relevant to a specific Holder) and the addresses of the Holders of the Notes and any payment instructions with respect thereto (if different from a Holder's registered address). The Register will also include notations as to whether the Notes have been paid or canceled, and, in the case of mutilated, destroyed, stolen or lost Notes, whether such Notes have been replaced. In the case of the replacement of any of the Notes, the Register will include notations of the Note so replaced, and the Note issued in replacement thereof. In the case of the cancellation of any Notes, the Register will include notations of the Note so canceled and the date on which such Note was canceled. Each of the Registrar and the Co-Registrar shall at all reasonable times during office hours make the Register available to the Issuer or any Person authorized by the Issuer in writing for inspection and for the taking of copies thereof or extracts therefrom, and at the expense and direction of the Issuer the Co-Registrar shall deliver to such Persons all lists of Holders, their addresses and amounts of such holdings as they may request.

         The Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time.

         As long as it is required by Argentine law or by the CNV, the Registrar will keep a duplicate of the Register in the Spanish language in Argentina.

         The Co-Registrar shall give prompt notice to the Registrar, and the Registrar shall likewise give prompt notice to the Co-Registrar, of any registration of ownership, exchange or transfer of Notes.

         Subject to the further provisions of this Section 7, upon presentation for transfer of any Note at the office of the Transfer Agent located in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in the form approved by the Issuer (it being understood that, until notice to the contrary is given to Holders, the Issuer shall be deemed to have approved the form of instrument of transfer, if any, printed on any Note), executed by the Holder, in person or by such Holder's attorney thereunto duly authorized in writing, such Note shall be transferred upon the Register, and a new Note of like tenor shall be authenticated and issued in the name of the transferee.

         (b) Notwithstanding any provision to the contrary herein, so long as a global Note remains Outstanding (as defined in Section 15(f) hereof) and is held by or on behalf of the U.S. Depositary, transfers of such global Note, in whole or in part, shall only be made in accordance with Section 6 and this
Section 7(b).

         (i) Subject to Clauses (ii) through (v) of this Section 7(b), transfers of a global Note shall be limited to transfers of such global
     Note in whole, but not in part, to nominees of the U.S. Depositary or to a successor of the U.S. Depositary or such successor's nominee; provided that this clause (i) shall not prohibit any transfer of a Note that is issued in exchange for a global Note but is not itself a global Note.

         (ii) If a holder of a beneficial interest in the Restricted Global Note deposited with the U.S. Depositary wishes at any time prior to the termination of the Restricted Period to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer its interest in such Restricted Global Note to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Note, such holder may, subject to the rules and procedures of the U.S. Depositary, Euroclear and Cedel, in each case to the extent applicable (the "Applicable Procedures") exchange or transfer such interest for an equivalent beneficial interest in the Regulation S Global Note. Upon receipt by the Fiscal Agent, as Transfer Agent, at the office of its Corporate Trust Agent of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Fiscal Agent to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the Euroclear or Cedel Bank account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit B attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Securities and pursuant to and in accordance with Regulation S, the Fiscal Agent, as Transfer Agent, shall instruct the U.S. Depositary to reduce the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred and to increase the principal amount of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be the Agent Member for Euroclear or Cedel Bank, or both, as the case may be) a beneficial interest in the Regulation S Global Note equal to the reduction in the principal amount of the Restricted Global Note.

          (iii) If a holder of a beneficial interest in the Restricted Global Note deposited with the U.S. Depositary wishes at any time after the termination of the Restricted Period to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer its interest in such Restricted Global Note to a person who wishes to take delivery thereof in the form of an interest in the Unrestricted Global Note, such holder may, subject to the rules and procedures of the U.S. Depositary, exchange or transfer such interest for an equivalent beneficial interest in the Unrestricted Global Note. Upon receipt by the Fiscal Agent, as Transfer Agent, at the office of its Corporate Trust Agent of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Fiscal Agent to credit or cause to be credited a beneficial interest in the Unrestricted Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the U.S. Depositary and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Cedel Bank account to be credited with such increase and (3) a certificate in the form of Exhibit C attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Securities and (A) pursuant to and in accordance with Regulation S or (B) pursuant to and in accordance with Rule 144 under the Securities Act, the Fiscal Agent, as Transfer Agent, shall instruct U.S. Depositary to reduce the principal amount of the Restricted Global Note and to increase the principal amount of the Unrestricted Global Note by the aggregate amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Unrestricted Global Note equal to the reduction in the principal amount of the Restricted Global Note.

          (iv) If a holder of a beneficial interest in the Regulation S Global Note or the Unrestricted Global Note deposited with the U.S. Depositary wishes at any time to exchange its interest in such Regulation S Global Note or Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer its interest in such

     Regulation S Global Note or Unrestricted Global Note to a person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to the Applicable Procedures, exchange or transfer such interest for an equivalent beneficial interest in the Restricted Global Note. Upon receipt by the Fiscal Agent, as Transfer Agent, at the office of its Corporate Trust Agent of (1) instructions given in accordance with the Applicable Procedures, from Euroclear or Cedel Bank or an Agent Member of the U.S. Depositary, as the case may be, directing the Fiscal Agent, as Transfer Agent, to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Regulation S Global Note or the Unrestricted Global Note to be exchanged or transferred, such instructions to contain information regarding the Agent Member's account with the U.S. Depositary to be credited with such increase, and, with respect to an exchange or transfer of an interest in the Unrestricted Global Note, information regarding the Agent Member's account with the U.S. Depositary to be debited with such decrease, and, with respect to an exchange or transfer of an interest in the Regulation S Global Note, information regarding the Euroclear or Cedel Bank account, as the case may be, to be debited with such decrease, and (2) with respect to an exchange or transfer of an interest in the Regulation S Global Note (but not the Unrestricted Global Note) for an interest in the Restricted Global Note, a certificate in the form of Exhibit D attached hereto given by the holder of such beneficial interest and stating that the person transferring such interest in the Regulation S Global Note reasonably believes that the person acquiring such interest in the Restricted Global
     Note is a qualified institutional buyer (as defined in Rule 144A) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, the Fiscal Agent, as Transfer Agent shall instruct the U.S. Depositary to reduce the Regulation S Global Note or the Unrestricted Global Note, as the case may be, by the aggregate principal amount of the beneficial interest in the Regulation S Global Note or the Unrestricted Global Note to be exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Restricted Global Note equal to the reduction in the principal amount of the Regulation S Global Note or the Unrestricted Global Note, as the case may be.

          (v) In the event that a global Note or any portion thereof is exchanged for Securities other than global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not global Securities or for beneficial interests in a global Note (if any is then Outstanding (as defined in Section 15(f) hereof)) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) through (iv) above (including the certification requirements intended to ensure that transfers of beneficial interests in a global Note comply with Rule 144A, Rule 144 or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures as may from time to time be adopted by the Issuer and the Fiscal Agent.

          (vi) Until the termination of the Restricted Period, interests in the Regulation S Global Note may be held only through Agent Members acting for and on behalf of Euroclear and Cedel Bank, provided that this clause (vi) shall not prohibit any transfer in accordance with Section 7(b)(iv) hereof.

         (c) Unless otherwise agreed by the Issuer and a holder of the Securities, definitive, certificated Securities issued in exchange for either the Regulation S Global Note or the Restricted Global Note will bear the Legend. If a holder of definitive, certificated Securities that bear or are required to bear the Legend ("Restricted Definitive Securities" or "Restricted Definitive Notes") wishes at any time to transfer such Restricted Definitive Securities or to exchange such Restricted Definitive Securities, such exchange or transfer may be effected only in accordance with the provisions of this
Section 7(c). Upon the receipt by the Fiscal Agent, as Transfer Agent, at the office of its Corporate Trust Agent in The City of New York of (i) a Restricted Definitive Note accompanied by a written and executed instrument of transfer or exchange as provided in Section 7(a) and (ii) a certificate from the holder thereof in the form of Exhibit E attached hereto to the effect that such Restricted Definitive Note is being exchanged by the holder thereof, without transfer, or such Restricted Definitive Note is being transferred pursuant to an exemption from registration in accordance with Rule 144A, Rule 144 or Regulation S under the Securities Act, the Fiscal Agent shall register the transfer of such Restricted Definitive Note or exchange such Restricted Definitive Note for an equal principal amount of Restricted Definitive Securities of other authorized denominations.

         To permit registrations of transfers and exchanges, the Issuer shall execute and the Fiscal Agent shall authenticate and deliver definitive Securities at the Fiscal Agent's or any Transfer Agent's request. Securities shall be dated the date of their authentication by the Fiscal Agent. All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and the applicable provisions of this Fiscal Agency Agreement shall apply equally thereto, as the Securities surrendered upon such registration of transfer or exchange. Notwithstanding anything to the contrary herein contained, such new Securities shall be so dated that neither gain nor loss in interest shall result from such transfer or exchange.

         (d) If a holder of a definitive, certificated Note requests that such Note be transferred to the U.S. Depositary so that such holder's ownership interest in such Note will consist of a beneficial interest in a global Note, the Transfer Agent shall effect such transfer, subject to such holder or transferee, as the case may be, having established, to the reasonable satisfaction of the Issuer and the U.S. Depositary, if so requested by either of them, that such holder or transferee, as the case may be, is qualified to hold such interest in the Restricted Global Note, Regulation S Global Note or Unrestricted Global Note (if any), as the case may be, through a participant in the U.S. Depositary's system and such holder or transferee, as the case may be, meets any other requirements of the U.S. Depositary, Euroclear or Cedel Bank. Subject to the foregoing, the Transfer Agent located in the Borough of Manhattan, The City of New York, shall cancel such Note and shall endorse on the schedule affixed to the global Note (or on a continuation of the schedule affixed to the global
Note) and made a part thereof an appropriate notation evidencing the date of such transfer and an increase in the principal amount of the global Note equal to the principal amount of such Note. Such transfer will be subject to certification requirements substantially consistent with the provisions of
Section 7(b)(ii) through (iv) to ensure that such transfer complies with Rule 144A, Rule 144 or Regulation S under the Securities Act, as the case may be.

         (e) Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Register. No service charge shall be made for any registration of transfer or exchange of the Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts required to be paid by the provisions of the Securities.

         (f) Any Transfer Agent appointed pursuant to Section 3 hereof shall provide to the Fiscal Agent such information as the Fiscal Agent may reasonably require in connection with the delivery by such Transfer Agent of Securities upon transfer or exchange of Securities.

         (g) No Transfer Agent shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities as periods during which such registrations of transfer and exchange may not be made.

         (h) Upon the transfer, exchange or replacement of Securities not bearing the Legend, the Fiscal Agent shall authenticate and deliver Securities that do not bear the Legend. Upon the transfer, exchange or replacement of Securities bearing the Legend (including transfer, exchange or replacement of the Restricted Global Note and the Regulation S Global Note), or upon specific request for removal of the Legend on a Note, the Fiscal Agent shall authenticate and deliver only Securities that bear the Legend, or shall refuse to remove such Legend, as the case may be, unless there is delivered to the Issuer such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Issuer that neither the Legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act. Upon provision of such satisfactory evidence, the Fiscal Agent, at the written direction of the Issuer, shall authenticate and deliver a Note that does not bear the Legend or shall increase the principal amount of the Unrestricted Global Note, as the case may be. If a Legend is removed from the face of a Note and the Note is subsequently held by the Issuer or an affiliate of the Issuer, the Issuer shall cause the Legend to be reinstated. The Issuer shall immediately notify the Fiscal Agent in writing if, after the Legend has been so removed, a Note is transferred to the Issuer or an affiliate of the Issuer and is presented to be registered in the name of any of them.

         (i) Prior to the satisfaction of the applicable requirements for registration of transfer of this Section 7, the Issuer and the Fiscal Agent may deem and treat the registered holder of any Note as the absolute owner of such Note for the purpose of receiving payment of the principal of or interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and neither the Issuer nor the Fiscal Agent shall be affected by notice to the contrary.

         8. Representations and Warranties of the Issuer. The Issuer represents and warrants as follows:

         (a) Corporate Existence and Power. Each of the Issuer and TGS is a corporation duly organized and validly existing under the laws of the Republic of Argentina, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except for such licenses, authorizations, consents and approvals the failure to have which in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         (b) Corporate Authorization; No Contravention. The execution, delivery and performance by the Issuer of this Agreement and the Notes are within the corporate power of the Issuer, have been duly authorized by all necessary corporate action, do not contravene, any provision of applicable law or regulation, including without limitation Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, and do not contravene or constitute a default under the charter, by-laws or other constitutive documents of the Issuer, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer or of the TGS License or result in the creation or imposition of any Lien on any asset of the Issuer.

         (c) Government Authorization. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Issuer for the execution, delivery and performance by the Issuer of this Agreement or the Notes, including, without limitation, any governmental authorization, license, approval or consent by exchange control regulations to enable the Issuer punctually to pay its obligations under this Agreement or the Notes in Dollars at the office of the Fiscal Agent specified pursuant to Section 18 other than any such authorization, approval, action, notice or filing which has been obtained or made, as the case may be, prior to the Original Issuance Date and is in full force and effect on the Original Issuance Date.

         (d) Binding Effect. This Agreement constitutes a valid and binding agreement of the Issuer and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Issuer, in each case, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity.

         (e) Filings. It is not necessary in order to ensure the validity, enforceability, priority or admissibility in evidence in proceedings of this Agreement or the Notes in New York or any other relevant jurisdiction that this Agreement, the Notes or any other document be filed or registered with any authority in the Republic of Argentina or elsewhere, except for certified translations of any foreign language document as required by Argentine law, or that any tax be paid in respect thereof, with the exception of the judicial tax in force in the Republic of Argentina applicable to actions brought before Argentine courts and of the stamp tax in force in certain provinces of the Republic of Argentina applicable to actions brought before such Argentine provinces' courts and to agreements and/or acts entered into or performed in such provinces.

         (f) Financial Information. The consolidated financial statements of the Issuer as at and for the year ended December 31, 1995 as heretofore delivered to the Fiscal Agent have been prepared in accordance with Frozen Argentine Financial Reporting except as stated therein and present fairly the financial position of the Issuer as at the end of, and the results of its operations for, the financial periods to which they relate; as at September 30, 1996 the Issuer did not have any significant liabilities (contingent or otherwise) or any unrealized or anticipated losses which are not disclosed by or reserved against in such financial statements; and there has been no Material Adverse Change since September 30, 1996.

         (g) Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a likelihood of an adverse decision which could reasonably be expected to have a Material Adverse Effect or which draws into question the validity or enforceability of this Agreement or the Notes.

         (h) Defaults. Neither the Issuer nor any of its Subsidiaries is in default under any law, regulation, judgment, order, authorization, agreement or obligation applicable to it or any of its assets or revenues, the consequences of which default could reasonably be expected to have a Material Adverse Effect. No Event of Default or event which, with the giving of notice or lapse of time or both would constitute an Event of Default, and none will result from the issuance of the Notes or the performance by the Issuer of its obligation under this agreement or the Notes.

         (i) Environmental Matters. In the ordinary course of business, the Issuer's operating Subsidiaries conduct an ongoing review of the effect of Environmental Laws on such operating Subsidiaries' business, operations and properties, in the course of which such operating Subsidiaries identify and evaluate associated liabilities and costs of compliance with environmental protection standards imposed by Argentine law. On the basis of such review, the Issuer has concluded that, as of the date hereof, such associated liabilities and costs, including the costs of compliance with Environmental Laws, could not reasonably be expected to have a Material Adverse Effect.

         (j) Taxes. (i) The Issuer has filed all income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes shown to be due pursuant to such returns or pursuant to any assessment received by the Issuer other than any such taxes that (A) are being contested in good faith by an appropriate proceeding and for which reserves have been established in accordance with Argentine Financial Reporting or (B) in the aggregate do not exceed US$5,000,000. The charges, accruals and reserves on the books of the Issuer and its Subsidiaries in respect of taxes or other governmental charges, in the opinion of the Issuer, have been made in accordance with Argentine Financial Reporting.

         (ii) If the conditions of Section 36 of the Negotiable Obligations
     Law are satisfied with respect to the Notes, the performance by the Issuer of its payment obligations under the Notes are exempt from all taxes, levies, imposts, deductions, charges and withholdings imposed by any Governmental Authority of the Republic of Argentina. The Issuer is permitted under applicable Argentine law to pay any additional amounts payable under Section 14 hereof and under Paragraph 7 of the Notes.

         (k) Regulatory Restrictions on Issuance. The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

         (l) Rank of Obligations. The obligations of the Issuer under this Agreement and the Notes to pay the principal of and interest on the Notes and any and all other amounts due hereunder constitute direct and unconditional obligations of the Issuer and will rank at all times at least pari passu in right of payment with all other unsecured, unsubordinated Debt of the Issuer at any time outstanding.

         (m) No Immunity; Proper Legal Form. This Agreement and the Notes are in proper legal form under the laws of the Republic of Argentina for the enforcement thereof in accordance with their respective terms against the Issuer under such laws in the courts of the Republic of Argentina. Neither the Issuer nor any of its revenues, assets or properties have any right of immunity, on the ground of sovereignty or otherwise, from service of process or the jurisdiction of any court in connection with any suit, action or proceeding arising out of or relating to its obligations under this Agreement or the Notes or from the execution or enforcement of any judgment resulting therefrom, and if the Issuer or any of its revenues, assets or properties should become entitled to any such right of immunity, the Issuer has effectively waived such right pursuant to Section 20 of this Agreement. The obligations of the Issuer under this Agreement and the Notes may be enforced (by judgment and levy) in accordance with their respective terms in a proceeding at law in any competent court in the Republic of Argentina at the suit of any Holder, provided, however, that (i) if this Agreement or the Notes are enforced before the courts of the City of Buenos Aires, the payment of a court tax of 3% on the amount of the claim is required, and (ii) an official Spanish translation of this Agreement or the Notes, as the case may be, is required to be an action thereon in the courts of the Republic of Argentina, and provided, further, that, pursuant to Law No. 24,573 and its regulatory decree No. 1021/95, as of April 25, 1996, certain obligatory mediation procedures must be exhausted prior to the initiation of lawsuits in the Republic of Argentina, with the exception, among others, of bankruptcy and executory proceedings, which executory proceedings include the enforcement of foreign judgments, in which case mediation procedures remain optional for the plaintiff. Subject to the foregoing, any judgment against the Issuer of a state or Federal court in the State of New York, United States, which satisfies the requirements of Articles 517 through 519 of Law 17.454, as amended (Argentine National Code of Civil and Commercial Procedures), is capable of being enforced in the courts of the Republic of Argentina.

         (n) Full Disclosure. The information contained in the Confidential Information Memorandum entitled "CIESA: Compania de Inversiones de Energia S.A.", dated December, 1996, relating to the initial offering and sale of the Notes was true and accurate in all material respects on the date as of which such information is stated and in light of the circumstances under which such information was provided.

         (o) Compliance with Laws. The Issuer and its Subsidiaries are in compliance with all applicable laws, ordinances, rules, regulations and Governmental Authorities (including without limitation social security laws, retirement and pension fund laws, Environmental Laws, and applicable gas industry rules and regulations), noncompliance with which could reasonably be expected to have a Material Adverse Effect.

         (p) Subsidiaries. As of the date of this Agreement, the Issuer's only Subsidiary is TGS.

         9. Acknowledgment of Reliance. The Issuer acknowledges that each of the Holders and the Fiscal Agent has entered into this Agreement in reliance upon the representations and warranties contained in Section 8 hereof.

         10. Delivery of Certain Information.

         (a) Rule 144A Information. For so long as any of the Securities remain Outstanding and are "restricted securities" within the meaning of Rule 144(a) under the Securities Act, if at any time when the Issuer is not subject to
Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a holder or beneficial owner of a Note, the Issuer will promptly furnish or cause to be furnished "Rule 144A Information" (as defined below) to such holder or beneficial owner, to a prospective purchaser of such Note designated by such holder or beneficial owner or to the Fiscal Agent for delivery to such holder or beneficial owner or a prospective purchaser designated by such holder or beneficial owner, as the case may be, in order to permit compliance by such holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note by such holder or beneficial owner. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

         (b) Periodic Reports. So long as any Securities are Outstanding, the Issuer will furnish or cause to be furnished to holders of Securities and to the Fiscal Agent as soon as available (i) at any time when the Issuer is subject to Section 13 or 15(d) of the Exchange Act, copies (in English) of their annual and interim reports and of each report filed by either of them with the United States Securities and Exchange Commission (the "Commission") under the Exchange Act and (ii) at any time when the Issuer is not subject to
Section 13 or 15(d) of the Exchange Act, copies of all information filed by the Issuer with the Buenos Aires Stock Exchange and all information (if any) furnished to the Commission pursuant to Rule 12g3-2(b) under the Exchange Act by the Issuer and, if not included therein, copies of annual and interim reports (in English) to shareholders, to the extent they are prepared, which include annual audited financial statements (together with notes thereto and a report thereon by an independent accountant) and unaudited interim financial statements (together with notes thereto) prepared, in each case, in accordance with generally accepted accounting principles as applied by the Issuer, as the case may be.

         11. Conditions of Fiscal Agent's Obligations.

         Each Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees and to all of which the rights of holders and owners of beneficial interests from time to time of Securities are subject:

         (a) Compensation and Indemnity. Each of the Agents shall be entitled to compensation as agreed with the Issuer in writing for all services rendered by it, and the Issuer agrees promptly to pay such compensation and to reimburse each such Agent for the reasonable invoiced out-of-pocket expenses (including reasonable counsel fees) incurred by it in connection with its services hereunder. The Issuer also agrees to indemnify each of the Agents for, and to hold each harmless against, any loss, liability or expense (including, without limitation, the reasonable fees and expenses of its legal counsel), incurred without negligence or bad faith, arising out of or in connection with its acting as such Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of liability in connection with its acting in its capacity as Agent hereunder, provided that such Agent has given the Issuer prompt written notice of any claim in respect of which it intends to seek indemnity hereunder. The obligations of the Issuer with respect to the payment of counsel fees pursuant to this Section 11(a) shall be limited to fees of one counsel for all indemnified parties to the extent that there is a common claim. The obligations of the Issuer under this Section 11(a) shall survive payment of all the Securities, the resignation or removal of any Agent hereunder and/or the termination of this Agreement.

         (b) Agency. In acting under this Agreement and in connection with the Securities, the Agents are acting solely as agents of the Issuer and do not assume any obligation or relationship of agency or trust, for or with any of the owners or holders of the Securities, except that all funds held by the Fiscal Agent or any Paying Agent for the payment of principal of and any interest on the Securities shall be held in trust for such owners or holders, as the case may be, as set forth herein and in the Securities; provided, however, that monies held in respect of the Securities remaining unclaimed at the end of two years after the principal of all the Securities shall have become due and payable (whether at maturity, upon call for redemption or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer. Upon such repayment, the aforesaid trust with respect to the Securities shall terminate and all liability of the Fiscal Agent and Paying Agents with respect to such funds shall thereupon cease.

         (c) Advice of Counsel. Each of the Agents may consult with its respective counsel or other counsel satisfactory to it, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and without negligence and in accordance with such opinion.

         (d) Reliance. Each Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or any thing suffered by it in reliance upon any Note, notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith and without negligence, to be genuine and to have been passed or signed by the proper parties.

         (e) Interest in Securities, etc. The Fiscal Agent, any Paying Agent or Transfer Agent and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Securities, with the same rights that they would have if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depository, trustee or agent for, any committee or body of holders of Securities or other obligations of the Issuer, as freely as if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person.

         (f) Non-Liability for Interest. Subject to any agreement in writing between the Issuer and the Fiscal Agent or Paying Agent to the contrary, the Fiscal Agent or Paying Agent shall not be under any liability for interest on monies at any time received by it pursuant to any of the provisions of this Agreement or the Securities.

         (g) Certifications. Whenever in the administration of this Agreement any Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder or thereunder, such Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith or negligence on its part, rely upon a certificate signed by an Authorized Officer of the Issuer, as the case may be, and delivered to such Agent.

         (h) No Implied Obligations. The duties and obligations of each Agent shall be determined solely by the express provisions of this Agreement, and each Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against such Agent.

         (i) Recitals; Representations. The recitals contained herein and in the Securities (except in the Fiscal Agent's certificate of authentication on the Securities) shall be taken as the statements of the Issuer, and none of the Agents assumes any responsibility for the correctness of the same. None of the Agents makes any representation as to the validity or sufficiency of this Agreement, any offering materials or the Securities, except, with respect to the Fiscal Agent only, for the Fiscal Agent's due authorization, execution and delivery of this Agreement. None of the Agents shall be accountable for the use or application by the Issuer of the proceeds of any Securities.

         (j) Orders, Certificates, etc. Unless herein or in the Securities otherwise specifically provided, any order, certificate, notice, request, direction or other communication from the Issuer made or given by it under any provision of this Agreement shall be sufficient if signed by an Authorized Officer or any attorney-in-fact of the Issuer.

         12. Indemnification.

         The Holders agree to indemnify the Agents and their Affiliates (to the extent not reimbursed by the Issuer), ratably according to the respective principal amounts of the Notes then held by each of them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any Agent in any way relating to or arising out of this Agreement or any action taken or omitted by any Agent under this Agreement, provided that no Holder shall be liable for (and shall promptly reimburse the Issuer for, upon a disposition so finding) any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Holder agrees to reimburse the Agents promptly after demand for its ratable share of any reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Agents in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agents are not reimbursed for such expenses by the Issuer.

         13. Resignation and Appointment of Successor.

         (a) Fiscal Agent and Paying Agent. The Issuer agrees, for the benefit of the holders from time to time of the Securities, that there shall at all times be a Fiscal Agent hereunder which shall be a bank or trust company organized or licensed and doing business under the laws of the United States of America or the State of New York, in good standing and having an established place of business in the Borough of Manhattan, The City of New York, and authorized under such laws to exercise corporate trust powers, until all the Securities authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) become due and payable and monies sufficient to pay the principal of and any interest on the Securities shall have been made available for payment and either paid or returned to the Issuer as provided herein and in such Securities.

         (b) Resignation. The Fiscal Agent may at any time resign by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall not be less than three (3) months from the date on which such notice is given, unless the Issuer agrees to accept shorter notice. The Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness of resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect only upon the appointment by the Issuer, as hereinafter provided, of a successor Fiscal Agent (which, to qualify as such, shall be a bank or trust company organized or licensed and doing business under the laws of the United States of America or of the State of New York, in good standing and having and acting through an established place of business in the Borough of Manhattan, The City of New York, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of US$100,000,000) and the acceptance of such appointment by such successor Fiscal Agent.

         (c) Successors. In case at any time the Fiscal Agent (or any Paying Agent if such Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they severally mature, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of applicable receivership, bankruptcy, insolvency, reorganization or other similar legislation, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Fiscal Agent or Paying Agent, as the case may be, qualified as aforesaid, shall be appointed by the Issuer by an instrument in writing, filed with the successor Fiscal Agent or Paying Agent, as the case may be, and the predecessor Fiscal Agent or Paying Agent, as the case may be. Upon the appointment as aforesaid of a successor Fiscal Agent or Paying Agent, as the case may be, and acceptance by such successor of such appointment, the Fiscal Agent or Paying Agent, as the case may be, so succeeded shall cease to be Fiscal Agent or Paying Agent, as the case may be, hereunder. If no successor Fiscal Agent or other Paying Agent, as the case may be, shall have been so appointed by the Issuer and shall have accepted appointment as hereinafter provided, and, in the case of such other Paying Agent, if such other Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent, then any holder of a Note who has been a bona fide holder of a Note for at least six months (which Note, in the case of such other Paying Agent, is one of the Securities referred to in this sentence), on behalf of himself and all others similarly situated, or the Fiscal Agent, may petition any court of competent jurisdiction for the appointment of a successor agent. The Issuer shall give prompt written notice to each other Paying Agent of the appointment of a successor Fiscal Agent.

         (d) Acknowledgment. Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Issuer an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder, and such predecessor, upon payment of its compensation and reimbursement of its disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder.

         (e) Merger, Consolidation, etc. Any corporation into which the Fiscal Agent hereunder may be merged, or any corporation resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation to which the Fiscal Agent shall sell or otherwise transfer all or substantially all the assets and business of the corporate trust business of the Fiscal Agent, provided that it shall be qualified as aforesaid, shall be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         14. Payment of Taxes.

         (a) The Issuer will pay all Taxes which may be imposed by the Republic of Argentina with respect to this Agreement or the issuance of the Securities.

         For the purposes of this Section 14, the following terms have the following meanings:

         "Taxes" means any and all present and future taxes, duties, levies, imposts, deductions, charges or withholdings of any nature with respect to any payment by the Issuer pursuant to this Agreement or under any Note and all liabilities with respect thereto imposed by the Republic of Argentina or any political subdivision or taxing authority thereof or therein (including, without limitation, the Argentine Personal Property Tax established by Argentine Law No. 23,966 as amended and implemented (the "Personal Property Tax")). For the avoidance of doubt, "taxes" as defined in this paragraph do not include net income taxes imposed on any Holder by reason of its investment in Notes.

         "Other Taxes" means any present or future stamp or documentary taxes and any other excise, property or value added taxes, or similar charges or levies which arise from any payment made pursuant to this Agreement or under any Note or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any Note imposed by the Republic of Argentina or any political subdivision or taxing authority thereof or therein.

         (b) Any and all payments by the Issuer under this Agreement or under the Notes shall be made free and clear of and without deduction or withholding for any Taxes or Other Taxes. If the Issuer shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder or under any Note, (i) the sum payable shall be increased by such additional amounts ("Additional Amounts") as may be necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 14), the Paying Agent receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Issuer shall make such deductions or withholdings and (iii) the Issuer shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law.

         (c) Subject to the compliance by each Holder and each Agent with the covenant in Section 14(e), the Issuer shall indemnify each Holder and each Agent for the full amount of Taxes or Other Taxes (including, without limitation, any taxes imposed by any jurisdiction on amounts payable under this
Section 14, whether or not correctly or legally imposed or asserted, imposed on or paid by such Holder or Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Holder or Agent (as the case may be) makes written demand therefor.

         (d) Within 30 days after the date of any payment of Taxes or Other Taxes, the Issuer shall furnish to the Fiscal Agent the original or a certified copy of a receipt evidencing payment thereof.

         (e) Each Holder and each Agent shall, at the request of the Issuer, use reasonable efforts (consistent with applicable legal and regulatory restrictions) to file any certificate or document requested by the Issuer if the making of such a filing would eliminate or reduce any Additional Amounts payable to or for the account of any Holder or Agent pursuant to this Section 14 that may thereafter accrue and would not, in the judgment of such Holder or Agent, require such Holder or Agent to disclose any confidential or proprietary information or be otherwise disadvantageous to such Holder or Agent.

         The Issuer hereby waives any right it may have under Argentine law to seek reimbursement (by way of any legal means available to the Issuer, including, without limitation, deduction from payments of principal or interest on the Notes) from the Holders or beneficial owner of any interest therein or rights in respect thereof of any amounts paid by the Issuer under the Personal Property Tax.

         15. Meetings of Holders; Modification and Waiver.

         (a) Calling Meetings. The Fiscal Agent or the Issuer shall, upon the request of the Holders of at least five percent in aggregate principal amount of the Notes at the time Outstanding, or the Issuer or the Fiscal Agent at its discretion, may, call a meeting of the Holders at any time and from time to time, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Notes to be made, given or taken by the Holders. With respect to all matters not contemplated in the Fiscal Agency Agreement, meetings of Holders shall be held in accordance with the Negotiable Obligations Law. The meetings shall be held in Buenos Aires; provided, however, that the Issuer or the Fiscal Agent shall hold any such meetings simultaneously in Buenos Aires and in The City of New York by any means of telecommunication which permits the participants to hear and to speak to each other. In any case, subject to the foregoing, meetings shall be held at such time and at such place as the Issuer or the Fiscal Agent shall determine. If a meeting is being held pursuant to a request of Holders, the agenda for the meeting shall be as determined in the request and such meeting shall be convened within forty (40) days from the date such request is received by the Fiscal Agent or the Issuer, as the case may be. Meetings called to adopt a resolution are subject to a first and second call, the second to occur upon the failure of the first. Notice of any meeting of Holders (which shall include the date, place and time of the meeting, the agenda therefor and the requirements to attend) shall be given, in the case of a first call, not less than ten (10) days nor more than thirty (30) days prior to the date fixed for the meeting and, in the case of a second call notice will be given not less than eight days prior to the date of such meeting. Each such notice shall be given in the Official Gazette of Argentina and, while there are Holders domiciled in Argentina, in a newspaper having general circulation in Argentina and also in the manner provided for hereunder and any publication of such notices shall be, in the case of a first call, for five consecutive business days in each place of publication and, in the case of a second call, for three consecutive business days in each place of publication. In addition, the Fiscal Agent shall transmit such notice to each Holder at its address on the register maintained pursuant to Paragraph 3 on the reverse of this Note.

         Both the first and second call for a meeting of Holders may be called simultaneously, in which case the second call, upon the failure of the first, may be held within an hour of the first. Each Note will entitle the Holder thereof to one vote per unit of principal amount of the currency in which such Note has been issued in any Holders' meeting.

         In case at any time the Holders of at least 5% in aggregate principal amount of the Notes at the time Outstanding shall have requested the Fiscal Agent or the Issuer to call a meeting of the Holders for any purpose specified in the Notes, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and neither the Fiscal Agent nor the Issuer shall have made the first publication of the notice of such meeting and mailed notice of such meeting to Holders within forty (40) days after receipt of such request or shall thereafter have proceeded to cause the meeting to be held, then the Holders of the Notes in the amount above specified may request the CNV or the relevant courts to convene such meeting.

         Any meeting of Holders duly called at which a quorum is present may be adjourned once to a date within thirty (30) days from the date of such meeting by persons entitled to vote a majority in principal amount of the Notes represented at the meeting; and the meeting may be held as so adjourned without further notice.

         (b) Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders, a person shall be (1) a Holder, or (2) a person duly appointed by an instrument in writing as proxy for a Holder or Holders by such Holder or Holders.

         The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting, any representatives of the Fiscal Agent and any representatives of the Issuer. Decisions shall be made by the affirmative vote of the Holders of more than 50% in aggregate principal amount of the Notes at the time Outstanding present or represented at a meeting of such Holders at which a quorum is present; provided, however, that the unanimous consent or the unanimous affirmative vote of the Holders shall be required to adopt a valid decision on any of the matters specified in the following four clauses:

         (i) change the Maturity Date of the principal of, or any instalment of principal or interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or reduce the amount of the principal of any Security which would be due and payable upon a declaration of acceleration of the Maturity Date thereof, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity Date thereof (or, in the case of redemption, on or after the redemption date), or

         (ii) reduce the percentage in principal amount of Outstanding Notes, the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences) provided for in this Agreement, or

         (iii) reduce the percentage in principal amount of the Outstanding Securities, the consent of the Holders of which is required for the adoption of a resolution at a meeting of Holders held pursuant to this
     Section 15, or the quorum required at any such meeting of Holders at which a resolution is adopted or the percentage in principal amount of Outstanding Securities the Holders of which are entitled to request the calling of a meeting of Holders, or

         (iv) modify any of the provisions of this Section 15, except to increase any such percentage or to provide that certain provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         (c) Required Quorums. Required Quorums. The quorum at any meeting to adopt a resolution with respect to the Securities will be Persons who are Holders of or who represent at least 60% in aggregate principal amount of the Outstanding Securities; provided, however, that at any such reconvened meeting adjourned for lack of the requisite quorum, the quorum will be Persons holding or representing at least 30% aggregate principal amount of the Securities at the time Outstanding. Any instrument given by or on behalf of any Holder in connection with any consent to any such waiver or change will be irrevocable once given and will be conclusive and binding on all subsequent Holders of such Security.

         (d) Amendments. Amendments. The Issuer and the Fiscal Agent may, without the vote or consent of any Holder, amend this Agreement or the Notes for the purpose of (a) adding to the covenants of the Issuer for the benefit of the Holders, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Notes pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Notes as permitted by this Agreement and the Notes, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Notes to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Notes in book-entry or certificated form and matters related thereto, or (g) curing any ambiguity or curing, correcting or supplementing any provision contained herein or in the Notes in a manner which does not adversely affect the interest of a Holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine and which shall not adversely affect the interest of any Holder.

         It shall not be necessary for the vote or consent of the Holders to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action but it shall be sufficient if such vote or consent shall approve the substance thereof.

         The Fiscal Agent shall incur no liability in relying upon written advice of counsel, who may be counsel to the Issuer, or a certificate of an Authorized Officer of the Issuer, as conclusive evidence that (i) any amendment of this Agreement or the Notes pursuant to this Section 15 and Paragraph 17 of the Notes complies with the provisions of the Notes and this Agreement and (ii) the Fiscal Agent is authorized by the terms of the Notes and this Agreement to execute such amendment.

         (e) Binding Nature of Amendments, Notices, Notations, etc. Except as provided above, any modifications, amendments or waivers to the terms and conditions of the Securities will be conclusive and binding on all Holders, whether or not they have given such consent or were present at any meeting, and whether or not notation of such modifications, amendments or waivers is made upon the Securities if duly passed at a meeting convened and held in accordance with the provisions of the Negotiable Obligations Law. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Securities or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each Holder affected thereby, in all cases as provided in the Securities.

         (f) "Outstanding" Defined. For purposes of the provisions of this Agreement and the Securities, any Note authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:

         (i) Securities theretofore canceled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

         (ii) Securities which have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof and any interest thereon shall have been paid or duly provided for;

         (iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement; or

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Securities owned directly or indirectly by the Issuer or any of its affiliates shall be disregarded and deemed not to be Outstanding; except that, in determining whether the Fiscal Agent shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, only Securities which a Responsible Officer of the Fiscal Agent knows to be so owned shall be disregarded. "Responsible Officer" of the Fiscal Agent shall mean any officer within the corporate trust department of the Fiscal Agent located at the Fiscal Agent's Corporate Trust Office.

         (g) Determination of Voting Rights; Conduct of Meetings. The Fiscal Agent may make such reasonable and customary regulations as it may deem advisable for any meeting of Holders in regard to the proof of appointment of proxies in respect of the Holders, the record date for determining the registered owners of Notes who are entitled to vote at such meeting (which record date shall be set forth in the notice calling such meeting and which shall not be less than 30 nor more than 60 days prior to such meeting) the adjournment of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. The appointment of any proxy shall be proved by having the signature of the person executing the proxy certified by a court, a notary public or a bank; provided, however, that the members of the Board of Directors, Syndics and employees of the Issuer cannot act as proxy for the Holders. The chairman of the meeting shall be the Fiscal Agent or a Syndic, or, if the Fiscal Agent or a Syndic can not act as chairman, a representative of the Company's supervising authority (which currently is the CNV), or a person appointed by a court. The chairman of the meeting shall have no right to vote, except as a Holder or proxy. A record of the proceedings of each meeting of Holders shall be prepared, and one copy of such record shall be delivered to the Issuer and another to the Fiscal Agent to be preserved by the Fiscal Agent.

         16. Notice of Default.

         The Fiscal Agent shall, to the extent required by the Issuer in accordance with Paragraph 13 of the form of Note attached as Exhibit A hereto, give written notice of the occurrence of any Event of Default (as defined in such Paragraph 13) by the Issuer to the Holders promptly after receipt of notice thereof from the Issuer.

         17. Governing Law.

         The Negotiable Obligations Law will govern the requirements for the Notes to qualify as negotiable obligations thereunder while such law, together with Argentine Law No 19,550, as amended (the "Argentine Business Corporations Law"), and other applicable Argentine laws and regulations, will govern the capacity and corporate authorization of the Issuer to execute and deliver the Notes and the approval of the public offering of Notes by the CNV. All other matters in respect of the Notes will be governed by and construed in accordance with the law of the State of New York, United States of America.

         18. Notices, Etc.

         All notices and other communications provided for hereunder, except as herein otherwise specifically provided, shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Issuer, at its address at Don Bosco 3672, piso 5, Buenos Aires, Argentina, Telephone No. (541) 865-9076, Telecopier No. (541) 865-7154,
Attention: Jorge Garcia; if to any initial Holder, at its address for notices specified opposite its name in Schedule I hereto; if to any other Holder, at its address for notices specified in the Register; and if to the Fiscal Agent, at its address at 2001 Ross Avenue, Suite 4800, Dallas, Texas 75201, Telephone No. (214) 979-2767, Telecopier No. (214) 754-0171, Attention: Angela Aldridge; or, as to the Issuer or the Fiscal Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Issuer and the Fiscal Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mail, telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to the Fiscal Agent pursuant to Sections 8 and 9 hereof and under the Notes shall not be effective until received by the Fiscal Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

         If the Fiscal Agent shall receive any notice or demand addressed to the Issuer by a Holder, the Fiscal Agent shall promptly forward such notice or demand to the Issuer.

         19. Submission to Jurisdiction; Service of Process.

         (a) The Issuer hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement, the Notes or the transactions contemplated hereby. The Issuer irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         (b) The Issuer hereby irrevocably designates, appoints, authorizes and empowers as its agent for service of process, CT Corporation System at its offices currently located at 1633 Broadway, New York, New York 10019 to accept and acknowledge for and on behalf of the Issuer service of any and all process, notices or other documents that may be served in any suit, action or proceeding relating hereto in any New York state or Federal court sitting in the State of New York.

         (c) In lieu of service upon its agent, the Issuer consents to process being served in any suit, action or proceeding relating hereto, to the extent permitted by applicable law, by mailing a copy thereof by registered or certified air mail, postage prepaid, return receipt requested, to its address designated pursuant to
Section 18 hereof. To the extent permitted by applicable law, each party hereto agrees that such service (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall be taken and held to be valid personal service upon and personal delivery to it.

         (d) Nothing in this Section 19 shall affect the right of any party hereto to serve process in any manner permitted by law, or limit any right that any party hereto may have to bring proceedings against any other party hereto in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         (e) The Issuer agrees that a final judgment against it shall be final and conclusive and may be enforced in any other jurisdiction other than any New York State court sitting in New York City or any United States Federal District court in the Southern District of New York, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

         20. Waiver of Sovereign Immunity.

         To the extent that the Issuer has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder and under the Notes to the fullest extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act to the extent permitted thereby.

         21. Judgment Currency.

         (a) If for the purposes of enforcing the obligations of the Issuer under the Fiscal Agency Agreement or hereunder it is necessary to convert a sum due from the Issuer in Dollars into another currency, the parties hereto agree, to the fullest extent permitted by applicable law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Holders could purchase Dollars with such currency at or about 11:00 A.M. (New York City time) on the Domestic Business Day preceding that on which final judgment is given. To the fullest extent permitted by applicable law, the obligations in respect of any sum due to the Fiscal Agent or any Holder under the Fiscal

Agency Agreement or hereunder shall, notwithstanding any adjudication expressed in a currency other than Dollars, be discharged only to the extent that on the Domestic Business Day following receipt by the Fiscal Agent or such Holder of any sum adjudged to be so due in such other currency the Fiscal Agent or such Holder may in accordance with normal banking procedures purchase Dollars with such other currency; if the amount of Dollars so purchased is less than the sum originally due to the Fiscal Agent or such Holder in Dollars, the Issuer agrees, to the fullest extent permitted by applicable law, as a separate obligation and notwithstanding any such adjudication, to indemnify the Fiscal Agent or such Holder against such loss, and if the amount of Dollars so purchased exceeds the sum originally due to the Fiscal Agent or such Holder, the Fiscal Agent or such Holder shall remit such excess to the Issuer.

         (b) All amounts due under the Fiscal Agency Agreement and hereunder shall be payable in Dollars. If due to exchange controls in the Republic of Argentina or restrictions on the transfer of foreign currency outside the Republic of Argentina or for any other reason the Issuer shall be prevented from paying when due in Dollars any amount owing under the Fiscal Agency Agreement or hereunder, the Issuer shall deliver to the Fiscal Agent External Bonds of the Republic of Argentina denominated in Dollars ("Bonex") in an amount sufficient for the Fiscal Agent to acquire from the sale thereof in New York City such amount of Dollars net of any commissions, fees or other costs. The Fiscal Agent shall sell such Bonex promptly after their delivery to it and, in any event, within 30 days after each such delivery, unless the Issuer shall, at the Fiscal Agent's request, otherwise agree in writing. The Issuer's obligations under the Fiscal Agency Agreement and hereunder shall be discharged on account of any such delivery and sale only to the extent of the net Dollars received by the Fiscal Agent therefrom and only on the date of such receipt.

         22. Waiver of Jury Trial.

         Each of the Issuer, each Agent and the Holders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Notes or the actions of the Fiscal Agent or any Holder in the negotiation, administration, performance or enforcement thereof.

         23. Confidentiality.

         No Agent shall disclose any Confidential Information to any other Person without the consent of the Issuer, other than (a) to another Agent or to any Holder or to such Holder's Affiliates and their officers, directors, employees, agents and advisors who have a need to know such information and to actual or prospective transferees of Notes, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking; provided, however, that if any Agent is required to disclose any Confidential Information pursuant to clause (b) or (c) above, it shall give notice thereof to the Issuer prior to making such disclosure and shall use reasonable efforts to cooperate with the Issuer (at the Issuer's expense) in the Issuer's attempt to seek a protective order with respect to such disclosure or to limit such required disclosure.

         24. Use of English Language.

         Any translation of this Agreement into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language or, if any such document or notice is not in the English language, accompanied by an English translation thereof (except for the notes to the Issuer's quarterly financial statements which may be in the Spanish Language), and the English language version of any such document or notice shall control for purposes hereof, provided, however, that the Spanish version of the Notes, or the certified translations of all documents or notices to be delivered pursuant to or in connection with this Agreement shall prevail for purposes of CNV regulation and supervision.

         25. Headings.

         The section headings herein are for convenience only and shall not affect the construction hereof.

         26. Counterparts.

         This Agreement may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first above written.


                                       COMPANIA DE INVERSIONES DE ENERGIA S.A.

                                       By  /s/
                                          -------------------------------------
                                          Name:
                                          Title:


                                       SOCIETE GENERALE, SOUTHWEST AGENCY
                                         as Fiscal Agent

                                       By  /s/ MARK A. COX
                                          -------------------------------------
                                          Name:   Mark A. Cox
                                          Title:  Vice President


                                       SOCIETE GENERALE, SOUTHWEST AGENCY
                                         as Paying Agent

                                       By  /s/ MARK A. COX
                                          -------------------------------------
                                          Name:   Mark A. Cox
                                          Title:  Vice President


                                       SOCIETE GENERALE, SOUTHWEST AGENCY
                                         as Transfer Agent

                                       By  /s/ MARK A. COX
                                          -------------------------------------
                                          Name:   Mark A. Cox
                                          Title:  Vice President


                                       SOCIETE GENERALE, SOUTHWEST AGENCY
                                         as Co-Registrar

                                       By  /s/ MARK A. COX
                                          -------------------------------------
                                          Name:   Mark A. Cox
                                          Title:  Vice President

                                       BANCO SUPERVIELLE
                                       SOCIETE GENERALE S.A.,
                                         as Paying Agent

                                       By  /s/
                                          -------------------------------------
                                          Name:
                                          Title:


                                       BANCO SUPERVIELLE
                                       SOCIETE GENERALE S.A.,
                                         as Transfer Agent

                                       By  /s/
                                          -------------------------------------
                                          Name:
                                          Title:

                                       BANCO SUPERVIELLE
                                       SOCIETE GENERALE S.A.,
                                         as Registrar

                                       By  /s/
                                          -------------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT A

                                  FORM OF NOTE

         [INCLUDE IF NOTE IS A GLOBAL NOTE -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER. THIS GLOBAL NOTE MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN A DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 6 OF THE FISCAL AGENCY AGREEMENT, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 7(B) OF THE FISCAL AGENCY AGREEMENT. BENEFICIAL INTERESTS IN THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SECTION 7(B) OF THE FISCAL AGENCY AGREEMENT.]

         [INCLUDE IF NOTE IS A GLOBAL NOTE -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (55 WATER STREET, NEW YORK, NEW YORK), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[The following is the form of legend to be included on Restricted Global Note, Regulation S Global Note and restricted definitive Notes (unless, pursuant to section 7(h) of the Fiscal Agency Agreement, the Issuer determines that the legend may be removed)]

         THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                    COMPANIA DE INVERSIONES DE ENERGIA S.A.

                Incorporated in Argentina as a sociedad anonima
          (a corporation with limited liability) on December 14, 1992, having legal domicile at Don Bosco 3672, piso 5, Buenos
                  Aires, Argentina, registered with the Public
                                  Registry of
                  Buenos Aires on December 21, 1992, under the
                     No. 12,484, Book No.112, Volume "A" of
                        Sociedades Anonimas with a term
                         expiring on December 4, 2091.

                     Floating Rate Notes Due April 22, 2002


No. ___________                         Principal Amount: up to US$220,000,000
CUSIP: ___________

                  COMPANIA DE INVERSIONES DE ENERGIA S.A., a sociedad anonima organized, existing and incorporated under the laws of the Republic of Argentina (herein called the "Issuer", which term includes any successor Person under the Fiscal Agency Agreement hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, [the principal sum of ________________ United States dollars (US$_______________)*] on April
22, 2002 (the "Maturity Date") and, in accordance with the applicable provisions on the reverse of this Note, to pay interest thereon from April 22, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, in arrears on the last day of each Interest Period and, if such Interest Period has a duration of more than three months, on the three-month anniversary of the first day of such Interest Period, and on the Maturity Date or any earlier Redemption Date, commencing July 22, 1997 (each an "Interest Payment Date"), at the interest rate determined in accordance with Paragraphs 5 through 6 on the reverse of this Note, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the "Registered Holder" or "Holder") in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the third Eurodollar Business Day next preceding such Interest Payment Date (each a "Regular Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular

---------

* In global Securities, the bracketed language will be replaced by "such principal sum, not exceeding two hundred twenty million United States dollars (US$220,000,000), as is duly endorsed in the third column of Schedule A attached to this certificate."

Record Date and may either be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to Holders not less than ten (10) days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange.

         All computations of interest shall be made by the Fiscal Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Fiscal Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         Payments of principal and of interest on this Note shall be payable at the agencies of the Issuer in the Borough of Manhattan, The City of New York and in the city of Buenos Aires, Argentina, each maintained for such purpose, and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of the Notes shall be made against surrender of the Notes. In addition, payments of interest on this Note may, at the option of the Issuer, be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the aforementioned register.* The Issuer covenants that until this Note has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and interest on this Note have been duly provided for as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Notes as herein provided.

         This Note constitutes an Obligacion Negociable under Argentine Law No. 23,576, as amended (the "Negotiable Obligations Law"), is entitled to the benefits set forth therein and is subject to the procedural requirements thereof. In the case of an occurrence of a default by the Issuer in the payment of any amount due under this Note, the Holder of this Note is entitled to take summary judicial proceedings (accion ejecutiva) to recover payment of any such amount.

         This Note is issued in the English language and contains a Spanish translation of its original English text. The Issuer certifies that the Spanish text of this Note is a true and accurate translation.

---------

*    In global Securities, include the following bracketed language:
     [; provided that any payment to be made in respect of this Note shall be made in the manner agreed upon by the Issuer and the U.S. Depositary for this Note.]

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Note has been issued pursuant to a resolution of an extraordinary meeting of stockholders of the Issuer passed on December 13, 1996, and resolutions of the Board of Directors of the Issuer passed on December 13, 1996 and April 15, 1997.

         Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature of one of its authorized officers, this Note shall not be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:

                                       COMPANIA DE INVERSIONES DE ENERGIA S.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:  Director


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:  Syndic




         This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.

                                       SOCIETE GENERALE, SOUTHWEST AGENCY
                                         as Fiscal Agent

                                       By  FIRST TRUST NATIONAL ASSOCIATION
                                         as Authenticating Agent


                                       By
                                          ------------------------------------
                                          Authorized Signatory

                                FORM OF REVERSE

         1. General. (a) This Note is one of a duly authorized issue of Floating Rate Notes Due April 22, 2002 of the Issuer (the "Notes" or the "Securities"), limited in aggregate principal amount to US$220,000,000 and issued in accordance with a Fiscal Agency Agreement, dated as of April 18, 1997 (the "Fiscal Agency Agreement"), between the Issuer, Societe Generale, Southwest Agency, as Fiscal Agent, Paying Agent, Transfer Agent and Co-Registrar (herein called, in each such capacity, the "Fiscal Agent", the "Paying Agent", the "Transfer Agent" or the "Co-Registrar", which terms include any successor or successors in each such capacity under the Fiscal Agency Agreement), and Banco Supervielle Societe Generale S.A., as Paying Agent, Transfer Agent and Registrar in Argentina (herein called, in each such capacity, the "Paying Agent", the "Transfer Agent" or "Registrar", which terms include any successor or successors in each such capacity under the Fiscal Agency Agreement), to which Fiscal Agency Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Fiscal Agent, the Registrar, the Co-Registrar and the Holders and of the terms upon which the Notes are, and are to be, authenticated and delivered. Copies of the Fiscal Agency Agreement are on file and available for inspection at the office or agency of the Fiscal Agent in the Borough of Manhattan, The City of New York and at the offices of the Issuer in the city of Buenos Aires, Argentina. Capitalized terms used herein which are defined in the Fiscal Agency Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the Fiscal Agency Agreement.

         (b) Rank of Obligations. This Note and all other such Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu and without any preference among themselves. The payment obligations of the Issuer under this and all other such Notes, except as is or may be provided by Argentine law, rank at least equally in priority of payment with all other present and future unsecured and unsubordinated obligations of the Issuer from time to time outstanding.

         (c) Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

         (d) Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as presented from time to time by the CNV ("Argentine Financial Reporting").

         (e) Certain Defined Terms. Capitalized terms that are used but not defined herein have the respective meanings assigned in the Fiscal Agency Agreement. As used in this Note, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Additional Amounts" has the meaning specified in Paragraph 7(b).

         "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise provided, however, that as to Perez Companc S.A., "affiliate" shall not include the controlling shareholders of Perez Companc S.A. or Persons that are controlled, directly or indirectly, by such controlling shareholders but are not controlled directly or indirectly by Perez Companc S.A.

         "Alternate Eurodollar Rate" means, for any for any Interest Period, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Eurodollar Business Days before the first day of such Interest Period in an amount substantially equal to the principal amount of the Outstanding Notes held by such Reference Bank for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. The Alternate Eurodollar Rate for any Interest Period shall be determined by the Fiscal Agent on the basis of applicable rates furnished to and received by the Fiscal Agent from the Reference Banks two Eurodollar Business Days before the first day of such Interest Period, subject, however, to the provisions of Paragraph 6 of the Notes.

         "Alternative Basis Interest Rate" has the meaning specified in Paragraph 6(d).

         "Applicable Eurodollar Rate" has the meaning specified in Paragraph
6(c).

         "Argentine Business Corporations Law" has the meaning specified in Paragraph 24.

         "Argentine Financial Reporting" has the meaning specified in Paragraph 1(d).

         "Argentine Business Corporations Law" has the meaning specified in Paragraph 24.

         "Bonex" has the meaning specified in Paragraph 20(b).

         "Change of Control" has the meaning specified in Paragraph 9(a).

         "CNV" means the Comision Nacional de Valores of the Republic of Argentina.

         "Consolidated" refers to the consolidation of accounts in accordance with Argentine Financial Reporting; except that in Paragraph 12 such term refers to the consolidation of accounts in accordance with Frozen Argentine Financial Reporting.

         "Consolidated Net Worth" means at any date the difference between total assets and total liabilities, as the same would appear on a consolidated balance sheet of the Issuer and its Subsidiaries at such date prepared in accordance with Frozen Argentine Financial Reporting.

         "Court Days" means any day on which courts in the Republic of Argentina are open for working on ordinary matters, as provided by Article 152 of the National Code of Civil and Commercial Proceedings and the regulations referred to therein.

         "Debt" means, with respect to any Person, (a) any liability of such Person (1) for borrowed money, or under any reimbursement obligation relating to a letter of credit, or (2) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (3) for the payment of money relating to any obligations under any capital lease of real or personal property which has been recorded as a capitalized lease obligation; (b) all redeemable capital stock issued by such Person having a redemption date prior to the Maturity Date of the Notes (the amount of Debt being represented by any involuntary liquidation preference plus accrued and unpaid dividends); (c) any liability of others described in the preceding clause (a) that the Person has guaranteed or that is otherwise its legal liability; and (d) (without duplication) any amendment, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a), (b) and (c) above. For purposes of determining any particular amount of Debt under this definition, guarantees of (or obligations with respect to letters of credit supporting) Debt otherwise included in the determination of such amount shall not also be included.

         "Domestic Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City.

         "EBITDA" of any Person means, for any period, net income (or net loss) (excluding extraordinary gains or losses) plus the sum of (a) interest expense,
(b) income and asset tax expense, (c) depreciation expense and (d) amortization expense, in each case to the extent deducted in the computation of such net income, all as determined in accordance with Frozen Argentine Financial Reporting.

         "Election Date" has the meaning specified in Paragraph 4(a).

         "Enron Group" shall mean, collectively, Enron Corp., a Delaware corporation, its successors by merger, consolidation, or other reorganization or business combination, and any corporation, limited liability company, partnership, venture, business trust or other entity or any individual "controlling", "controlled by" or "under common control with" (as such terms in quotations are defined in Rule 405 under the Securities Act) Enron Corp.

         "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance having the force of law in Argentina and relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

         "Eurodollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

         "Eurodollar Margin" means, as of any date, a percentage per annum as set forth below:

===============================================================================
                  Period                                     Eurodollar Margin
===============================================================================
From and including the Original Issuance Date to but
excluding the first Interest Step-up Date                         2.00%
-------------------------------------------------------------------------------
From and including the first Interest Step-up Date to
but excluding the second Interest Step-up Date                    2.40%
-------------------------------------------------------------------------------
From and including the second Interest Step-up Date to
but excluding the third Interest Step-up Date                     2.60%
-------------------------------------------------------------------------------
From and including the third Interest Step-up Date to
but excluding the Maturity Date                                   2.70%
===============================================================================

         "Eurodollar Rate" means, for any Interest Period, an interest rate per annum equal to the rate per annum obtained by dividing (a) the LIBOR Rate by
(b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

         "Eurodollar Rate Reserve Percentage" for any Interest Period means the reserve percentage applicable two Eurodollar Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the

Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

         "Events of Default" has the meaning specified in Paragraph 13.

         "Exchange Act" has the meaning specified in Paragraph 10(n).

         "Fiscal Agency Agreement" has the meaning specified in Paragraph 1(a).

         "Fiscal Agent" has the meaning specified in Paragraph 1(a).

         "Frozen Argentine Financial Reporting" means the generally accepted accounting principles as presented from time to time by the CNV and applied in the preparation of the Issuer's financial statements as at and for the year ended December 31, 1995 heretofore delivered to the Fiscal Agent.

         "Hazardous Materials" means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminate under any Environmental Law.

         "Holders" means each registered holder of one or more Notes.

         "Interest Payment Date" has the meaning specified on the face of this Note.

         "Interest Period" means the period commencing on the Original Issuance Date and ending on the last day of the period selected by the Issuer pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Issuer pursuant to the provisions below. The duration of each such Interest Period shall be three or six months, as the Issuer may, upon notice received by the Fiscal Agent not later than 12:00 Noon (New York City time) on the third Eurodollar Business Day prior to the first day of such Interest Period, select; provided, however, that:

               (i) the Issuer may not select any Interest Period that begins before and ends after an Interest Step-up Date or the Maturity Date;

               (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Eurodollar Business Day, the last day of such

          Interest Period shall be extended to occur on the next succeeding Eurodollar Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Eurodollar Business Day; and

               (iii) whenever the first day of any Interest Period occurs on a day of a calendar month for which there is no numerically corresponding day in the calendar month that succeeds such calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Eurodollar Business Day of such succeeding calendar month.

         "Interest Step-up Date" means the one-year, two-year and three-year anniversaries of the Original Issuance Date; provided, however, that:

               (i) whenever an Interest Step-up Date would otherwise occur on a day other than a Eurodollar Business Day, such Interest Step-up Date shall be extended to occur on the next succeeding Eurodollar Business Day, provided, however, that, if such extension would cause such Interest Step-up Date to occur in the next following calendar month, such Interest Step-up Date shall occur on the next preceding Eurodollar Business Day; and

               (ii) if the Original Issuance Date occurs on a day of a calendar month for which there is no numerically corresponding day in the calendar month that succeeds such calendar month by the number of months specified above in respect of an Interest Step-up Date, such Interest Step-up Date shall occur on the last Eurodollar Business Day of such succeeding calendar month.

         "Issuer" has the meaning specified on the face of this Note.

         "LIBOR Rate" means, for any particular Interest Period, the rate per annum determined (any such determination to be conclusive, absent manifest error) on the basis of the offered rates for Eurodollar deposits for a period equal to such Interest Period appearing on the Telerate Screen Page 3750 (or the successor page reference thereto) as of approximately 11:00 a.m. (London time) two Eurodollar Business Days before the first day of such Interest Period. If at least two such offered rates appear on the Telerate Screen Page 3750 or associated pages, the rate in respect of such interest determination date will be the arithmetic mean of such offered rates unless otherwise averaged.

         "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

         "Material Adverse Effect" means a material adverse effect on (a) the financial condition, business, properties or results of operations of the Issuer or the Issuer and its Subsidiaries taken as a whole which could reasonably be expected to affect materially and adversely the Issuer's ability to perform its obligations hereunder and under the Fiscal Agency Agreement, including the ability to pay in a timely manner or (b) the rights and remedies of the Fiscal Agent or Holders under the Fiscal Agency Agreement or the Notes.

         "Maturity Date" has the meaning specified on the face of this Note.

         "Notes" has the meaning specified in Paragraph 1(a).

         "Notice of Interest Period Election" has the meaning specified in Paragraph 4(a).

         "Original Issuance Date" means the Eurodollar Business Day upon which the Issuer initially issued the Notes.

         "Other Taxes" has the meaning specified in Paragraph 7(b).

         "Outstanding" has the meaning specified in Paragraph 17(f).

         "Perez Companc Group" shall mean, collectively, Perez Companc S.A., an Argentine corporation, its successors by merger, consolidation, or other reorganization or business combination, and any corporation, partnership, venture, business trust or other entity or any individual or "controlled by " (as such terms in quotations are defined in Rule 405 under the Securities Act) Perez Companc S.A.

         "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced which shall not have been stayed or dismissed within 30 Court Days of the commencement thereof (unless contested in good faith, in which case it shall be discharged within 30 Eurodollar Business Days after final adjudication): (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Paragraph 10(c) of the Notes; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

         "Permitted Shareholder Loan" means a loan, evidenced by a note or other evidence of indebtedness, from the Issuer to a member of the Enron Group or the Perez Companc Group and having the following terms:

         (i) either the borrower or the guarantor of the loan under an unconditional and irrevocable guarantee has a credit rating covering its senior unsecured indebtedness from one U.S. nationally recognized statistical rating organization that is at least as high the rating covering the senior unsecured indebtedness of Perez Companc S.A. (in the case of a member of the Perez Companc Group) or Enron Corp. (in the case of a member of the Enron Group), and ;

         (ii)  the maturity shall be not later than the Maturity Date;

         (iii) the indebtedness shall be subject to mandatory repayment upon:

               (A) a decline in the rating accorded to the senior unsecured debt of the borrower or a guarantor of the loan by any U.S. nationally recognized statistical rating organization to a level below the level accorded to senior unsecured debt of Perez Companc S.A. (in the case of a member of the Perez Companc Group) or Enron Corp. (in the case of a member of the Enron Group), or in any case to a level below that accorded to the senior unsecured debt of TGS on the Original Issuance Date;

               (B) any Event of Default, or event which with the giving of notice or the lapse of time would become an Event of Default, under the Notes; or

               (C) a Change of Control; or

               (D) the borrower and the related guarantor, if any, cease to own, directly or indirectly, an equity interest in the Issuer; and

         (iv) other customary terms and conditions, including a market rate of interest and customary events of default and remedies therefor;

         (v) the obligations of the debtor and the guarantor, if any, under such loan shall not be transferable or delegable to any other Person;

         "Person" means an individual, partnership, corporation (including a business trust) joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

         "Personal Property Tax" has the meaning specified in Paragraph 7(b).

         "Prepayment Date" has the meaning specified in Paragraph 9(a).

         "Reference Banks" means the principal London offices of Societe Generale and Bank of Montreal, and Dresdner Bank Luxembourg S.A..

         "Registrar" has the meaning specified in Paragraph 1(a).

         "Regular Record Date" has the meaning specified on the face of this Note.

         "Required Holders" has the meaning specified in Paragraph 6(d).

         "Responsible Officer" has the meaning specified in Paragraph 17(f).

         "Rule 144A Information" has the meaning specified in Paragraph 10(n).

         "Securities Act" has the meaning specified in Paragraph 10(n).

         "Significant Subsidiary" means a Subsidiary, including its Subsidiaries, which meets the following conditions:

         (1) the Issuer's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 20 percent of the total assets of the Issuer and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

         (2) the Issuer's and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of the Subsidiary (and after deducting the principal amount of outstanding debt of such Subsidiary the proceeds of which were used to finance the operations of such Subsidiary and have not been onlent to any other Person) exceeds 20 percent of the total assets of the Issuer and its Subsidiaries consolidated as of the end of the most recently completed fiscal year.

         "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in distributions from such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

         "Taxes" has the meaning specified in Paragraph 7(b).

         "Temporary Cash Investment" means any Dollar or Argentine peso denominated Investment in (i) direct obligations of the United States, the Republic of Argentina or any agency of either of them, or obligations guaranteed by the United States, the Republic of Argentina or any agency of either of them, (ii) commercial paper rated at least A-1 by Standard & Poor's Ratings Group and P-1 by Moody's Investors Service, Inc., (iii) time deposits with (including certificates of deposit issued by) any initial Purchaser named in the Note Purchase Agreement, (iv) time deposits with (including certificates of deposit issued by) any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $1,000,000,000, (v) time deposits with (including certificates of deposit issued by) any Argentine office of any bank or trust company listed on Schedule I hereto, (vi) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iv) or (v) above, and (vii) promissory notes or other Debt of a Person that is a member of the Enron Group or the Perez Companc Group, but only (A) in circumstances and for so long as the payment of dividends by the Issuer to a shareholder that is a member of the Enron Group or the Perez Companc Group, as the case may be, is illegal or impracticable due to the imposition or exchange controls or other legal restrictions and (B) to the extent that the Issuer would otherwise be permitted to pay dividends.

         "TGS" means Transportadora de Gas del Sur S.A.

         "Total Capitalization" means at any date the sum of (i) Consolidated Debt of the Issuer at such date and (ii) Consolidated Net Worth of the Issuer at such date, all as determined in accordance with Frozen Argentine Financial Reporting.

         "United States" means the United States of America, including the states and the District of Columbia, but excluding its territories and possessions.

         "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         2. Form and Denomination. The Securities are issuable only in fully registered non-endorsable form. The Securities are issuable only in minimum denominations of US$100,000 and integral multiples above that amount.

         3. Registration, Transfer and Exchange. The Issuer shall maintain in the city of Buenos Aires, Argentina an agency where Securities may be surrendered for registration of transfer or exchange. For such purpose the Issuer has initially appointed Banco Supervielle Societe Generale S.A. as its agent in the city of Buenos Aires, and has agreed to cause to be kept at such offices a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Securities and registration of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of any security registrar or transfer agent or to appoint additional or other registrars or transfer agents or to approve any change in the office through which any security registrar or any transfer agent acts, provided that there will at all times be a security co-registrar in the Borough of Manhattan, The City of New York and a security registrar in the city of Buenos Aires, Argentina. The Issuer shall cause notice of any resignation, termination or appointment of any Paying Agent or Transfer Agent located in the Borough of Manhattan, The City of New York or in the city of Buenos Aires, Argentina or of the Fiscal Agent and of any change in the office through which any such Agent will act to be provided to Holders.

         Subject to the restrictions set forth in the Fiscal Agency Agreement, the transfer of a Note is registrable on the aforementioned register upon surrender of such Note at any agency maintained by the Issuer for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing. Upon such surrender of this Note for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

         Subject to the restrictions set forth in the Fiscal Agency Agreement, at the option of the Holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and aggregate principal amount upon surrender of the Securities to be exchanged at any agency maintained by the Issuer for such purpose. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Any registration of transfer or exchange will be effected upon the Issuer being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Issuer may from time to time determine.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Note is registered on the register of Holders of Notes as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

         No payments of principal of and any interest and Additional Amounts on Notes shall be made unless presentation or claim for payment is made within a period of three years following the relevant payment date.


         4. Interest Periods. (a) The initial Interest Period shall commence on the Original Issuance Date and shall end on July 22, 1997. Thereafter, the Issuer may from time to time elect the duration of Interest Periods, which election shall be effective on the last day of the then current Interest Period (an "Election Date"). Each such election shall be made by the Issuer by delivering a notice (a "Notice of Interest Period Election") to the Fiscal Agent not later than 12:00 Noon (New York City time) at least three Eurodollar Business Days before the relevant Election Date. Each Notice of Interest Period Election shall specify:

         (i)  such Election Date; and

         (ii) the duration of the Interest Period that will commence on such Election Date.

Each Interest Period specified in a Notice of Interest Period Election shall comply with the provisions of the definition of Interest Period.

         (b) Upon receipt of a Notice of Interest Period Election, such notice shall not thereafter be revocable by the Issuer and the Fiscal Agent shall promptly (and in any event not later than one Eurodollar Business Day after receipt by the Fiscal Agent of such notice) notify each Holder of the contents thereof.

         (c) If the Issuer (i) fails to deliver a timely Notice of Interest Period Election to the Fiscal Agent electing an Interest Period as provided in this Paragraph 4 and (ii) has not theretofore delivered a notice of prepayment relating to the full amount of all Notes outstanding, then the Issuer shall be deemed to have given the Fiscal Agent a Notice of Interest Period Election electing an Interest Period of three months (or, if such Interest Period would be shortened thereby, ending on the next succeeding Interest Step-up Date), which Interest Period shall commence on the last day of the then current Interest Period.

         5. Interest. (a) Scheduled Interest. Subject to Paragraph 5(b), the Issuer shall pay interest on the unpaid principal amount of each Note held by each Holder from the Original Issuance Date until the Maturity Date, at a rate per annum equal at all times during each Interest Period to the sum of (x) the Applicable Eurodollar Rate for such Interest Period plus (y) the Eurodollar Margin in effect from time to time.

         (b) Default Interest. Any principal of or overdue interest on any Note that is not paid when due shall bear interest from the due date therefor (i) until the earlier of the Maturity Date and the date such amount shall be paid in full at a rate per annum equal at all times to the sum of (x) the Applicable Eurodollar Rate then in effect plus (y) the Eurodollar Margin then in effect plus (z) 2% and (ii) on and after the Maturity Date until such amount shall be paid in full at a rate per annum equal at all times to the sum of (A) the Applicable Eurodollar Rate computed for the one-month period beginning with the Maturity Date and for successive one-month periods as though each were an Interest Period plus (B) 4.40%. Interest under this paragraph 5(b) shall be payable on demand and on the date the relevant overdue amount shall be paid in full.


         6. Interest Rate Determination. (a) The interest rate shall be equal to the Eurodollar Rate.

         (b) In the event that the Fiscal Agent is unable to determine the Eurodollar Rate, the Fiscal Agent shall solicit from each Reference Bank Agent timely information for the purpose of determining each Alternate Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Fiscal Agent for the purpose of determining any such Alternate Eurodollar Rate, the Fiscal Agent shall determine such Alternate Eurodollar Rate on the basis of timely information furnished by the remaining Reference Banks or if none of such information is available on a timely basis for the Interest Period requiring an Applicable Eurodollar Rate determination, the Fiscal Agent shall use for Interest Period the Applicable Eurodollar Rate most recently determined by the Fiscal Agent and in effect for the most recent Interest Period.

         (c) The Eurodollar Rate or Alternate Eurodollar Rate as determined pursuant to this Paragraph 6 shall be the applicable Eurodollar Rate ("Applicable Eurodollar Rate") for the relevant Interest Period.

         (d) If on or prior to the first day of any Interest Period the Holders of Notes holding more than 50% of the then aggregate unpaid principal amount of the outstanding Notes then held by the Holders (the "Required Holders") advise the Fiscal Agent that the Applicable Eurodollar Rate will not adequately and fairly reflect the cost to such Holders of purchasing and holding their Notes during such Interest Period, the Fiscal Agent shall forthwith give notice thereof to the Issuer and all other Holders. During the 30 days next succeeding the giving of such notice, the Issuer and the Required Holders shall negotiate in good faith in order to arrive at a mutually satisfactory alternative basis for computing interest on the Notes (the "Alternative Basis Interest Rate") which shall be payable in connection with such Interest Period in order to compensate the Holders for the inadequate interest rate resulting from the occurrence of the conditions specified in the first sentence of this Paragraph 6(d). If within such 30-day period, the Issuer and the Required Holders agree in writing upon the Alternative Basis Interest Rate, such Alternative Basis Interest Rate shall be payable to all Holders in respect of their holdings of Notes from the commencement of, and only for, the duration of such Interest Period. If the Issuer and the Required Holders fail to agree upon such Alternative Basis Interest Rate within such 30-day period, the Alternative Basis Interest Rate in connection with such Interest Period payable to each Holder for such Interest Period shall be such Alternative Basis Interest Rate as such Holder shall determine (in a certificate delivered by such Holder to the Fiscal Agent setting forth the basis of the computation of such amount, which certificate shall be conclusive and binding for all purposes, absent manifest error) to be necessary to compensate such Holder for its cost of obtaining (in good faith and using commercially reasonable efforts to minimize the interest cost to the Issuer) as of the commencement of such Interest Period funds for such Interest Period in an amount equal to the principal amount of such Holder's Outstanding Notes plus the Eurodollar Margin. The Fiscal Agent shall notify the Issuer of each such determination as promptly as practicable; provided, however, that the Issuer shall not be required to compensate any Holder to the extent that such Holder's cost of obtaining (in good faith and using commercially reasonable efforts to minimize the interest cost to the Issuer) funds for any period was increased by virtue of the Holder's failure to give notice to the Issuer within 90 days of becoming aware that the Applicable Eurodollar Rate would not adequately and fairly reflect the cost to such Holder of funding, owning or holding its Notes during such Interest Period.

         As the negotiations described in the preceding subparagraph (d) of this Paragraph 6 and any resulting Alternative Basis Interest Rate are intended for the sole direct benefit of the Holders, the Issuer expressly covenants and acknowledges (i) that as a result of any such negotiations the Holders shall not receive a lower rate of interest on the Notes than the Holders would have received had there not been such negotiations, and (ii) that such negotiations shall in no event cause, justify or give rise to any delay or reduction in the payment of interest, principal or other amounts payable by the Issuer under the Notes, the Fiscal Agency Agreement or the Purchase Agreement.


         7. Payment of Amounts. (a) If, due to either (A) the introduction of or any change in or in the interpretation of any law or regulation or (B) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law and whether applicable to a Holder directly or as a member of a consolidated group), there shall be any increase in the cost to any Holder, of owning, holding or maintaining its Notes or a reduction in the amount of any sum received or receivable by such Holder under this Note, by an amount deemed by such Holder to be material, within 20 days after demand by such Holder pursuant to clauses (ii) and (iii) of this Paragraph 7(a), the Issuer shall from time to time, pay to the Fiscal Agent for the account of such Holder additional amounts sufficient to compensate such Holder for such increased cost or reduction from and after the date of the notice specified in clause (ii) of this Paragraph 7(a). A certificate as to the amount of such increased cost or reduction, submitted to the Issuer and the Fiscal Agent by such Holder, shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, the Issuer shall not be required to make any payment under this Paragraph 7(a) in respect of increased costs consisting of reserve requirements in respect of Eurocurrency Liabilities or in respect of which the Issuer is required to make a payment under Paragraph 7(b).

          (i) Each Holder which is an institutional investor will, before requesting compensation for additional amounts pursuant to this Paragraph 7(a), use its reasonable efforts to transfer its Notes to a different Holding Office if such transfer will avoid the need for compensation for such additional amounts and will not, in the sole judgment of such Holder, be otherwise disadvantageous to such Holder.

          (ii) Each Holder, as defined below, will promptly notify the Issuer and the Fiscal Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Holder to compensation pursuant to this Paragraph 7(a).

          (iii) The Issuer shall not be required to increase the amount of any payment due to a Holder as provided by clause (i) above (A) if the cost or reduction in respect of which such increase arises results solely from a requirement which is applicable to the relevant Holder by reason of its financial condition and which is not of general application to similar Persons of a similar type in similar circumstances in the same jurisdiction, or (B) to the extent that such payment was increased by virtue of the Holder's failure to give notice to the Issuer within 90 days of becoming aware of the requirements that gave rise to such obligation to pay such additional amount.

(b) For the purposes of this Paragraph 7(b), the following terms have the following meanings:

          "Taxes" means any and all present and future taxes, duties, levies, imposts, deductions, charges or withholdings of any nature with respect to any payment by the Issuer pursuant to the Fiscal Agency Agreement or under any Note and all liabilities with respect thereto imposed by the Republic of Argentina or any political subdivision or taxing authority thereof or therein (including, without limitation, the Argentine Personal Property Tax established by Argentine Law No. 23,966 as amended and implemented (the "Personal Property Tax")). For the avoidance of doubt "taxes" as defined in this paragraph do not include net income taxes imposed on any Holder by reason of its investment in Notes.

          "Other Taxes" means any present or future stamp or documentary taxes and any other excise, property or value added taxes, or similar charges or levies which arise from any payment made pursuant to the Fiscal Agency Agreement or under any Note or from the execution, delivery, registration or enforcement of, or otherwise with respect to, the Fiscal Agency Agreement or any Note imposed by the Republic of Argentina or any political subdivision or taxing authority thereof or therein.

          (i) Any and all payments by the Issuer under the Notes shall be made free and clear of and without deduction or withholding for any Taxes or Other Taxes. If the Issuer shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable under the Fiscal Agency Agreement or under any Note, (i) the sum payable shall be increased by such additional amounts ("Additional Amounts") as may be necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Paragraph 7), the Paying Agent receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Issuer shall make such deductions or withholdings and (iii) the Issuer shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law.

          (ii) Subject to the compliance by each Holder with the covenant in clause (iv) of this Paragraph 7(b), the Issuer shall indemnify each Holder for the full amount of Taxes or Other Taxes (including, without limitation, any taxes imposed by any jurisdiction on amounts payable under this Paragraph 7(b), whether or not correctly or legally imposed or asserted, imposed on or paid by such Holder and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within thirty (30) days from the date such Holder makes written demand therefor.

          (iii) Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Issuer shall furnish to the Fiscal Agent the original or a certified copy of a receipt evidencing payment thereof.

          (iv) Each Holder or beneficial owner of this Note shall, at the request of the Issuer, use reasonable efforts (consistent with applicable legal and regulatory restrictions) to (i) file any certificate or document requested by the Issuer or to provide the Issuer with such information as may be reasonably requested by the Issuer if the making of such a filing or the provision of such information would eliminate or reduce any Additional Amounts payable to or for the account of any Holder pursuant to this Paragraph 7 that may thereafter accrue and would not, in the judgment of such Holder, require such Holder to disclose any confidential or proprietary information or be otherwise disadvantageous to such Holder, and (ii) in the case of Holders which are institutional investors, to transfer its Notes to a different Holding Office if such transfer will avoid the need for payment of Additional Amounts under this Paragraph 7 and will not, in the sole judgment of such Holder be otherwise disadvantageous to such Holder.

          The Issuer hereby waives any right it may have under Argentine law to seek reimbursement (by way of any legal means available to the Issuer, including, without limitation, deduction from payments of principal or interest on the Notes) from the Holders or beneficial owner of any interest therein or rights in respect thereof of any amounts paid by the Issuer under the Personal Property Tax.

          (v) Without prejudice to the survival of any other agreement of the Issuer hereunder, the agreements and obligations of the Issuer contained in this Paragraph 7(b) shall survive the payment in full of principal, interest and all other amounts payable under the Notes.


         8. Optional Prepayment. (a) The Issuer may, upon at least ten (10) days' notice to the Fiscal Agent stating the proposed date and aggregate principal amount of the redemption, and if such notice under this Paragraph 8 is given the Issuer shall, repay Notes outstanding at any time, in whole or in part, at a redemption price of 100.5% of the principal amount until the first anniversary of the Original Issuance Date and 100% of the principal amount thereafter, provided that each partial prepayment shall be an aggregate principal amount of US$5,000,000 or an integral multiple of US$1,000,000 in excess thereof. Each prepayment made by the Issuer pursuant to this Paragraph 8 shall be applied to prepay ratably the Notes of the Holders and each Holder shall receive equal treatment under this Paragraph 8.

         (b) Notices to redeem Notes shall be given to Holders in writing mailed, first-class postage prepaid, to each Holder of Notes so to be redeemed, at each such Holder's address as it appears in the register hereinabove referred to and otherwise as required by the Negotiable Obligations Law or any other Argentine applicable regulation. Such notice will be given once not more than thirty (30) days nor less than fifteen (15) days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the Holders in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular Holder shall affect the sufficiency of any notice with respect to other Notes. Such notices will be deemed to have been given on the date of mailing. Notices to redeem

Notes shall specify the date fixed for redemption, the applicable redemption price, the place or places of payment, that payment will be made upon presentation and surrender of the Notes to be redeemed, that interest accrued to the date fixed for redemption (unless such date is an Interest Payment
Date), together with any Additional Amounts which would otherwise be payable, will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue.


         9. (a) Prepayment on Change of Control. (i) In the event of a Change of Control (as defined below), the Holder of this Note shall have the right to require the Issuer to prepay its Notes, in whole or in part, at a purchase price equal to 100% of the principal amount, on the date that is forty-five
(45) days following a Change in Control (the "Prepayment Date"). A "Change of Control" for purposes of this Note will be deemed to have occurred on the date on which the Enron Group and the Perez Companc Group, cease (individually or collectively and irrespective of the relative proportional ownership of voting interests of either) to have the power to direct in the aggregate the vote of at least 50.1% of the voting capital stock of the Issuer.

          (ii) To be repaid at the option of the Holder, this Note, with the "Option to Elect Prepayment" form hereon duly completed by the Holder, must be received by the Issuer not earlier than thirty (30) days nor later than fifteen (15) days prior to the date fixed for prepayment. If less than the entire principal amount of a Note is to be prepaid in accordance with the provisions of this Paragraph 9(a), the principal amount of such Note, in increments of $1,000, and the denomination or denominations or the Note or Notes to be issued to the Holder for the portion of the principal amount of such Note that is not to be prepaid must be specified. Exercise of the prepayment option by the Holder shall be irrevocable unless waived by the Issuer.

          (iii) If a Note shall have been surrendered as provided in this Paragraph, such Note, or the portion thereof so specified to be prepaid, shall become due and payable and shall be paid by the Issuer on the Prepayment Date and shall be paid by the Issuer on the Prepayment Date, and on and after the Prepayment Date (unless the Issuer shall default in the payment of such Note on such Prepayment Date), interest on such Note or the portion hereof to be prepaid, as the case may be, shall cease to accrue.

         (b) Prepayment upon Certain Changes in Law. (i) If, on or after the date of this Note, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, the Superintendencia de Seguros de la Nacion, the Superintendencia de AFJPs or comparable agency charged with the interpretation or administration thereof, or compliance by any Holder with any request or directive (whether or not having the force of law) of any such authority, central bank, the Superintendencia de Seguros de la Nacion, the Superintendencia de AFJPs or comparable agency shall make it unlawful or impossible for any Holder to hold, own or maintain its Note and such Holder shall so notify the Fiscal Agent, the Issuer shall promptly prepay in full the then outstanding principal amount of such Note, together with accrued interest thereon, upon presentation thereof by such Holder. If it is lawful for such Holder to hold, own and maintain its Note through the last day of the Interest Period then applicable to such Note, such prepayment shall be due on such last day.

         (ii) Before giving any notice to the Fiscal Agent pursuant to this Paragraph 9(b), Holders shall designate a different Holding Office if such designation will avoid the need for giving such notice and will not, in the sole judgment of such Holder, be otherwise disadvantageous to such Holder.

         10. Affirmative Covenants. So long as any Note shall remain unpaid, the Issuer shall:

          (a) Payment of Principal, Interest and Fees. Pay, when or before due, all principal, interest and fees to be paid hereunder and under any Note.

          (b) Compliance with Laws, Etc. Comply, and cause each of its Significant Subsidiaries to comply, in all material respects, with all applicable laws, ordinances, rules, regulations and requirements of Governmental Authorities (including, without limitation, Environmental Laws, social security laws, retirement and pension fund laws and the rules and regulations thereunder) except where the necessity of compliance therewith is being contested in good faith by appropriate proceedings or where noncompliance therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (c) Payment of Taxes, Etc. Pay and discharge, and cause each of its Significant Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Issuer nor any of its Significant Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that (A) is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with Argentine Financial Reporting, or (B) together with all other unpaid taxes, assessments, charges and claims covered within this clause (B) do not exceed US$7,500,000 unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

          (d) Maintenance of Insurance. Cause each of its Significant Subsidiaries to keep at all times all of its properties which are of an insurable nature insured against loss or damage with insurers believed by such Significant Subsidiary to be responsible to the extent that property of similar characteristics is usually so insured by gas transportation companies (whether within or outside the Republic of Argentina) as required under rules and regulation applicable to gas transportation companies in Argentina; provided, further, that this covenant shall not in any event require a Significant Subsidiary to maintain insurance on its pipeline assets to the extent they do not pass under rivers or other bodies of water, and provided, however, that the management of such Significant Subsidiary may in any event increase the amount of any deductible or other retention of risk by such Significant Subsidiary or reduce the level of insurance cover if it shall determine in good faith that such actions are in the best interests of such Significant Subsidiary and not materially adverse to the interests of the Holders. Upon request of the Fiscal Agent, the Issuer will furnish to it for distribution to the Holders copies of the information provided annually by it or its Significant Subsidiaries to Argentine regulatory agencies as to the insurance so carried.

          (e) Conduct of Business and Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Significant Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Issuer and its Significant Subsidiaries may consummate any merger or consolidation permitted under Paragraph 11(b), and provided, further, that neither the Issuer nor any of its Significant Subsidiaries shall be required to preserve any right or franchise if the Board of Directors of the Issuer or such Significant Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or such Significant Subsidiary, as the case may be, and that the loss thereof is not expected to have a Material Adverse Effect on the Issuer or such Significant Subsidiary.

          (f) Maintenance of Governmental Approvals. Maintain, and cause its Significant Subsidiaries to maintain, in full force and effect all such authorizations as are referred to in Sections 8(a) and (c) of the Fiscal Agency Agreement.

          (g) Keeping of Books. Keep, and cause each of its Significant Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Issuer and each such Significant Subsidiary in accordance with Argentine Financial Reporting.

          (h) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Significant Subsidiaries to maintain and preserve, all of its tangible properties that are used or useful in the conduct of its business in good condition, repair and working order and supplied with all necessary equipment and cause to be made all necessary renewals, replacements and improvements thereof, all as in the judgment of the Issuer or such Significant Subsidiary may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, provided, however, that covenants will not prevent the Issuer or such Significant Subsidiary from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors or responsible officers of the Issuer or such Significant Subsidiary in good faith, desirable in the conduct of the business of the Issuer and its Significant Subsidiaries taken as a whole and not reasonably expected to have a Material Adverse Effect on the Issuer and its Significant Subsidiaries taken as a whole.

          (i) [Reserved]

          (j) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, any transaction otherwise permitted under the Fiscal Agency Agreement with any stockholder of the Issuer or any Affiliate of such stockholder which is not the Issuer or one of its Subsidiaries on terms that are no less favorable to the Issuer or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not such a stockholder or Affiliate.

          (k) Reporting Requirements. Furnish to the Fiscal Agent:

               (i) as soon as available and in any event within seventy (70) days after the end of each of the first three quarters of each fiscal year of the Issuer, Consolidated balance sheets of the Issuer and its Subsidiaries as of the end of such quarter and Consolidated statements of income and cash flows of the Issuer and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by the chief financial officer of the Issuer as having been prepared in accordance with Argentine Financial Reporting, and accompanied by a certificate of the chief financial officer of the Issuer setting forth in reasonable detail the calculations necessary to demonstrate compliance with Paragraph 12, provided that in the event of any change in Argentine Financial Reporting used in the preparation of such financial statements from Frozen Argentine Financial Reporting, the Issuer shall also provide, if necessary for the determination of compliance with Paragraph 12, a statement of reconciliation conforming such financial statements to Frozen Argentine Financial Reporting;

               (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Issuer, a copy of the annual audited financial statements for such year for the Issuer and its Subsidiaries, containing Consolidated balance sheets of the Issuer and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Issuer and its Subsidiaries for such fiscal year, in each case accompanied by an opinion of Pistrelli, Diaz y Asociados or other independent public accountants of recognized international standing, and accompanied by a certificate of the chief financial officer of the Issuer setting forth in reasonable detail the calculations necessary to demonstrate compliance with Paragraph 12, provided that in the event of any change in Argentine Financial Reporting used in the preparation of such financial statements from Frozen Argentine Financial Reporting, the Issuer shall also provide, if necessary for the determination of compliance with Paragraph 12, a statement of reconciliation conforming such financial statements to Frozen Argentine Financial Reporting;

               (iii) as soon as possible and in any event within five days after becoming aware of the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Issuer setting forth details of such Default and the action that the Issuer has taken and proposes to take with respect thereto; and

               (iv) promptly after the commencement thereof, notice of all material actions and proceedings before any court, governmental agency or arbitrator affecting the Issuer or any of its Significant Subsidiaries of the type described in Section 8(g) of the Fiscal Agency Agreement; and

          (l) Maintenance of TGS Shares. Maintain the direct ownership of at least 51% of the Voting Stock of TGS.

          (m) Notice of Change of Control. Provide written notice to the Fiscal Agent and to each Holder of any Change of Control within ten Domestic Business Days following such Change of Control.

          (n) Provision of Information. For so long as any Notes remain Outstanding and are "restricted securities" within the meaning of Rule 144(a) under the Securities Act of 1933, as amended (the "Securities Act"), if at any time when the Issuer is neither subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder or beneficial owner of a Note, the Issuer will promptly furnish or cause to be furnished "Rule 144A Information" (as defined below) to such Holder or beneficial owner, to a prospective purchaser of such Note designated by such Holder or beneficial owner or to the Fiscal Agent for delivery to such Holder or beneficial owner or a prospective purchaser designated by such Holder or beneficial owner, as the case may be, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note by such Holder or beneficial owner. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          11. Negative Covenants. So long as any Note shall remain unpaid, the Issuer will not:

          (a) Negative Pledge. Create, assume or suffer to exist any Lien upon the whole or any part of its properties, whether now owned or hereafter acquired, to secure (i) any of its Debt or (ii) the Debt of any other Person, without at the same time or prior thereto extending to the Notes and the obligations of the Issuer hereunder the same security equally and ratably therewith (or, at the option of the Issuer, prior thereto) as long as such Lien shall remain in effect, except for:

               (A) purchase money Liens created or arising over any property which is acquired, constructed or created by the Issuer but only if
          (i) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees incurred in relation thereto,
          (ii) such Lien is created or arises on or before ninety (90) days after the completion of such acquisition, construction or creation and (iii) such Lien is confined solely to the property so acquired, constructed or created;

               (B) Liens over any property at the time of the acquisition of such property by the Issuer, which Liens were not created in connection with such acquisition;

               (C) Liens in existence on the Original Issuance Date;

               (D) Liens described in paragraph (A), (B) or (C) above and renewed or extended upon the renewal, extension, refinancing or replacement of the Debt secured thereby, provided that there is no increase in the principal amount of the Debt secured thereby over the original principal amount thereof or guaranteed thereby;

               (E) Permitted Liens; or

               (F) Liens not described in paragraphs (A) through (E) above securing Debt as well as related costs, expenses, interest and fees in relation to an aggregate principal or face amount at any date which does not exceed US$10,000,000.

          (b) Mergers, Etc. (i) Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, unless:

               (A) in the case the Issuer shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a legal entity, shall be organized and validly existing under the laws of the Republic of Argentina and shall expressly assume the due and punctual payment of the principal of and any premium and interest on all the Notes and the performance or observance of every covenant of this Note on the part of the Issuer to be performed or observed; and

               (B) if a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer would become subject to a Lien, which would not be permitted by this Note, the Issuer or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Notes equally and ratably with (or prior to) all debt secured thereby;

     or (ii) permit any of its Subsidiaries to merge or consolidate with or into, or convey, transfer or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, except that:

               (A) any Subsidiary of the Issuer may merge or consolidate with or into, or dispose of assets to, any other Subsidiary of the Issuer, and except that any Subsidiary of the Issuer may merge into or dispose of assets to the Issuer; and

               (B) TGS may merge or consolidate with or into, or convey, transfer or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, provided, however, that the Person formed by such consolidation or into which TGS is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a legal entity, shall be


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
          organized and validly existing under the laws of the Republic of Argentina, and provided, further, that after giving effect to such transaction, the credit rating or ratings of TGS's securities by any nationally recognized U.S. statistical rating organization shall not be lowered as a result of such transaction;

     provided, in any case referred to in clause (i) or (ii) above, that immediately after giving effect to the transaction and treating any Debt which becomes an obligation of the Issuer or any Subsidiary as a result of such transaction as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

          (c) Investments. Hold, make or acquire any Investment in any Person other than:

               (i) Investments in Persons that are Subsidiaries, provided, however, that Investments in Subsidiaries other than TGS do not cause such Subsidiaries to become, individually or in the aggregate, a Significant Subsidiary.

               (ii) Temporary Cash Investments maturing within one year from the date of acquisition thereof by the Issuer or a Subsidiary of the Issuer;

               (iii) Permitted Shareholder Loans;

               (iv) any Investments not otherwise permitted by the foregoing clauses of this Paragraph if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (iii) does not exceed US$20,000,000 (or its equivalent in any other currencies, each such equivalent to be determined at the time of making such investment and not to be affected by subsequent changes in exchange rates); and

               (v) any purchase of the shares of the Issuer by the Issuer or any of its Subsidiaries.

          (d) Restricted Payments. Purchase or redeem any of its issued shares or reduce its share capital, make a distribution of assets or other capital distribution to its shareholders, declare or pay any dividend or make any other distribution to its shareholders or repay any shareholders' loans if immediately before becoming legally obligated to take any such action an Event of Default exists or would exist if such action were taken at such time.

          (e) Change in Business. Make any material change in the nature or scope of its business as carried on at the date hereof, provided, however, that the creation of new Subsidiaries by the Issuer or any Subsidiary after the date hereof and the operation of such new Subsidiaries shall not be considered a material change within the meaning of this clause for so long as such new Subsidiaries do not, individually or in the aggregate, constitute a Significant Subsidiary with respect to the Issuer; provided, further, that the creation or operation of Subsidiaries that are principally engaged in the natural gas business (including transportation but for the avoidance of doubt excluding exploration and production) carried on by Subsidiaries of the Issuer on the date hereof shall be deemed not to violate this paragraph (e) regardless of the size of such Subsidiaries.

         12. Financial Covenants. So long as any Note shall remain unpaid, the Issuer will, as determined in accordance with Frozen Argentine Financial
Reporting:

          (a) Leverage Ratio. Maintain a ratio of Consolidated Debt of the Issuer to Total Capitalization not greater than 0.60 to 1.0.

          (b) Fixed Charge Coverage Ratio. Maintain a ratio of (A) Consolidated EBITDA of the Issuer for the four fiscal quarters ending on the later of
     (i) March 31, 1997 and (ii) the date of the most recent Consolidated balance sheet of the Issuer delivered to the Holders pursuant to Paragraph 10(k) to (B) the sum of Consolidated interest (including amortization of debt discount) expense and Consolidated rental expense of the Issuer deducted in the computation of the Issuer's Consolidated net income for such four fiscal quarters of not less than 2.5 to 1.0.

         13. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) The Issuer shall fail to pay any principal of any Note when the same becomes due and payable; or the Issuer shall fail to pay any interest on any Note or make any other payment of fees or other amounts payable under the Fiscal Agency Agreement or any Note within three Domestic Business Days after the same becomes due and payable; or

          (b) Any representation or warranty made by the Issuer in Section 8 of the Fiscal Agency Agreement shall prove to have been incorrect in any material respect when made; or

          (c) (i) The Issuer shall fail to perform or observe any term, covenant or agreement contained in Paragraph 10(l), Paragraph 11 or Paragraph 12, or (ii) the

     Issuer shall fail to perform or observe any other term, covenant or agreement contained in the Fiscal Agency Agreement (other than Paragraph 10(a)) on its part to be performed or observed if such failure shall remain unremedied for fifteen (15) days after written notice thereof shall have been given to the Issuer by the Fiscal Agent; or

          (d) The Issuer or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal amount of at least US$10,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Issuer or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (e) The Issuer or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Issuer or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the removal of management and the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of thirty (30) consecutive Court Days following notice thereof to the Issuer, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any sub part of its property) shall occur; or the Issuer or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection
     (e). Notwithstanding the foregoing, a petition seeking to adjudicate the Issuer or any of its Subsidiaries bankrupt or insolvent shall not constitute an Event of Default under this paragraph (e) if the sole basis upon which such proceeding is commenced is the failure or alleged failure of the Issuer or such Subsidiary to make payments with respect to Debt in circumstances that would not constitute an Event of Default under paragraph (d) above; or

          (f) Any judgment or order for the payment of money in excess of US$10,000,000 shall be rendered against the Issuer or any of its Subsidiaries and either (i) if no stay of enforcement of such judgment or order, by reason of pending appeal, payment or otherwise, shall be in effect, enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of thirty
     (30) consecutive Court Days during which a stay of enforcement of such judgment or order, by reason of a pending appeal, payment or otherwise, shall not be in effect; or

          (g) The TGS License shall be revoked or suspended and, in the case of a suspension, such suspension remains in effect for a period of thirty
     (30) consecutive days;

then, and in any such event, the Fiscal Agent shall at the request, or may with the consent, of Holders of or who represent at least 60% in aggregate principal amount of the Outstanding Notes, by notice to the Issuer, declare the Notes, all interest thereon and all other amounts payable under the Notes to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Issuer; provided, however, that in case of Events of Default specified in clause (e) above with respect to the Issuer, the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Issuer.


         14. Notice of Default. The Fiscal Agent shall give notice to the Issuer under Paragraph 13(c)(ii) promptly upon being requested to do so by any Holder and shall thereupon notify all the Holders thereof.


         15. Mutilated, Destroyed and Lost Notes. In case this Note shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and the Fiscal Agent shall authenticate and deliver a new Note, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on this Note, in exchange and substitution for this Note (upon surrender and cancellation thereof) or in lieu of and substitution for this Note. In the case where this Note is destroyed, lost or stolen, the applicant for a substituted Note shall furnish to the Issuer and the Fiscal Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of this

Note, the applicant shall also furnish to the Issuer and the Fiscal Agent satisfactory evidence of the destruction, loss or theft of this Note and of the ownership thereof. The Fiscal Agent shall authenticate any such substituted Note and deliver the same only upon written request or authorization of the Issuer. Upon the issuance of any substituted Note, the Issuer may require the payment by the Holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Note has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if this Note is mutilated or defaced) upon compliance by the Holder with the provisions of this Paragraph 15, as hereinabove set forth.

         16. [Reserved]

         17. Meetings of Holders; Modification and Waiver.

         (a) The Fiscal Agent or the Issuer shall, upon the request of the Holders of at least five percent in aggregate principal amount of the Notes at the time Outstanding, or the Issuer or the Fiscal Agent at its discretion, may, call a meeting of the Holders at any time and from time to time, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Notes to be made, given or taken by the Holders. With respect to all matters not contemplated in the Fiscal Agency Agreement, meetings of Holders shall be held in accordance with the Negotiable Obligations Law. The meetings shall be held in the city of Buenos Aires, Argentina; provided, however, that the Issuer or the Fiscal Agent may determine to hold any such meetings simultaneously in Buenos Aires and in The City of New York by any means of telecommunication which permits the participants to hear and to speak to each other. In any case, subject to the foregoing, meetings shall be held at such time and at such place as the Issuer or the Fiscal Agent shall determine. If a meeting is being held pursuant to a request of Holders, the agenda for the meeting shall be as determined in the request and such meeting shall be convened within forty (40) days from the date such request is received by the Fiscal Agent or the Issuer, as the case may be. Meetings called to adopt a resolution are subject to a first and second call, the second to occur upon the failure of the first. Notice of any meeting of Holders (which shall include the date, place and time of the meeting, the agenda therefor and the requirements to attend) shall be given, in the case of a first call, not less than ten (10) days nor more than thirty (30) days prior to the date fixed for the meeting and, in the case of a second call notice will be given not less than eight days prior to the date of such meeting. Each such notice shall be given in the Official Gazette of Argentina and, while there are Holders domiciled in Argentina, in a newspaper having general circulation in Argentina and also in the manner provided for hereunder and any publication of such notices shall be, in the case of a first call, for five consecutive business days in each place of publication and, in the case of a second call, for three consecutive business days in each place of publication.

         Both the first and second call for a meeting of Holders may be called simultaneously, in which case the second call, upon the failure of the first, may be held within an hour of the first. Each Note will entitle the Holder thereof to one vote per unit of principal amount of the currency in which such Note has been issued in any Holders' meeting.

         In case at any time the Holders of at least 5% in aggregate principal amount of the Notes at the time Outstanding shall have requested the Fiscal Agent or the Issuer to call a meeting of the Holders for any purpose specified in the Notes, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and neither the Fiscal Agent nor the Issuer shall have made the first publication of the notice of such meeting and mailed notice of such meeting to Holders within forty (40) days after receipt of such request or shall thereafter have proceeded to cause the meeting to be held, then the Holders of the Notes in the amount above specified may request the CNV or the relevant courts to convene such meeting.

                  Any meeting of Holders duly called at which a quorum is present may be adjourned once to a date within thirty (30) days from the date of such meeting by persons entitled to vote a majority in principal amount of the Notes represented at the meeting; and the meeting may be held as so adjourned without further notice.

         (b) Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders, a person shall be (1) a Holder, or (2) a person duly appointed by an instrument in writing as proxy for a Holder or Holders by such Holder or Holders.

         The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting, any representatives of the Fiscal Agent and any representatives of the Issuer. Decisions shall be made by the affirmative vote of the Holders of more than 50% in aggregate principal amount of the Notes at the time Outstanding present or represented at a meeting of such Holders at which a quorum is present; provided, however, that the unanimous consent or the unanimous affirmative vote of the Holders shall be required to adopt a valid decision on any of the matters specified in the following four clauses:

          (i) change the Maturity Date of the principal of, or any instalment of principal or interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or reduce the amount of the principal of any Note which would be due and payable upon a declaration of acceleration of the Maturity thereof, or the coin or currency in which, any Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity Date thereof (or, in the case of redemption, on or after the Redemption Date), or

          (ii) reduce the percentage in principal amount of Outstanding Notes, the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Fiscal Agency Agreement or certain defaults under the Notes and their consequences) provided for herein or in the Fiscal Agency Agreement, or

          (iii) reduce the percentage in principal amount of the Outstanding Notes, the consent of the Holders of which is required for the adoption of a resolution at a meeting of Holders held pursuant to this Paragraph 17, or the quorum required at any such meeting of Holders at which a resolution is adopted or the percentage in principal amount of Outstanding Notes the Holders of which are entitled to request the calling of a meeting of Holders, or

          (iv) modify any of the provisions of this Paragraph 17, except to increase any such percentage or to provide that certain provisions of the Notes or the Fiscal Agency Agreement cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

          (c) The quorum at any meeting to adopt a resolution with respect to the Notes will be Persons who are Holders of or who represent at least 60% in aggregate principal amount of the Outstanding Notes; provided, however, that at any such reconvened meeting adjourned for lack of the requisite quorum, the quorum will be Persons holding or representing at least 30% aggregate principal amount of the Notes at the time Outstanding. Any instrument given by or on behalf of any Holder in connection with any consent to any such waiver or change will be irrevocable once given and will be conclusive and binding on all subsequent Holders of such Note.

          (d) The Issuer and the Fiscal Agent may, without the vote or consent of any Holder, amend the Fiscal Agency Agreement or the Notes for the purpose of (a) adding to the covenants of the Issuer for the benefit of the Holders, or
(b) surrendering any right or power conferred upon the Issuer, or (c) securing the Notes pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Notes as permitted by the Fiscal Agency Agreement and the Notes, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Notes to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Notes in book-entry or certificated form and matters related thereto, or (g) curing any ambiguity or curing, correcting or supplementing any provision contained in the Fiscal Agency Agreement or in the Notes in a manner which does not adversely affect the interest of a Holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine and which shall not adversely affect the interest of any Holder.

         It shall not be necessary for the vote or consent of the Holders to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action but it shall be sufficient if such vote or consent shall approve the substance thereof.

         The Fiscal Agent shall incur no liability in relying upon written advice of counsel, who may be counsel to the Issuer, or a certificate of an Authorized Officer of the Issuer, as conclusive evidence that (i) any amendment of the Fiscal Agency Agreement or the Notes pursuant to this Paragraph 17 complies with the provisions of the Notes and the Fiscal Agency Agreement and
(ii) the Fiscal Agent is authorized by the terms of the Notes and the Fiscal Agency Agreement to execute such amendment.

         (e) Binding Nature of Amendments, Notices, Notations, Etc. Except as provided above, any modifications, amendments or waivers to the terms and conditions of the Notes will be conclusive and binding on all Holders, whether or not they have given such consent or were present at any meeting, and whether or not notation of such modifications, amendments or waivers is made upon the Notes if duly passed at a meeting convened and held in accordance with the provisions of the Negotiable Obligations Law. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Notes or the Fiscal Agency Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each Holder of Notes affected thereby.

         (f) "Outstanding" Defined. For purposes of the provisions of the Fiscal Agency Agreement and the Notes, any Note authenticated and delivered pursuant to the Fiscal Agency Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:

         (i) Notes theretofore canceled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

         (ii) Notes which have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof and any interest thereon shall have been paid or duly provided for;

         (iii) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the Fiscal Agency Agreement; or

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes are present at a meeting of Holders for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Notes owned directly or indirectly by the Issuer or any of its affiliates shall be disregarded and deemed not to be Outstanding; except that, in determining whether the Fiscal Agent shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, only Notes which a Responsible Officer of the Fiscal Agent knows to be so owned shall be disregarded. "Responsible Officer" of the Fiscal Agent shall mean any officer within the corporate trust department of the Fiscal Agent located at the Fiscal Agent's Corporate Trust Office.

         (g) Determination of Voting Rights; Conduct of Meetings. The Fiscal Agent may make such reasonable and customary regulations as it may deem advisable for any meeting of Holders in regard to the proof of appointment of proxies in respect of the Holders, the record date for determining the registered owners of Notes who are entitled to vote at such meeting (which record date shall be set forth in the notice calling such meeting and which shall not be less than thirty (30) nor more than sixty (60) days prior to such meeting), the adjournment of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. The appointment of any proxy shall be proved by having the signature of the person executing the proxy certified by a court, a notary public or a bank; provided, however, that the members of the Board of Directors, Syndics and employees of the Issuer cannot act as proxy for the Holders. The chairman shall be the Fiscal Agent or a Syndic or, if the Fiscal Agent or a Syndic can not act as chairman, a representative of the Company's supervising authority (which currently is the CNV) or a person appointed by a court. The chairman of the meeting shall have no right to vote, except as a Holder or proxy. A record of the proceedings of each meeting of Holders shall be prepared, and one copy of such record shall be delivered to the Issuer and another to the Fiscal Agent to be preserved by the Fiscal Agent.


         18. Submission to Jurisdiction; Service of Process. (a) The Issuer hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to the Notes. The Issuer irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         (b) The Issuer hereby irrevocably designates, appoints, authorizes and empowers as its agent for service of process, CT Corporation System at its offices currently located at 1633 Broadway, New York, New York 10019 to accept and acknowledge for and on behalf of the Issuer service of any and all process, notices or other documents that may be served in any suit, action or proceeding relating hereto in any New York state or Federal court sitting in the State of New York.

         (c) In lieu of service upon its agent, the Issuer consents to process being served in any suit, action or proceeding relating hereto, to the extent permitted by applicable law, by mailing a copy thereof by registered or certified air mail, postage prepaid, return receipt requested, to its address specified in Section 18 of the Fiscal Agency Agreement. To the extent permitted by applicable law, each party to the Fiscal Agency Agreement agrees that such service (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall be taken and held to be valid personal service upon and personal delivery to it.

         (d) Nothing in this Paragraph 18 shall affect the right of any party to the Fiscal Agency Agreement to serve process in any manner permitted by law, or limit any right that any party hereto may have to bring proceedings against any other party hereto in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         (e) The Issuer agrees that a final judgment against it shall be final and conclusive and may be enforced in any other jurisdiction other than any New York State court sitting in New York City or any United States Federal District court in the Southern District of New York, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

         19. Waiver of Sovereign Immunity. To the extent that the Issuer has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the Fiscal Agency Agreement and under the Notes to the fullest extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Paragraph shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act to the extent permitted thereby.

         20. Judgement Currency. (a) If for the purposes of enforcing the obligations of the Issuer under the Notes it is necessary to convert a sum due from the Issuer in Dollars into another currency, the parties to the Fiscal Agency Agreement agree, to the fullest extent permitted by applicable law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Holders could purchase Dollars with such currency at or about 11:00 A.M. (New York City time) on the Domestic Business Day preceding that on which final judgment is given. To the fullest extent permitted by applicable law, the obligations in respect of any sum due to any Holder under the Notes shall, notwithstanding any adjudication expressed in a currency other than Dollars, be discharged only to the extent that on the Domestic Business Day following receipt by such Holder of any sum adjudged to be so due in such other currency such Holder may in accordance with normal banking procedures purchase Dollars with such other currency; if the amount of Dollars so purchased is less than the sum originally due to such Holder in Dollars, the Issuer agrees, to the fullest extent permitted by applicable law, as a separate obligation and notwithstanding any such adjudication, to indemnify such Holder against such loss, and if the amount of Dollars so purchased exceeds the sum originally due to such Holder, such Holder shall remit such excess to the Issuer.

         (b) All amounts due under the Notes shall be payable in Dollars. If due to exchange controls in the Republic of Argentina or restrictions on the transfer of foreign currency outside the Republic of Argentina or for any other reason the Issuer shall be prevented from paying when due in Dollars any amount owing under the Notes, the Issuer shall deliver to the Paying Agent External Bonds of the Republic of Argentina or any other debt securities issued by the Republic of Argentina denominated in Dollars ("Bonex") in an amount sufficient for the Paying Agent to acquire from the sale thereof in The City of New York such amount of Dollars net of any commissions, fees or other costs. The Paying Agent shall sell such Bonex promptly after their delivery to it and, in any event, within thirty (30) days after each such delivery, unless the Issuer shall, at the Paying Agent's request, otherwise agree in writing. The Issuer's obligations under the Notes shall be discharged on account of any such delivery and sale only to the extent of the net Dollars received by the Paying Agent therefrom and only on the date of such receipt.

         21. Obligation Absolute. No reference herein to the Fiscal Agency Agreement and no provision of this Note or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         22. Waiver of Jury Trial. Each of the Issuer, the Fiscal Agent and the Holders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the Notes or the actions of the Fiscal Agent or any Holder in the negotiation, administration, performance or enforcement thereof.

         23. Use of English Language. Any translation of this Note into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with the Fiscal Agency Agreement shall be in the English language or, if any such document or notice is not in the English language, accompanied by an English translation thereof (except for the notes to the Issuer's quarterly financial statements which may be in the Spanish language), and the English language version of any such document or notice shall control for purposes hereof, provided, however, that the Spanish version of this Note, or the certified translations of all documents or notices to be delivered pursuant to or in connection with the Fiscal Agency Agreement shall prevail for purposes of CNV regulation and supervision.

         24. Governing Law. The Negotiable Obligations Law will govern the requirements for the Notes to qualify as negotiable obligations thereunder while such law, together with Argentine Law No. 19,550, as amended (the "Argentine Business Corporations Law"), and other applicable Argentine laws and regulations, will govern the capacity and corporate authorization of the Issuer to execute and deliver the Notes and the approval of the public offering of Notes by the CNV. All other matters in respect of the Notes will be governed by and construed in accordance with the law of the State of New York, United States of America.

         25. Visitation Rights. On five (5) days' notice, the Issuer shall permit the Fiscal Agent, Agent, any Holder, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Issuer and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Issuer and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants; provided, however, that the Issuer has a right to be present at any such meetings with such certified public accountants; and provided further that the Issuer shall not be required by this Section 25 to discuss or disclose information which would violate General Resolution No. 227 of the CNV or other applicable securities laws of Argentina or the United States.

                   [FORM OF THE REVERSE OF DEFINITIVE NOTES]



                                                                ID No. and Tax
Name of                                    Signature and        No. ("CUIT")
Registered                Date of          Seal of              of Registered
Holder(1)     Liens       Registration     Registrar            Holder(2)

----------    ----------  ------------     -------------        --------------

----------    ----------  ------------     -------------        --------------

----------    ----------  ------------     -------------        --------------

----------    ----------  ------------     -------------        --------------

---------

*    Legal name of entity or full name of individuals.

** Only applicable if the Holder is an individual or entity whose residence or domicile is in Argentina.

                                FORM OF TRANSFER


FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE:
                               ------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

the within Note of Compania de Inversiones de Energia S.A. and hereby does irrevocably constitute and appoint


-------------------------------------------------------------------------------

to transfer the said Note on the books of the within-named Issuer, with full power of substitution in the premises.


Dated:
      -----------------


                                       ----------------------------------------
                                       Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

                                   SCHEDULE I

   (Pursuant to the definition of Temporary Cash Investment in Section 1(e))


Banque Europeenne pour l=Amerique Latine (BEAL) S.A.

Banque Nationale de Paris

The First National Bank of Boston

Chase Manhattan Bank

Citibank

Deutsche Bank

Banco Frances del Rio de la Plata

Banco de Galicia y Buenos Aires

Banco Holandes Unido

Lloyd's Bank

Morgan Guaranty Trust Company of New York.

Banco de la Nacion Argentina

Banco de la Provincia de Buenos Aires

Banco Rio de la Plata

Banco Roberts

Banco Sudameris

Banco Supervielle Societe Generale S.A.

                        [TO BE INCLUDED IN GLOBAL NOTES]


                                  SCHEDULE II

                   CHANGES IN PRINCIPAL AMOUNT OF GLOBAL NOTE


                      Amount
                    of increase             Principal
                   (decrease) in       amount of this global
                principal amount of     Note following such     Notation made
     Date           this global             increase           on behalf of the
     Made              Note                (decrease)            Fiscal Agent
--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

--------------  -------------------    ---------------------   ----------------

                                                                      EXHIBIT B
                                                   FORM OF TRANSFER CERTIFICATE



                          FORM OF TRANSFER CERTIFICATE
                FOR EXCHANGE OR TRANSFER FROM RESTRICTED GLOBAL
                        NOTE TO REGULATION S GLOBAL NOTE
                       (Transfers Pursuant to ' 7(b)(ii)
                        of the Fiscal Agency Agreement)


Societe Generale, Southwest Agency,
  as Fiscal and Transfer Agent,
2001 Ross Avenue, Suite 4800,
Dallas, Texas 75201

         Re: Compania de Inversiones de Energia S.A.
             US$220,000,000 Floating Rate Notes
             Due April 22, 2002 (the "Notes")

         Reference is hereby made to the Fiscal Agency Agreement dated as of April 18, 1997 (the "Fiscal Agency Agreement") among Compania de Inversiones de Energia S.A., as Issuer, Societe Generale, Southwest Agency, as Fiscal Agent, Co-Registrar, Paying Agent and Transfer Agent, and Banco Supervielle Societe Generale S.A., as Registrar, Paying Agent and Transfer Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

         This letter relates to US$____________ principal amount of Notes which are held in the form of the Restricted Global Note (CUSIP No. 20444TAA6) with the U.S. Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No. P30564AA9) to be held with [Euroclear] [Cedel Bank] (Common Code 7551266) through the U.S. Depositary.

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

         (1) the offer of the Notes was not made to a person in the United
     States,

         [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,]*

         [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable,

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

         (5) upon completion of the transaction, the beneficial interest being transferred as described above was held with the U.S. Depositary through Euroclear or Cedel Bank or both (Common Code 7551266).

         This Certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                       [Insert Name of Transferor]


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


Dated:               ,
      ---------------  ----

---------

* Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.

                                                                      EXHIBIT C
                                                   FORM OF TRANSFER CERTIFICATE



                          FORM OF TRANSFER CERTIFICATE
                FOR EXCHANGE OR TRANSFER FROM RESTRICTED GLOBAL
                        NOTE TO UNRESTRICTED GLOBAL NOTE
                       (Transfers pursuant to ' 7(b)(iii)
                        of the Fiscal Agency Agreement)


Societe Generale, Southwest Agency,
  as Fiscal and Transfer Agent,
2001 Ross Avenue, Suite 4800,
Dallas, Texas 75201

         Re: Compania de Inversiones de Energia S.A.
             US$220,000,000 Floating Rate Notes
             Due April 22, 2002 (the "Notes")

         Reference is hereby made to the Fiscal Agency Agreement dated as of April 18, 1997 (the "Fiscal Agency Agreement") among Compania de Inversiones de Energia S.A., as Issuer, Societe Generale, Southwest Agency, as Fiscal Agent, Co-Registrar, Paying Agent and Transfer Agent, and Banco Supervielle Societe Generale S.A., as Registrar, Paying Agent and Transfer Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

         This letter relates to US$_____________ principal amount of Notes which are held in the form of the Restricted Global Note (CUSIP No. 20444TAA6) with the U.S. Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the Notes for an interest in the Unrestricted Global Note (CUSIP No. _________).

         In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and, (i) with respect to transfers made in reliance on Regulation S under the Securities Act, the Transferor does hereby certify that:

         (1) the offer of the Notes was not made to a person in the United
     States,

         [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,]*

         [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

and (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.

         This Certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                       [Insert Name of Transferor]


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


Dated:               ,
      ---------------  ----

---------

* Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.

                                                                      EXHIBIT D
                                                   FORM OF TRANSFER CERTIFICATE



                          FORM OF TRANSFER CERTIFICATE
               FOR TRANSFER OR EXCHANGE FROM REGULATION S GLOBAL
                         NOTE TO RESTRICTED GLOBAL NOTE
                       (Transfers Pursuant to ' 7(b)(iv)
                        of the Fiscal Agency Agreement)


Societe Generale, Southwest Agency,
  as Fiscal and Transfer Agent,
2001 Ross Avenue, Suite 4800,
Dallas, Texas 75201

         Re: Compania de Inversiones de Energia S.A.
             US$220,000,000 Floating Rate Notes
             Due April 22, 2002 (the "Notes")

         Reference is hereby made to the Fiscal Agency Agreement dated as of April 18, 1997 (the "Fiscal Agency Agreement") among Compania de Inversiones de Energia S.A., as Issuer, Societe Generale, Southwest Agency, as Fiscal Agent, Co-Registrar, Paying Agent and Transfer Agent, and Banco Supervielle Societe Generale S.A., as Registrar, Paying Agent and Transfer Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

         This letter relates to US$_____________ principal amount of Notes which are held in the form of the Regulation S Global Note (CUSIP No. P30564AA9) with [Euroclear] [Cedel Bank]* (Common Code 7551266) through the U.S. Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the Notes for an interest in the Restricted Global Note.

         In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Notes and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the

---------

*    Select appropriate depositary.

transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

         This Certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                       [Insert Name of Transferor]


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


Dated:               ,
      ---------------  ----

                                                                      EXHIBIT E
                                                   FORM OF TRANSFER CERTIFICATE


                          FORM OF TRANSFER CERTIFICATE
                          FOR EXCHANGE OR TRANSFER OF
                           RESTRICTED DEFINITIVE NOTE
                  (Transfers and exchanges pursuant to ' 7(c)
                        of the Fiscal Agency Agreement)


Societe Generale, Southwest Agency,
  as Fiscal and Transfer Agent
2001 Ross Avenue, Suite 4800,
Dallas, Texas 75201

         Re: Compania de Inversiones de Energia S.A.
             US$220,000,000 Floating Rate Notes
             Due April 22, 2002 (the "Notes")


         Reference is hereby made to the Fiscal Agency Agreement dated as of April 18, 1997 (the "Fiscal Agency Agreement") among Compania de Inversiones de Energia S.A., as Issuer, Societe Generale, Southwest Agency, as Fiscal Agent, Co-Registrar, Paying Agent and Transfer Agent, and Banco Supervielle Societe Generale S.A., as Registrar, Paying Agent and Transfer Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

         This letter relates to US$_________ principal amount of Restricted Definitive Notes held in definitive form by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Notes.

         The Transferor does hereby certify as follows:

                                  [check one]

         [ ](a) The Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

         [ ](b) The Notes are being transferred in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act.

         [ ](c) The Notes are being transferred in accordance with Rule 144 under the Securities Act.

         [ ](d) The Notes are being exchanged without transfer of record or beneficial ownership.

         This Certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                       [Insert Name of Transferor]


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


Dated:               ,
      ---------------  ----

                                                                      SCHEDULE I
                                                                     SCHEDULE OF
                                                                  CERTAIN HOLDER
                                                                       ADDRESSES


Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
                                             PURCHASING OFFICE:
Banque Europeenne pour l'Amerique Latine     Rue de l'Association 59
(BEAL) S.A.                                  B-1000 Brussels
                                             BELGIUM
                                             Attn: Frederic Adam/J.C. T'Serclaes
                                             Telephone No.: 011-322-229-2020
                                             Facsimile No.: 011-322-229-2065/35

                                             NOTICES: Same as above and
                                             Tte. Juan D. Peron, 338
                                             (1038) Buenos Aires
                                             ARGENTINA
                                             Attn: Diego Garcia del Rio
                                             Telephone No.: 011-541-342-8666
                                             Facsimile No.: 011-541-334-9174
Dresdner Bank Luxembourg S.A
                                             PURCHASING OFFICE:
                                             26, rue du Marche-aux-Herbes
                                             L-2097 Luxembourg
                                             LUXEMBOURG
                                             Attn: Risk Management
                                             Telephone No.: 011-352-4760-1
                                             Facsimile No.: 011-352-4760-565

                                             NOTICES:
                                             Attn: Administrative Department
                                             Telephone No.: 011-352-4760-1
                                             Facsimile No.: 011-352-4760-565

Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
CIBC Inc.                                    PURCHASING OFFICE:
                                             Two Paces West
                                             2727 Paces Ferry Road, Suite 1200
                                             Atlanta, GA 30339
                                             UNITED STATES OF AMERICA
                                             Attn: Kathryn McGovern
                                             Telephone No.: (770) 319-4821
                                             Facsimile No.: (770) 319-4950

                                             NOTICES:
                                             Same

Banco de la Provincia de Buenos Aires -      PURCHASING OFFICE:
Grand Cayman Branch                          P.O. Box 6-4592
                                             El Dorado
                                             Panama
                                             REPUBLIC OF PANAMA

                                             NOTICES:
                                             Edificio Banco Exterior, Piso 22
                                             Avenida Balboa
                                             Panama
                                             REPUBLIC OF PANAMA
                                             Attn: Eduardo E. Caro/Marcela de Ng
                                             Telephone No.: 011-507-227-2167/2168
                                             Facsimile No.: 011-507-225-0431

Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
Riobank International                        PURCHASING OFFICE:
                                             Kirk House, 4th Floor
                                             P.O. Box 323 13-SMB
                                             Grand Cayman
                                             CAYMAN ISLANDS
                                             Attn: N/A
                                             Telephone No.: 011-345-945-5507
                                             Facsimile No.: 011-345-945-5509

                                             NOTICES:
                                             Bartolome Mitre 480, 8 Piso
                                             1036 Buenos Aires
                                             ARGENTINA
                                             Attn: Ricardo Rodriguez
                                             Telephone No.: 011-541-340-1173
                                             Facsimile No.: 011-541-340-1164
Bank of America National Trust and Savings
Association                                  PURCHASING OFFICE:
                                             500 Ellinwood Way, Suite 100
                                             Pleasant Hill, CA 94523
                                             UNITED STATES OF AMERICA
                                             Telephone No.: (510) 603-3120
                                             Facsimile No.: (510) 603-3142

                                             NOTICES:
                                             (simultaneously to both of the following):
                                             500 Ellinwood Way, Suite 100
                                             Pleasant Hill, CA 94523
                                             UNITED STATES OF AMERICA
                                             Attn: Swan Oey
                                             Telephone No.: (510) 603-3120
                                             Facsimile No.: (510) 603-3142

                                                              and

                                             Attn: Ingrid Marcarian
                                             25 de Mayo 537
                                             1002 Buenos Aires
                                             ARGENTINA
                                             Telephone No.: 011-541-319-2652
                                             Facsimile No.: 011-541-313-0476

Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
Bank of Montreal                             PURCHASING OFFICE:
                                             700 Louisiana, Suite 4400
                                             Houston, TX  77002
                                             UNITED STATES OF AMERICA
                                             Attn: Natasha Glossop
                                             Telephone No.: (713) 546-9752
                                             Facsimile No.: (713) 223-4007

                                             NOTICES:
                                             Same as above


                                                              and

                                             Attn: Neelam Dass/Farid Ali
                                             Telephone No.: (312) 750-3727
                                             Facsimile No.: (312) 750-6061


Creditanstalt - Bankverein                   PURCHASING OFFICE:
                                             125 London Wall
                                             London EC2Y 5DD
                                             UNITED KINGDOM
                                             Attn: Gavin Burke
                                             Telephone No.: 011-44-171-417-4879
                                             Facsimile No.: 011-44-171-417-4803/4804

                                             NOTICES:
                                             Same as above




                                             and

                                             Attn: Adrian Beckett/Julie Bentley
                                             Telephone No.: 011-44-171-417-4834/4837
                                             Facsimile No.: 011-44-171-417-4803/4804

Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
Goldman, Sachs & Co.                         PURCHASING OFFICE:
                                             c/o Goldman, Sachs & Co.
                                             85 Broad Street, 6th Floor
                                             New York, NY 10004
                                             UNITED STATES OF AMERICA
                                             Attn: Kathy King
                                             Telephone No.: (212) 902-1040
                                             Facsimile No.: (212) 902-4597

                                             NOTICES:
                                             Same as above

Industrial Bank of Japan Trust Company       PURCHASING OFFICE:
                                             1251 Avenue of the Americas
                                             New York, New York 10020-1104
                                             UNITED STATES OF AMERICA
                                             Attn: Steven Fineberg
                                             Telephone No.: (212) 282-4060
                                             Facsimile No.: (212) 282-4480

                                             NOTICES:
                                             Attn: Atsushi Kawai
                                             Telephone No.: (212) 309-6521
                                             Facsimile No.: (212) 949-0134

Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
ING Bank N.V.                                PURCHASING OFFICE:
                                             Curacao Branch
                                             Zeelandia Commercial Center
                                             Kaya W.F.G. (Jombi)
                                             Mensing 14
                                             P.O. Box 3895
                                             Willemstad - Curacao
                                             NETHERLANDS ANTILLES
                                             Attn: Harry Kampschoer
                                             Telephone No.: 011-599-9-327-000
                                             Facsimile No.: 011-599-9-327-502

                                             NOTICES:
                                             c/o ING Bank N.V. Buenos Aires
                                             Ing. Butty 220, Piso 22
                                             (1300) Capital Federal
                                             ARGENTINA
                                             Attn: Norma Messina/Alejandra Losada
                                             Telephone No.: 011-541-310-4700/4850
                                             Facsimile No.: 011-541-314-5210

J.P. Morgan Securities Limited               PURCHASING OFFICE:
                                             International Banking Facility
                                             New York, NY
                                             UNITED STATES OF AMERICA
                                             Telephone No.: (302) 634-4267

                                             NOTICES:
                                             Corrientes 411
                                             1043 Buenos Aires
                                             ARGENTINA
                                             Attn: Gabriel Micheletti (Business Matters)
                                             Telephone No.: 011-541-348-7345
                                             Facsimile No.: 011-541-348-7228
                                             Eduardo Menutti (Administrative Matters)
                                             Telephone No.: 011-541-348-7309
                                             Facsimile No.: 011-541-348-7228

Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
Toronto Dominion (Texas) Inc.                PURCHASING OFFICE:
                                             909 Fannin Street, Suite 1700
                                             Houston, Texas  77010
                                             UNITED STATES OF AMERICA
                                             Attn: Neva Nesbitt
                                             Telephone No.: (713) 653-8261
                                             Facsimile No.: (713) 951-9921

                                             NOTICES:
                                             Same as above

                                                                 and

                                             The Toronto-Dominion Bank
                                             31 West 52nd Street
                                             New York, NY
                                             UNITED STATES OF AMERICA
                                             Attn: David Silverstein/Deborah Gravinese
                                             Telephone No.: (212) 468-0774/0777
                                             Facsimile No.: (212) 262-1929

                                             PURCHASING OFFICE:
Bank of Boston Trust Company (Bahamas)       Charlotte House
Limited                                      P.O. Box N-3930
                                             Nassau
                                             BAHAMAS
                                             Telephone No.: (809) 322-8531

                                             NOTICES:
                                             For business/credit issues:
                                             Attn: Helena Radzyminzki/Adriana Cimini
                                             Telephone No.: 011-541-346-3255/3140
                                             Facsimile No.: 011-541-346-3245
                                             For administrative issues:
                                             100 Rustcraft Road, MA-DED-74-02-02D
                                             Dedham, MA 02026
                                             UNITED STATES OF AMERICA
                                             Attn: John Kelly/Dorrane Langent
                                             Telephone No.: (617) 467-2081/2099
                                             Facsimile No.: (617) 467-2094

NAME OF INITIAL PURCHASER                    PURCHASING OFFICE AND ADDRESS FOR NOTICES
-------------------------                    -----------------------------------------
Banca Commerciale Italiana -                 PURCHASING OFFICE:
New York Branch                              One William Street
                                             New York, New York 10004
                                             UNITED STATES OF AMERICA
                                             Attn: Jack Dickerhof
                                             Telephone No.: (212) 607-3500/3896
                                             Facsimile No.: (212) 809-2124

Republic National Bank of New York           NOTICES:
                                             Same as above

                                             PURCHASING OFFICE:
                                             Republic National Bank of New York
                                             (Uruguay) S.A.
                                             Attn: Josef Rebalski
                                             Telephone No.: 011-5982-95-3395
                                             Facsimile No.: 011-5982-96-0125

                                             NOTICES:
                                             For business/credit issues:
                                             Bartolome  Mitre 343
                                             (1036) Capital Federal
                                             ARGENTINA
                                             Attn: Marcelo Degrossi
                                             Telephone No.: 011-541-349-1600
                                             Facsimile No.: 011-541-112-259

                                             For administrative issues:
                                             Attn: Josef Rebalski
                                             Telephone No.: 011-5982-95-3395
                                             Facsimile No.: 011-5982-96-0125

Name of Initial purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
Societe Generale, Southwest Agency           PURCHASING OFFICE:
                                             2001 Ross Avenue
                                             Suite 4800
                                             Dallas, TX 75201
                                             UNITED STATES OF AMERICA
                                             Attn: Angela Aldridge
                                             Telephone No.: (214) 979-2767
                                             Facsimile No.: (214) 754-0171

                                             NOTICES:
                                             Same as above

Royal Bank of Canada                         PURCHASING OFFICE:
                                             Financial Square
                                             New York, New York 10005-3531
                                             UNITED STATES OF AMERICA
                                             Attn: Kenneth Bender
                                             Telephone No.: (212) 428-6503
                                             Facsimile No.: (212) 269-4378

                                             NOTICES:
                                             Attn: Sharon Peters
                                             Telephone No.: (212) 428-6369
                                             Facsimile No.: (212) 269-2372

                                                                       EXHIBIT B
                                                               NOTICE OF CLOSING



                               NOTICE OF CLOSING

Societe Generale, Southwest Agency,
as Administrative Agent for the Purchasers parties to the Purchase Agreement referred to below

                                              April 17, 1997

Attention:

Ladies and Gentlemen:

                 The undersigned, Compania de Inversiones de Energia S.A., refers to the Purchase Agreement, dated as of April 18, 1997 (as amended or modified from time to time, the "Purchase Agreement"; the terms defined therein being used herein as therein defined), among the undersigned, certain Arrangers, Managing Agents, Co-Agents, Lead Managers, Managers and Purchasers parties thereto and Societe Generale, Southwest Agency, Dallas, Texas, as Administrative Agent for said Purchasers, and hereby gives you notice, irrevocably, pursuant to Section 3 of the Purchase Agreement, that the undersigned hereby requests the Closing (the "Proposed Closing") under the Purchase Agreement, and in that connection sets forth below the information relating to the Proposed Closing as required by Section 3(a) of the Purchase
Agreement:

                 (i) The Eurodollar Business Day of the Proposed Closing is April 22, 1997.

                 (ii) The aggregate amount of the Proposed Closing is US$220 Million.

                 (iii)   The initial Interest Period is [check one]:
                         [ ] 3 months / [ ] 6 months and shall end on
                         ________ __, 1997.

                 The undersigned hereby certifies that the representations and warranties contained in Section 4 of the Purchase Agreement and Section 8 of the Fiscal Agency Agreement are correct on and as of the date hereof as though made on and as of such date.

                 Very truly yours,

                                        Compania de Inversiones de Energia S.A.

By:                                     By:
   ------------------------------          -------------------------------------
 Name:                                   Name:
      ---------------------------             ----------------------------------
   Title:                                  Title:
         ------------------------                -------------------------------

                                                                       EXHIBIT C
                                               FORM OF ASSIGNMENT AND ACCEPTANCE


                 Reference is made to the Purchase Agreement dated as of April 18, 1997 (as amended or modified from time to time, the "Purchase Agreement") among Compania de Inversiones de Energia S.A., a sociedad anonima organized under the laws of the Republic of Argentina (the "Issuer"), the Arrangers, Managing Agents, Co-Agents, Lead Managers, Managers and Purchasers named therein (as defined in the Purchase Agreement) and Societe Generale, Southwest Agency, as administrative agent for the Purchasers (the "Administrative Agent"). Except as otherwise defined herein, terms used herein have the meanings assigned to them in the Purchase Agreement.

                 The "Assignor" and the "Assignee" referred to on Schedule 1 hereto agree as follows:

                 1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a Commitment under the Purchase Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of the Assignor's total Commitment under the Purchase Agreement. After giving effect to such sale and assignment, the amount of the Assignee's Commitment will be as set forth on Schedule 1 hereto.

                 2. The Assignor (i) represents and warrants that it has full power and authority to assign the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Purchase Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Issuer or the performance or observance by the Issuer of any of its obligations under the Purchase Agreement or any other instrument or document furnished pursuant thereto.

                 3. The Assignee (i) confirms that it has received a copy of the Purchase Agreement (including all Exhibits thereto), together with copies of the financial statements referred to in Section 4 of the Purchase Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Managing Agent, any Co-Agent, any Lead Manager, any Manager or the Assignor or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Purchase Agreement are required to be performed by it as a Purchaser.

                 4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

                 5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Purchase Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Purchaser thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Purchase Agreement.

                 6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Purchase Agreement to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Purchase Agreement for periods prior to the Effective Date directly between themselves.

                 7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                 8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                 IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                           Assignment and Acceptance


 Percentage interest assigned:                                      ___________%

 Assignee's Commitment:                                             $__________

 Aggregate principal amount of Assignor's Commitment:               $__________

 Aggregate principal amount of Assignor's Commitment assigned:      $__________

 Aggregate principal amount of Assignor's Commitment not assigned:  $__________

 Effective Date:*   __________________, 199_

                                        [NAME OF ASSIGNOR], as Assignor


                                        By:
                                           -----------------------------------
                                          Name:
                                          Title:

                                        Dated:                , 199
                                              ----------------     --

                                        [NAME OF ASSIGNEE], as Assignee



                                        By:
                                           -----------------------------------
                                          Name:
                                          Title:

                                        Lending Office:
                                        [Address]

                                        Address for Notices:
                                        [Address]




-----------------

* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

Accepted [and Approved]* this
_______ day of __________________, 199_

SOCIETE GENERALE, SOUTHWEST AGENCY,
   as Administrative Agent


By:
   -----------------------------------
  Name:
  Title:

[Approved this ______ day
of ____________________, 199_


COMPANIA DE INVERSIONES DE ENERGIA S.A.


By:
   -----------------------------------
  Name:
  Title:                              ]**




----------------

* Required if the Assignee is an Eligible Assignee under clause (vi) of the definition of "Eligible Assignee".

** Required if the Assignee is an Eligible Assignee under clause (iii), (iv),
   (v) or (vi) of the definition of "Eligible Assignee".

                                                                       EXHIBIT D
                                                  FORM OF OPINION OF INDEPENDENT
                                                ARGENTINE COUNSEL FOR THE ISSUER


                   [LETTERHEAD OF MARVAL, O'FARRELL & MAIRAL]


                                 April 22, 1997


To the Purchasers, Arrangers, Managing Agents,
Co-Agents, Lead Managers, Managers
and Administrative Agent Referred to Below
c/o Societe Generale, Southwest Agency,
Dallas, Texas, as Administrative Agent
2001 Ross Avenue, Suite 4800
Dallas, Texas 75201
USA


Dear Sirs:

                 We have acted as Argentine counsel to Compania de Inversiones de Energia S.A. (the "Issuer") in connection with (i) the execution of the Purchase Agreement, dated as of April 18, 1997 (the "Purchase Agreement") among the Issuer, Societe Generale, Banco Supervielle Societe Generale S.A. and Goldman, Sachs & Co., as Arrangers (the "Arrangers"), Bank of Montreal, Banque Europeenne pour l'Amerique Latine (BEAL) S.A. and Dresdner Bank Luxembourg S.A., as Managing Agents (the "Managing Agents"), Morgan Guaranty Trust Company of New York, CIBC Inc., Banco de la Provincia de Buenos Aires - Grand Cayman Branch, Toronto Dominion (Texas), Inc., Bank of Boston Trust Company (Bahamas) Limited and ING Bank, N.V., as Co-Agents (the "Co-Agents"), Royal Bank of Canada, Bank of America National Trust and Savings Association, Creditanstalt-Bankverein, Banca Commerciale Italiana - New York Branch and The Industrial Bank of Japan Trust Company, as Lead Managers (the "Lead Managers"), RioBank International and Republic National Bank of New York (Uruguay) S.A., as Managers (the "Managers"), Societe Generale, Southwest Agency, as Administrative Agent (the "Administrative Agent"), and the Purchasers named therein (the "Purchasers"), (ii) the execution of the Fiscal Agency Agreement, dated as of April 18, 1997 (the "Fiscal Agency Agreement") among the Issuer, Societe Generale, Southwest Agency, as Fiscal Agent, Paying Agent, Transfer Agent and Registrar, Societe Generale, Southwest Agency as Paying Agent, Transfer Agent and Co-Registrar, and Banco Supervielle Societe Generale S.A. as Paying Agent, Transfer Agent and Registrar and (iii) and the issuance and sale by the Issuer to the Purchasers of US$220,000,000 aggregate principal amount of Floating Rates Notes due April 22, 2002 of the Issuer (the "Notes"), entitled to the benefits of the Fiscal Agency Agreement. Except as otherwise defined herein, terms defined in the Purchase Agreement, the Fiscal Agency Agreement or the Notes, as the case may be, are used herein as defined therein.

                 In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

                 (a) copies of the Purchase Agreement and the Fiscal Agency Agreement, including the form of Note and other Exhibits thereto;

                 (b) a copy of the by-laws ("estatutos") of the Issuer, as amended;

                 (c) a resolution of the board of directors of the Issuer dated April 15, 1997; and

                 (d) such records of the Issuer and such other documents as we have deemed necessary as a basis for the opinions expressed below.

                 In our examination, we have assumed the genuineness of all signatures (other than signatures on behalf of the Issuer), the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies, and have found nothing to indicate that such assumptions are not fully justified. We have also assumed that the Purchase Agreement the Fiscal Agency Agreement have been duly executed and delivered by all parties thereto (other than the Issuer), in each case pursuant to due authorization.

                 Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

                 1. Each of the Issuer and TGS has been duly organized and is validly existing as a "sociedad anonima" in good standing under the laws of the Republic of Argentina ("Argentina") and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to conduct its business as now conducted except for such licenses, authorizations, consents and approvals the failure to have which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                 2. The execution, delivery, and performance by the Issuer of the Purchase Agreement, the Fiscal Agency Agreement and the Notes are within the corporate power of the Issuer, have been duly authorized by all necessary corporate action, and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any provision of applicable law or regulation or of the charter, by-laws or other constitutive documents of the Issuer or, to our knowledge, of any agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer or, to our knowledge, result in the creation or imposition of any Lien on any asset of the Issuer.

                 3. Other than the authorization of the public offering of the Notes by the Comision Nacional de Valores, or for the listing of the Notes on the Buenos Aires Stock Exchange, which have been duly obtained and remain in full force and effect as of the date of this opinion, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Issuer for the execution, delivery and performance by the Issuer of the Purchase Agreement, the Fiscal Agency Agreement or the Notes, including, without limitation, any governmental authorization, license, approval or consent required by exchange control regulations to enable the Issuer punctually to pay its obligations under the Purchase Agreement, the Fiscal Agency Agreement or the Notes in U.S. Dollars at the applicable office specified pursuant to the Purchase Agreement, the Fiscal Agency Agreement or the Notes, respectively.

                 4. Other than any filings required or agreed to be filed for the authorization of the public offering of the Notes by the Comision Nacional de Valores, or for the listing of the Notes on the Buenos Aires Stock Exchange, all of which have been duly filed in accordance with applicable law and remain in full force and effect as of the date of this opinion, it is not necessary in order to ensure the validity, enforceability, priority or admissibility in evidence of the Purchase Agreement, the Fiscal Agency Agreement or the Notes in Argentina that the Purchase Agreement, the Fiscal Agency Agreement, the Notes or any other document be filed or registered with any authority in Argentina or that any tax be paid in respect thereof, with the exception of the judicial tax in force in Argentina applicable to actions brought before Argentine courts.

                 5. To our knowledge, there is no action, suit or proceeding pending against the Issuer or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which, as of the date hereof, there is a likelihood of an adverse decision which could reasonably be expected materially adversely to affect the business, condition (financial or otherwise), results of operations or prospects of the Issuer and its Subsidiaries taken as a whole or which in any manner draws into question the validity or enforceability of the Purchase Agreement, the Fiscal Agency Agreement or the Notes.

                 6. The execution and delivery of the Purchase Agreement, the Fiscal Agency Agreement and the Notes and the performance by the Issuer of its obligations under the Purchase Agreement, the Fiscal Agency Agreement and the Notes are not subject to taxes, levies, imposts, deductions, charges and withholdings imposed by any Governmental Authority, except that all payments of interest under the Purchase Agreement, the Fiscal Agency Agreement and the Notes to Holders who are purchasing or holding their Notes through Holding Offices located in Argentina are subject to value added tax at a rate of 21%, and that fees paid for services other than advisory services are not subject to withholding taxes if they are paid for services rendered by non-Argentine residents outside of Argentina. The Issuer is permitted under applicable Argentine law to pay any additional amounts payable under Section 6 of the Purchase Agreement, Sections 5 and 14 of the Fiscal Agency Agreement and Paragraphs 6 and 7 of the Notes.

                 7. The obligations of the Issuer under the Purchase Agreement, the Fiscal Agency Agreement and the Notes to pay the principal of and interest on the Notes and any and all other amounts due under the Purchase Agreement, the Fiscal Agency Agreement and the Notes constitute direct and unconditional obligations of the Issuer and will rank at all times at least pari passu in right of payment with all other unsecured, unsubordinated Debt of the Issuer at any time outstanding.

                 8. The Purchase Agreement, the Fiscal Agency Agreement and the Notes are in proper legal form under the laws of Argentina for the enforcement thereof in accordance with their respective terms against the Issuer under such laws in the courts of Argentina. Neither the Issuer nor any of its revenues, assets or properties have any right of immunity, on the ground of sovereignty or otherwise, from service of process or the jurisdiction of any court in connection with any suit, action or proceeding arising out of or relating to its obligations under the Purchase Agreement, the Fiscal Agency Agreement or the Notes or from the execution or enforcement of any judgment resulting therefrom, and if the Issuer or any of its revenues, assets or properties should become entitled to any such right of immunity, the Issuer has effectively waived such right pursuant to Section 21 of the Purchase Agreement,
Section 20 of the Fiscal Agency Agreement and Paragraph 19 of the Notes. The obligations of the Issuer under the Purchase Agreement, the Fiscal Agency Agreement and the Notes may be enforced (by judgment and levy) in accordance with their respective terms in a proceeding at law in any competent court in Argentina at the suit of any Purchaser or Holder, provided, however, that (i) if the Purchase Agreement or the Fiscal Agency Agreement or the Notes is enforced before the courts of the City of Buenos Aires, the payment of a court tax of 3% on the amount of the claims is required, and (ii) an official Spanish translation of the Purchase Agreement or the Fiscal Agency Agreement or the Notes, as the case may be, is required to bring an action thereon in the courts of Argentina, and provided, further, that, pursuant to Argentine Law No. 24,573 and its regulatory decree No. 1021/95, certain obligatory mediation procedures must be exhausted prior to the initiation of lawsuits in Argentina, with the exception, among others, of bankruptcy and executory proceedings, which executory proceedings include the enforcement of foreign judgments, in which case mediation procedures remain optional for the plaintiff; upon failure of the mediation, proceedings may be instituted before such courts of Argentina; provided, however that the minutes of the mediation must be submitted before such courts. Subject to the foregoing, any judgment against the Issuer of a state or Federal court in the State of New York, United States, which satisfies the requirements of Articles 517 through 519 of Argentine Law No. 17,454, as amended by Argentine Law No. 22,434 (National Code of Civil and Commercial Procedures) namely, that (i) the judgment, which must be final in the jurisdiction where rendered, was issued by a court competent in accordance with the Argentine laws regarding conflicts of law and jurisdiction and resulted from a personal action, or an "in rem" action with respect to personal property which is transferred to Argentine territory during or after prosecution of the foreign action; (ii) the defendant against whom enforcement of the judgment is sought was personally served with the summons and, in accordance with due process of law, was given an opportunity to defend against the foreign action; (iii) the judgment must be valid in the jurisdiction where rendered and its authenticity must be established in accordance with the requirements of Argentine law; (iv) the judgment does not violate the principles of public policy of Argentine law; and (v) the judgment is not contrary to prior or simultaneous judgment of an Argentine court; is capable of being enforced in the courts of Argentina.

                 9. The Purchase Agreement and the Fiscal Agency Agreement have been duly executed and delivered by the Issuer, and the Notes have been duly authorized, executed, issued and delivered. Under conflicts of law principles of Argentina, the stated choice of New York law to govern the Purchase Agreement, the Fiscal Agency Agreement and the Notes will, except to the extent Argentine law is the stated choice of law in the Purchase Agreement, the Fiscal Agency Agreement or the Notes, as the case may be, be honored by the courts of Argentina, and the Purchase Agreement, the Fiscal Agency Agreement and the Notes will be construed in accordance with, and will be treated as being governed by, the law of New York. However, if the Purchase Agreement, the Fiscal Agency Agreement or the Notes were stated to be governed by and construed in accordance with the law of Argentina to the full or partial exclusion of New York law, or if a court of Argentina were to apply the law of Argentina to the Purchase Agreement, the Fiscal Agency Agreement or the Notes to the full or partial exclusion of New York law, the Purchase Agreement, the Fiscal Agency Agreement and the Notes would nevertheless constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms.

                 The opinion expressed in the second sentence of paragraph 10 above is subject to the qualifications that (i) the remedy of specific performance or the issue of an injunction is subject to the discretion of the courts and (ii) enforcement of the Purchase Agreement, the Fiscal Agency Agreement and the Notes may be limited by bankruptcy, insolvency, liquidation, reorganization and other laws of general application relating to or affecting the rights of creditors as well as by general principles of law regarding fairness and equitable exercise of rights (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing).

                 The foregoing opinions are limited to matters involving the law of Argentina, and we do not express any opinion as to the laws of any other jurisdiction.

                 This opinion letter is provided to you and, without our prior written consent in each instance, may not be relied upon by any Person other than a Purchaser for any purpose and then only in connection with the transactions contemplated by the Purchase Agreement.

                                                   Marval, O'Farrell & Mairal



                                                   --------------------------

                                                                       EXHIBIT E
                                                      FORM OF OPINION OF SPECIAL
                                                       ARGENTINE COUNSEL FOR THE
                                                            ADMINISTRATIVE AGENT


              [LETTERHEAD OF BRUCHOU, FERNANDEZ MADERO & LOMBARDI]


                                                    Buenos Aires, April 22, 1997




To:     the Purchasers, Arrangers, Managing Agents,
        Co-Agents, Lead Managers, Managers
        and Administrative Agent
        parties to the Purchase Agreement
        referred to below
c/o     Societe Generale, Southwest Agency,
        2001 Ross Avenue, Suite 4800
        Dallas, Texas, as Administrative Agent

               RE:  COMPANIA DE INVERSIONES DE ENERGIA S.A.
                    US$220,000,000 FLOATING RATE NOTES DUE
                    APRIL 22, 2002

Dear Sirs:

1.      INTRODUCTION

        We have acted as special legal advisers in the Republic of Argentina ("Argentina") for Societe Generale, Southwest Agency, Dallas, Texas, as Administrative Agent (the "Administrative Agent"), in connection with the Purchase Agreement dated as of April 18, 1997 (the "Purchase Agreement"), among Compania de Inversiones de Energia S.A. (the "Issuer"), the Arrangers, Managing Agents, Co-Agents, Lead Managers, Managers and Purchasers listed on the signature pages thereof and the Administrative Agent and the issuance and sale to the Purchasers pursuant to the Purchase Agreement of US$220,000,000 aggregate principal amount of Floating Rate Notes due April 22, 2002 (the "Notes") of the Issuer, entitled to the benefits of the Fiscal Agency Agreement, dated as of April 18, 1997 (the "Fiscal Agency Agreement"), among the Issuer, Societe Generale, Southwest Agency, as Fiscal Agent (the "Fiscal Agent"), Paying Agent, Transfer Agent and Co-Registrar, and Banco Supervielle Societe Generale S.A., as Paying Agent, Transfer Agent and Registrar.

Except as otherwise expressly provided herein, terms defined in the Purchase Agreement, the Fiscal Agency Agreement or the Notes, as the case may be, are used herein as therein defined.


2.      DOCUMENTS

        For the purpose of rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

        (a) copies of each of the Purchase Agreement and the Fiscal Agency Agreement including the form of the Notes and other Exhibits thereto;

        (b) a copy of the by-laws ("estatutos") of the Issuer and TGS, as amended;

        (c) certified copies of the resolutions of the shareholders' meetings of the Issuer dated December 13, 1996 and of the board of directors of the Issuer dated December 13, 1996 and April 15, 1997; and

        (d) such records of the Issuer and TGS and such other documents as we have deemed necessary as a basis for the opinions expressed below.


3.      ASSUMPTIONS

        For the purpose of this opinion, we have assumed (without making any investigation thereof):

        (a) the completeness and the conformity to originals of all documents submitted to us as copies and the authenticity of all documents submitted to us as originals;

        (b) the genuineness of all signatures on the documents submitted to us;

        (c) the capacity, power and authority of all parties (other than the Issuer) to enter into, and the due execution and delivery by such parties of, the Purchase Agreement, the Fiscal Agency Agreement and the Notes; and

        (d) that there are no provisions of the laws of any jurisdiction outside Argentina which would have any implication on the opinion we express.

        The opinions set out in this letter relate only to the laws of Argentina as in force at the date hereof. This opinion is governed by, and shall be construed in accordance with, the laws of Argentina.

4.      OPINIONS

        Based upon and subject to the foregoing and subject to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

1. Each of the Issuer and TGS is a "sociedad anonima", duly organized, validly existing and operating under the laws of Argentina, and has all corporate powers required to conduct its business as now conducted.

2. The Issuer has full power and authority to enter into and perform its obligations under the Purchase Agreement, the Fiscal Agency Agreement and the Notes, and to issue the full amount thereunder and it has taken all corporate action necessary to authorize the execution, delivery and performance of the Purchase Agreement, the Fiscal Agency Agreement and the Notes in accordance with their terms, and none of the execution, delivery or performance of its obligations and duties under the Purchase Agreement, the Fiscal Agency Agreement or the Notes will violate any applicable law, rule or regulation of Argentina or cause any limit contained in the Issuer's Estatutos placed on the powers of the Issuer and/or its directors to be exceeded.

3. Other than the authorization of the public offering of the Notes by the Argentine Comision Nacional de Valores, or for the listing of the Notes on the Buenos Aires Stock Exchange which have been duly obtained and remain in full force and effect as of the date of this opinion, no authorization, approval or consent of (including any exchange control approval), and no filing or registration with, any governmental or regulatory authority or agency of Argentina is required on the part of the Issuer for the execution, delivery or performance by the Issuer of the Purchase Agreement, the Fiscal Agency Agreement or the Notes, or to punctually pay its obligations thereunder at the office of the Fiscal Agent specified pursuant to Section 3 of the Fiscal Agency Agreement.

4. Other than any filings required by or agreed to be filed with the Argentine Comision Nacional de Valores, for the authorization of the public offering of the Notes or the Buenos Aires Stock Exchange for the listing of the Notes on such Exchange, all of which have been duly filed in accordance with applicable law and remain in full force and effect as of the date of this opinion, it is not necessary in order to ensure the validity, enforceability, priority or admissibility in evidence of the Purchase Agreement, the Fiscal Agency Agreement or the Notes in Argentina that the Purchase Agreement, the Fiscal Agency Agreement, the Notes or any other document be filed or registered with any authority in Argentina, and no Argentine taxes are required to be paid and no notarization is required, for the validity and enforceability thereof, except that: (A) if the Purchase Agreement, the Fiscal Agency Agreement and/or the Notes are enforced before the courts of the City of Buenos Aires: (i) the payment of a court tax of 3% on the amount of the claim is required; and (ii) certain mandatory mediation procedures must be exhausted prior to the initiation of lawsuits, with the exception, among others, of bankruptcy and some executory proceedings including claims under Article 29 of the Argentine Negotiable Obligations Law No. 23,576, as amended, and the enforcement of foreign judgements, in which case mediation remains optional for the plaintiff; and (B) an official Spanish translation of any such documents is required to bring an action thereon in the courts of Argentina.

5. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchasers to Argentina or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Purchasers of the Notes. This opinion is subject to the qualification that the Purchasers located in Argentina would be subject to income tax in respect of the fees or any commission payable to such Purchasers under the Note Purchase Agreement to the extent that the Notes are sold in Argentina pursuant to the Note Purchase Agreement, and that the Fiscal Agent, the Registrar and the other Agents which are part of the Fiscal Agency Agreement would be subject to such tax to the extent that services under the Fiscal Agency Agreement are performed in Argentina;

        Assuming that the conditions of Article 36 of the Argentine Negotiable Obligations Law No. 23,576, as amended, will be satisfied with respect to the Notes, there is no income, stamp or other tax, duty, impost, deduction or other charge imposed (whether by withholding or otherwise) by Argentina (including any political subdivision thereof) or any Argentine governmental agency or other Argentine governmental or taxing authority or agency on or by virtue of the execution or delivery by the Issuer of the Notes;

6. Except as otherwise provided by mandatory provisions of Argentine Law, the obligations of the Issuer under the Purchase Agreement, the Fiscal Agency Agreement and the Notes will rank in right of payment at least pari passu with all other unsecured, unsubordinated obligations of the Issuer at any time outstanding. Such obligations will be subject to any laws from time to time in effect relating to insolvency, bankruptcy or liquidation or any other laws affecting generally the enforcement of creditors' rights.

7. The Purchase Agreement, the Fiscal Agency Agreement and the Notes constitute, to the extent they are valid and enforceable under New York law, legal, valid and binding obligations of the Issuer, are in proper legal form under the law of Argentina and enforceable against the Issuer in accordance with their terms except that for enforcement in Argentina of the Purchase Agreement and the Fiscal Agency Agreement a translation into Spanish by an Argentine registered translator is required. The Issuer is subject to civil and commercial law with respect to its obligations under the Purchase Agreement, the Fiscal Agency Agreement and the Notes. The execution, delivery and performance by the Issuer of the Purchase Agreement, the Fiscal Agency Agreement and the Notes constitute private and commercial activities rather than public or governmental acts. Neither the Issuer nor any of its properties or revenues enjoy any right of immunity from suit, court jurisdiction, judgment, attachment (whether before or after judgment), set-off or execution of a judgment or from any other legal process or remedy relating to the obligations of the Issuer under the Purchase

Agreement, the Fiscal Agency Agreement or the Notes, and the waivers of immunity contained in Section 21 of the Purchase Agreement, Section 20 of the Fiscal Agency Agreement and Paragraph 19 of the Notes are irrevocably binding on the Issuer.

8. The Purchase Agreement, the Fiscal Agency Agreement and the Notes have been duly executed and delivered by the Issuer. Under conflicts of law principles of Argentina, the stated choice of New York law to govern the Purchase Agreement, the Fiscal Agency Agreement and the Notes will, except to the extent Argentine law is the stated choice of law in the Purchase Agreement, the Fiscal Agency Agreement or the Notes, as the case may be, be honored by the courts of Argentina, and the Purchase Agreement, the Fiscal Agency Agreement and the Notes will be construed in accordance with, and will be treated as being governed by, the law of New York. However, if the Purchase Agreement, the Fiscal Agency Agreement and/or the Notes were stated to be governed by and construed in accordance with the law of Argentina to the full or partial exclusion of New York law, or if a court in Argentina were to apply the law of Argentina to the Purchase Agreement, the Fiscal Agency Agreement and the Notes to the full or partial exclusion of New York law, the Purchase Agreement, the Fiscal Agency Agreement and the Notes would nevertheless constitute, to the extent they are valid and enforceable under New York law, the legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms.

9. Under the laws of Argentina, the Issuer has validly submitted to the jurisdiction of the courts in and of the United States District Court for the Southern District of New York and of any court of the State of New York sitting in New York City, USA, and a judgment of any such court obtained after service of process made in accordance with the laws of the jurisdiction of the judgment-rendering court, would be enforceable in the courts of Argentina without further review on the merits; provided, however, that the following requirements of Article 517 of Argentine Law No. 17,454, as amended (National Code of Civil and Commercial Proceedings), are met: (i) the judgment, which must be final in the jurisdiction where rendered, was issued by a court with jurisdiction pursuant to Argentine laws on international jurisdiction and results from a personal action or an in rem action with respect to personal property which was transferred to the territory of Argentina during or after the prosecution of the foreign action; (ii) the defendant against whom enforcement of the judgment is sought was personally served with the summons and, in accordance with due process of law, was given an opportunity to defend against the foreign action; (iii) the judgment must be valid in the jurisdiction where rendered and its authenticity must be established in accordance with the requirements of Argentine law; (iv) the judgment does not violate the principles of public policy of Argentine law; and (v) the judgment is not contrary to a prior or simultaneous judgment of an Argentine court.

10. Under the laws of Argentina the courts of Argentina have jurisdiction to adjudicate any action relating to the Purchase Agreement, the Fiscal Agency Agreement and/or the Notes brought against the Issuer in such courts by any Agent or any Purchaser or any Holder of a Note.

11. Neither the execution, delivery and performance of the Purchase Agreement or the Fiscal Agency Agreement, nor the enforcement of either thereof, will (without more) cause any Agent or any Purchaser to be deemed to be doing business in Argentina.

                 The foregoing opinions are, however, subject to certain qualifications, namely:

        (a) nothing herein is to be taken as an indication that the remedy of an order for specific performance or the issue of an injunction would be available in a court in Argentina, since such remedies are available only at the discretion of the courts; and

        (b) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization and other laws of general application relating to or affecting the rights of creditors as well as by general principles of law regarding fairness and equitable exercise of rights (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing).

                 In rendering the opinions expressed herein, we have, with your approval, relied without independent investigation as to all matters governed by or involving conclusions under New York or United States federal law, upon the opinion (including the qualifications, assumptions and limitations expressed therein) of Sullivan & Cromwell, special New York counsel to the Administrative Agent, of even date herewith.

                 This opinion is given for your sole benefit in connection with the transactions contemplated by the Purchase Agreement and the Fiscal Agency Agreement. This opinion is not to be disclosed to any other person nor is it to be relied upon by any other person or for any other purpose or quoted or referred to in any public document without our prior written consent.


                                        Very truly yours,



                                        -------------------------------------
                                        Javier Errecondo

                                                                       EXHIBIT F
                                                      FORM OF OPINION OF SPECIAL
                                                        NEW YORK COUNSEL FOR THE
                                                            ADMINISTRATIVE AGENT



                                                      April 22, 1997



To the Purchasers, Arrangers, Managing Agents,
  Co-Agents, Lead Managers, Managers and the
    Administrative Agent Referred to Below,
    c/o Societe Generale, Southwest Agency,
    Dallas, Texas, as Administrative Agent,
         2001 Ross Avenue, Suite 4800,
            Dallas, Texas 75201.


Ladies and Gentlemen:

                 We have acted as special New York counsel for Societe Generale, Southwest Agency (the "Administrative Agent") in connection with the preparation, execution and delivery of the Purchase Agreement, dated as of April 18, 1997 (the "Purchase Agreement"), among Compania de Inversiones de Energia S.A. (the "Issuer"), the Arrangers, Managing Agents, Co-Agents, Lead Managers, Managers and Purchasers listed on the signature pages thereof and Societe Generale, Southwest Agency, as Administrative Agent and the issuance and sale to the Purchasers pursuant to the Purchase Agreement of US$220,000,000 aggregate principal amount of Floating Rate

To the Purchasers, et al.                                                    -2-



Notes due April 22, 2002 (the "Notes") of the Issuer, entitled to the benefits of the Fiscal Agency Agreement, dated as of April 18, 1997 (the "Fiscal Agency Agreement"), among the Issuer, Societe Generale, Southwest Agency, as Fiscal Agent, Paying Agent, Transfer Agent and Co-Registrar (the "Fiscal Agent") and Banco Supervielle Societe Generale S.A., as Paying Agent, Transfer Agent and Registrar. Terms defined in the Purchase Agreement and the exhibits thereto are used herein as therein defined.

                 As such counsel, we have examined such certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

                 (1) Assuming that each of the Purchase Agreement, the Fiscal Agency Agreement and the Notes has been duly authorized, executed and delivered by each of the parties thereto, each of the Purchase Agreement, the Fiscal Agency Agreement and the Notes constitutes a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization,

To the Purchasers, et al.                                                    -3-



        moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (2) No regulatory consents, authorizations, approvals or filings are required to be obtained or made by the Issuer on or prior to the date hereof under the Federal laws of the United States or the laws of the State of New York for the execution and delivery by the Issuer of the Purchase Agreement, the Fiscal Agency Agreement or the Notes or for the issuance and sale of the Notes in accordance with the Purchase Agreement.

                 (3) The Issuer is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 With respect to our opinion in (1) above, we express no opinion as to the validity or enforceability of provisions in the Purchase Agreement or Fiscal Agency Agreement insofar as they may purport to indemnify parties for violations of the Federal securities laws.

                 The foregoing opinion is limited to the Federal laws of the United States, and the laws of the State of New York,

To the Purchasers, et al.                                                    -4-



and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

                 With your approval, we have assumed that the Issuer has been duly incorporated and is an existing corporation in good standing under the laws of the Republic of Argentina and that the execution and delivery of the Purchase Agreement, the Fiscal Agency Agreement and the Notes by the Issuer, and the performance by the Issuer of its obligations thereunder, will comply with all applicable law and with each requirement or restriction imposed by the Issuer's by-laws or by any court or governmental body having jurisdiction over the Issuer, its properties or its activities (other than the Federal government of the United States of America and the State of New York), and will not result in a default under or breach of any agreement or instrument binding on the Issuer.

                 Also with your approval, we have assumed that the Fiscal Agency Agreement has been duly authorized, executed and delivered by the Fiscal Agent, the Registrar and the Co-Registrar and by each Paying Agent and Transfer Agent party thereto, that the Notes conform to the specimen thereof examined by us and have been duly authenticated by an authorized signatory of the Fiscal Agent and that the

To the Purchasers, et al.                                                    -5-



signatures on all documents examined by us are genuine, assumptions that we have not independently verified.

                 This letter is delivered by us as special New York counsel to the Administrative Agent and is solely for your benefit in connection with the above referenced matter. This opinion may not be relied upon by you for any other purposes or relied upon by any other person without our prior written consent.

                                        Very truly yours,

                                                                      SCHEDULE I
                                                              PURCHASING OFFICES
                                                                   AND ADDRESSES
                                                                     FOR NOTICES


Name of Initial Purchaser                      Purchasing Office and Address for Notices
-------------------------                      -----------------------------------------
Banque Europeenne pour l'Amdrique Latine       PURCHASING OFFICE:
(BEAL) S.A.                                    Rue de l'Association 59
                                               B- 1000 Brussels
                                               BELGIUM
                                               Atm: Frederic Adam/J.C. T'Serclaes
                                               Telephone No.: 011-322-229-2020
                                               Facsimile No.: 011-322-229-2065/35

                                               NOTICES:
                                               Same as above and
                                               Tte. Juan D. Peron, 338
                                               (1038) Buenos Aires
                                               ARGENTINA
                                               Attn: Diego Garcia del Rio
                                               Telephone No.: 011-541-342-8666
                                               Facsimile No.: 011-541-334-9174

Dresdner Bank Luxembourg S.A.                  PURCHASING OFFICE:
                                               26, rue du Marche-aux-Herbes
                                               L-2097 Luxembourg
                                               LUXEMBOURG
                                               Arm: Risk Management
                                               Telephone No.: 011-352-4760-1
                                               Facsimile No.: 011-352-4760-565

                                               NOTICES:
                                               Attn: Administrative Department
                                               Telephone No.: 011-352-4760-1
                                               Facsimile No.: 011-352-4760-565


Name of Initial Purchaser                      Purchasing Office and Address for Notices
-------------------------                      -----------------------------------------
CIBC Inc.                                      PURCHASING OFFICE:
                                               Two Paces West
                                               2727 Paces Ferry Road, Suite 1200
                                               Atlanta, GA 30339
                                               UNITED STATES OF AMERICA
                                               Attn: Kathryn McGovern
                                               Telephone No.: (770) 319-4821
                                               Facsimile No.: (770) 319-4950

                                               NOTICES: Same


Banco de la Provincia de Buenos Aires          PURCHASING OFFICE:
- Grand Cayman Branch                          P.O. Box 6-4592
                                               El Dorado
                                               Panama
                                               REPUBLIC OF PANAMA

                                               NOTICES:
                                               Edificio Banco Exterior, Piso 22
                                               Avenida Balboa
                                               Panama
                                               REPUBLIC OF PANAMA
                                               Attn: Eduardo E. Caro/Marcela de Ng
                                               Telephone No.: 011-507-227-2167/2168
                                               Facsimile No.: 011-507-225=043 1


Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
Riobank International                        PURCHASING OFFICE:
                                             Kirk House, 4th Floor
                                             P.O. Box 323 13-SMB
                                             Grand Cayman
                                             CAYMAN ISLANDS
                                             Attn: N/A
                                             Telephone No.: 011-345-945-5507
                                             Facsimile No.: 011-345-945-5509

                                             NOTICES:
                                             Bartolome Mitre 480, 8 Piso
                                             1036 Buenos Aires
                                             ARGENTINA
                                             Attn: Ricardo Rodriguez
                                             Telephone No.: 011-541-340-1173
                                             Facsimile No.: 011-541-340-1164
Bank of America National Trust and Savings
Association                                  PURCHASING OFFICE:
                                             500 Ellinwood Way, Suite 100
                                             Pleasant Hill, CA 94523
                                             UNITED STATES OF AMERICA
                                             Telephone No.: (510) 603-3120
                                             Facsimile No.: (510) 603-3142

                                             NOTICES:
                                             (simultaneously to both of the following):
                                             500 Ellinwood Way, Suite 100
                                             Pleasant Hill, CA 94523
                                             UNITED STATES OF AMERICA
                                             Attn: Swan Oey
                                             Telephone No.: (510) 603-3120
                                             Facsimile No.: (510) 603-3142

                                                              and

                                             Attn: Ingrid Marcarian
                                             25 de Mayo 537
                                             1002 Buenos Aires
                                             ARGENTINA
                                             Telephone No.: 011-541-319-2652
                                             Facsimile No.: 011-541-313-0476

Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
Bank of Montreal                             PURCHASING OFFICE:
                                             700 Louisiana, Suite 4400
                                             Houston, TX  77002
                                             UNITED STATES OF AMERICA
                                             Attn: Natasha Glossop
                                             Telephone No.: (713) 546-9752
                                             Facsimile No.: (713) 223-4007

                                             NOTICES:
                                             Same as above


                                                              and

                                             Attn: Neelam Dass/Farid Ali
                                             Telephone No.: (312) 750-3727
                                             Facsimile No.: (312) 750-6061


Creditanstalt - Bankverein                   PURCHASING OFFICE:
                                             125 London Wall
                                             London EC2Y 5DD
                                             UNITED KINGDOM
                                             Attn: Gavin Burke
                                             Telephone No.: 011-44-171-417-4879
                                             Facsimile No.: 011-44-171-417-4803/4804

                                             NOTICES:
                                             Same as above




                                             and

                                             Attn: Adrian Beckett/Julie Bentley
                                             Telephone No.: 011-44-171-417-4834/4837
                                             Facsimile No.: 011-44-171-417-4803/4804

Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
Goldman, Sachs & Co.                         PURCHASING OFFICE:
                                             c/o Goldman, Sachs & Co.
                                             85 Broad Street, 6th Floor
                                             New York, NY 10004
                                             UNITED STATES OF AMERICA
                                             Attn: Kathy King
                                             Telephone No.: (212) 902-1040
                                             Facsimile No.: (212) 902-4597

                                             NOTICES:
                                             Same as above

Industrial Bank of Japan Trust Company       PURCHASING OFFICE:
                                             1251 Avenue of the Americas
                                             New York, New York 10020-1104
                                             UNITED STATES OF AMERICA
                                             Attn: Steven Fineberg
                                             Telephone No.: (212) 282-4060
                                             Facsimile No.: (212) 282-4480

                                             NOTICES:
                                             Attn: Atsushi Kawai
                                             Telephone No.: (212) 309-6521
                                             Facsimile No.: (212) 949-0134

Name of Initial Purchaser                    Purchasing Office and Address for Notices
-------------------------                    -----------------------------------------
ING Bank N.V.                                PURCHASING OFFICE:
                                             Curacao Branch
                                             Zeelandia Commercial Center
                                             Kaya W.F.G. (Jombi)
                                             Mensing 14
                                             P.O. Box 3895
                                             Willemstad - Curacao
                                             NETHERLANDS ANTILLES
                                             Attn: Harry Kampschoer
                                             Telephone No.: 011-599-9-327-000
                                             Facsimile No.: 011-599-9-327-502

                                             NOTICES:
                                             c/o ING Bank N.V. Buenos Aires
                                             Ing. Butty 220, Piso 22
                                             (1300) Capital Federal
                                             ARGENTINA
                                             Attn: Norma Messina/Alejandra Losada
                                             Telephone No.: 011-541-310-4700/4850
                                             Facsimile No.: 011-541-314-5210

J.P. Morgan Securities Limited               PURCHASING OFFICE:
                                             International Banking Facility
                                             New York, NY
                                             UNITED STATES OF AMERICA
                                             Telephone No.: (302) 634-4267

                                             NOTICES:
                                             Corrientes 411
                                             1043 Buenos Aires
                                             ARGENTINA
                                             Attn: Gabriel Micheletti (Business Matters)
                                             Telephone No.: 011-541-348-7345
                                             Facsimile No.: 011-541-348-7228
                                             Eduardo Menutti (Administrative Matters)
                                             Telephone No.: 011-541-348-7309
                                             Facsimile No.: 011-541-348-7228

Name of Initial Purchaser              Purchasing Office and Address for Notices
-------------------------              -----------------------------------------
                                       PURCHASING OFFICE:
Toronto Dominion (Texas) Inc.          909 Fannin Street, Suite 1700
                                       Houston, Texas 77010
                                       UNITED STATES OF AMERICA
                                       Atm: Neva Nesbitt
                                       Telephone No.: (713) 653-8261
                                       Facsimile No.: (713) 951-9921


                                       NOTICES: Same as above and
                                       The Toronto-Dominion Bank
                                       31 West 52nd Street
                                       New York, NY
                                       UNITED STATES OF AMERICA
                                       Attn: David Silverstein/Deborah Gravinese
                                       Telephone No.: (212) 468-0774/0777
                                       Facsimile No.: (212) 262-1929


                                       PURCHASING OFFICE:
Bank of Boston Trust Company           Charlotte House
  (Bahamas) Limited                    P.O. Box N-3930
                                       Nassau
                                       BAHAMAS
                                       Telephone No.: (809) 322-8531


                                       NOTICES:
                                       For business/credit issues:
                                       Attn: Helena Radzyminzki/Adriana Cimini
                                       Telephone No.: 011-541-346-3255-3140
                                       Facsimile No.: 011-541-346-3245

                                       For administrative issues:
                                       100 Rustcraft Road,
                                       MA-DED-74-02-02D
                                       Dedham, MA 02026
                                       UNITED STATES OF AMERICA
                                       Attn: John Kelly/Dorrane Langent
                                       Telephone No.: (617) 467-2081/2099
                                       Facsimile No.: (617) 467-2094


Name of Initial Purchaser              Purchasing Office and Address for Notices
-------------------------              -----------------------------------------
Societe Generale, Southwest Agency     PURCHASING OFFICE:
                                       2001 Ross Avenue
                                       Suite 4800
                                       Dallas, TX 75201
                                       UNITED STATES OF AMERICA
                                       Attn: Angela Aldridge
                                       Telephone No.: (214) 979-2767
                                       Facsimile No.: (214) 754-0171

                                       NOTICES: Same as above

Royal Bank of Canada                   Purchasing Office:
                                       Financial Square
                                       New York, New York 10005-3531
                                       UNITED STATES OF AMERICA
                                       Attn: Kenneth Bender
                                       Telephone No.: (212) 428-6503
                                       Facsimile No.: (212) 269-4378

                                       NOTICES:
                                       Attn: Sharon Peters
                                       Telephone No.: (212) 428-6369
                                       Facsimile No.: (212) 269-2372


Name Of  Initial Purchaser             Purchasing Office and Address for Notices
--------------------------             -----------------------------------------
Banca Commerciale Italiana -           Purchasing Office:
New York Branch                        One William Street
                                       New York, New York 10004
                                       UNITED STATES OF AMERICA
                                       Attn: Jack Dickerhof
                                       Telephone No.: (212) 607-3500/3896
                                       Facsimile No.: (212) 809-2124

                                       NOTICES:
                                       Same as above

                                       PURCHASING OFFICE:
Republic National Bank of New York     Republic National Bank of New York
                                       (Uruguay) S.A.
                                       Attn: Josef Rebalski
                                       Telephone No.: 011-5982-95-3395
                                       Facsimile No.: 011-5982-96-0125

                                       NOTICES:
                                       For business/credit issues:
                                       Bartolome Mitre 343
                                       (1036) Capital Federal
                                       ARGENTINA
                                       Attn: Marcelo Degrossi
                                       Telephone No.: 011-541-349-1600
                                       Facsimile No.: 011-541-112-259

                                       For administrative issues:
                                       Attn: Josef Rebalski
                                       Telephone No.: 011-5982-95-3395
                                       Facsimile No.: 011-5982-96-0125